PROSPECTUS
September 11, 2015

M PremierSM VUL Protector®

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT ISSUED BY:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY –
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: (800) 782-5356

The M PremierSM VUL Protector® Contract is offered under form number MPVNLG-2015.  A state and/or other code may follow the form number.  Your Contract's form number is located in the lower left-hand corner of the first page of your Contract.

This prospectus describes the M PremierSM VUL Protector® Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company.  Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

Please read this Prospectus.  Please read this prospectus before purchasing a M PremierSM VUL Protector® variable universal life insurance Contract and keep it for future reference.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”).  The Account offers a wide variety of Variable Investment Options from the firms listed below.  The current summary or statutory prospectuses for the Variable Investment Options accompany this prospectus.  These prospectuses contain important information about the Funds, including information about their investment objectives, fees, and investment advisers/subadvisers.  Please read these prospectuses and keep them for reference.

• Advanced Series Trust	• Janus
• American Funds®	• JP Morgan
• Dreyfus	• M Fund, Inc.
• Fidelity® Investments	• MFS®
• Franklin Templeton®	• Neuberger Berman
• Invesco	• Prudential

For a complete list of the available Variable Investment Options, see The Funds.

You may also choose to allocate your Contract’s premiums and its earnings in the Fixed Rate Option and/or the Long Term Fixed Rate Option, also referred to as “fixed investment options,” which pay a guaranteed interest rate.  See The Fixed Rate and Long Term Fixed Rate Options.

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to Contract Owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in M PremierSM VUL Protector® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

TABLE OF CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACTAND CONTRACT BENEFITS	4
SUMMARY OF CONTRACT RISKS	7
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE
REGISTRANT, AND THE FUNDS	11
CHARGES AND EXPENSES	19
PERSONS HAVING RIGHTS UNDER THE CONTRACT	24
OTHER GENERAL CONTRACT PROVISIONS	24
LIMITED NO-LAPSE GUARANTEE	25
RIDERS	25
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	30
PREMIUMS	30
DEATH BENEFITS	34
CONTRACT VALUES	36
LAPSE AND REINSTATEMENT	40
TAXES	40
DISTRIBUTION AND COMPENSATION	43
LEGAL PROCEEDINGS	44
FINANCIAL STATEMENTS	45
ADDITIONAL INFORMATION	45
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	46

Advanced Series Trust:
AST Advanced Strategies Portfolio	Appendix 1
AST Balanced Asset Allocation Portfolio	Appendix 2
AST BlackRock Global Strategies Portfolio	Appendix 3
AST BlackRock Low Duration Bond Portfolio	Appendix 4
AST BlackRock/Loomis Sayles Bond Portfolio	Appendix 5
AST Cohen & Steers Realty Portfolio	Appendix 6
AST FI Pyramis® Quantitative Portfolio	Appendix 7
AST Goldman Sachs Mid-Cap Growth Portfolio	Appendix 8
AST Herndon Large-Cap Value Portfolio	Appendix 9
AST International Value Portfolio	Appendix 10
AST J.P. Morgan International Equity Portfolio	Appendix 11
AST J.P. Morgan Strategic Opportunities Portfolio	Appendix 12
AST Large-Cap Value Portfolio	Appendix 13
AST Loomis Sayles Large-Cap Growth Portfolio	Appendix 14
AST MFS Global Equity Portfolio	Appendix 15
AST MFS Growth Portfolio	Appendix 16
AST Preservation Asset Allocation Portfolio	Appendix 17
AST Prudential Growth Allocation Portfolio	Appendix 18
AST RCM World Trends Portfolio	Appendix 19
AST Schroders Global Tactical Portfolio	Appendix 20
AST Small-Cap Growth Portfolio	Appendix 21
AST Small-Cap Growth Opportunities Portfolio	Appendix 22
AST Small-Cap Value Portfolio	Appendix 23
AST T. Rowe Price Asset Allocation Portfolio	Appendix 24
AST T. Rowe Price Large-Cap Growth Portfolio	Appendix 25
AST T. Rowe Price Natural Resources Portfolio	Appendix 26
AST Templeton Global Bond Portfolio	Appendix 27
AST Wellington Management Hedged Equity Portfolio	Appendix 28

American Funds Insurance Series®:
American Funds Insurance Series® Blue Chip Income and Growth FundSM	Appendix 29
American Funds Insurance Series® Growth FundSM	Appendix 30
American Funds Insurance Series® Growth-Income FundSM	Appendix 31
American Funds Insurance Series® International FundSM	Appendix 32

Dreyfus:
Dreyfus Socially Responsible Growth Fund, Inc.	Appendix 33

Dreyfus Investment Portfolios:
Dreyfus MidCap Stock Portfolio	Appendix 34

Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio	Appendix 35
Fidelity® VIP Index 500 Portfolio	Appendix 36
Fidelity® VIP Mid Cap Portfolio	Appendix 37

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund	Appendix 38
Franklin Mutual Shares VIP Fund	Appendix 39
Templeton Growth VIP Fund	Appendix 40

Invesco:
Invesco V.I. Growth and Income Fund	Appendix 41

Janus Aspen Series:
Janus Aspen Overseas Portfolio	Appendix 42

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Appendix 43

M Fund:	Appendix 44
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
M Large Cap Value Fund

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 45
MFS® Utilities Series	Appendix 46
MFS® Value Series	Appendix 47

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio	Appendix 48

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 49
PSF Diversified Bond Portfolio	Appendix 50
PSF Equity Portfolio	Appendix 51
PSF Flexible Managed Portfolio	Appendix 52
PSF Global Portfolio	Appendix 53
PSF High Yield Bond Portfolio	Appendix 54
PSF Jennison Portfolio	Appendix 55
PSF Jennison 20/20 Focus Portfolio	Appendix 56
PSF Money Market Portfolio	Appendix 57
PSF Natural Resources Portfolio	Appendix 58
PSF Small Capitalization Stock Portfolio	Appendix 59
PSF SP Prudential U.S. Emerging Growth Portfolio	Appendix 60
PSF SP Small-Cap Value Portfolio	Appendix 61
PSF Stock Index Portfolio	Appendix 62
PSF Value Portfolio	Appendix 63

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge
(Minimum and Maximum per $1,000 of Basic Insurance Amount(1))
_____________
Initial surrender charge for a representative Contract Owner: male, age 55, Preferred Best underwriting class, no riders or extras.
	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $6.13 to $45.45 _____________ $30.40
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee	Upon withdrawal.	$25
Insurance Amount Decrease fee	Upon decrease in Basic Insurance Amount or Target Term Rider coverage amount.	$25
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount)	One time charge upon exercising the rider benefit.	3.5%

(1)
The surrender charge amount per $1,000 varies based on Contract duration as well as on the individual characteristics of the insured, including issue age, sex, and underwriting classification.  The maximum surrender charge amount per $1,000 applies in the first Contract Year to a male, age 65, with a nonsmoker substandard class C and higher underwriting classification.  The charge decreases to zero by the end of the 14th year.  See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male, age 55, Preferred Best underwriting class with no ratings.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.04 to $83.34(1)(2) _____________ $0.49
Cost of Insurance (“COI”) for Target Term Rider coverage.
Minimum and Maximum Charges per $1,000 of Target Term Rider Death Benefit.
_____________
Initial COI for a representative Contract Owner, male, age 55, in the Preferred Best underwriting class.  (Charge per $1,000 of Target Term Rider Death Benefit.)
	Monthly	$0.04 to $83.34(1)(2)(6) _____________ $0.49
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality charge for risk associated with certain health conditions, occupations, avocations, or aviation risks.  (Flat extra per $1,000 of Basic Insurance Amount and Target Term Rider coverage amount.)
	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.05% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male, age 55, Preferred Best underwriting class.
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.07 to $1.49 plus $9(6) _____________ $0.32 plus $9

Administrative fee for Target Term Rider
Minimum and Maximum Charges per $1,000 of Target Term Rider coverage amount.
_____________
Target Term Rider fee for a representative Contract Owner, male, age 55, in the Preferred Best underwriting class.
(Charge per $1,000 of Target Term Rider.)
	Monthly	From $0.08 to $1.50(1) _____________ $0.33
Accidental Death Benefit Rider(7)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male, age 55, Preferred Best underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.04 to $0.28(6) _____________ $0.12
Children Level Term Rider(7) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(7)
Minimum and Maximum Charges
(Percentage of the monthly benefit amount.)
_____________
Enhanced Disability Benefit Rider charge for a representative Contract Owner, male, age 55, Preferred Best underwriting class.
	Monthly	From 7.08% to 12.17%(6) _____________ 10.62%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Contract duration.  The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 3% and an effective annual interest credit equal to 2%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)
This charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(7)
Duration of the charge is limited.  The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.  See CHARGES AND EXPENSES.

Fund Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.35%	1.23%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

M PremierSM VUL Protector® is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.  You may invest net premiums in one or more of the available Variable Investment Options, the Fixed Rate Option, and/or in the Long Term Fixed Rate Option.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option or the Long Term Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 2%.  These amounts become part of our general account.  The fulfillment of our guarantee is dependent on our claims paying ability.  Transfers from the Fixed Rate Option and the Long Term Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  The Contract form number for this Contract is MPVNLG-2015.  A state and/or other code may follow the form number.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Target Term Rider Summary

This Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract.  The Target Term Rider provides for a flexible term insurance benefit to Attained Age 121 on the life of the insured.  You specify the initial amount of the Target Term Rider coverage, up to four times the base Contract's Basic Insurance Amount.

A Contract with a Target Term Rider will offer higher cash values than an all-base Contract with the same initial Death Benefit and premium payments if we do not change our current charges.  The cash values will be higher because our per $1,000 of insurance charges are lower for the Target Term Rider and the surrender charge does not apply to a Target Term Rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and Death Benefits than an all-base Contract with the same Death Benefit if we raise our current charges to the maximum contractual level.  There would be a greater reduction because guaranteed maximum charges attributable to the Basic Insurance Amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which is higher for a Target Term Rider.

There are various factors to consider regarding a Target Term Rider.  We pay significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial Death Benefit and premium payments.  This may provide a financial incentive for your Pruco Life of New Jersey representative to promote the sale of a Contract without a Target Term Rider.  However, not all Contract benefits are available on Contracts issued with a Target Term Rider.  For additional information, see Target Term Rider.

Types of Death Benefit Available Under the Contract

There are two types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  As long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.

Either type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue.  See Types of Death Benefit and Changing the Type of Death Benefit.

Limited No-Lapse Guarantee Information

Your Contract includes a feature, at no additional charge, that provides a limited guarantee against lapse.  The guarantee is effective the first ten years of the Contract and provides that the Contract will not lapse, regardless of investment results, as long as the amount of premiums paid and interest from the date(s) received, less withdrawals and interest from the date(s) taken, equals or exceeds the scheduled Limited No-Lapse Guarantee value on each Monthly Date and there is no excess Contract Debt.  These are values used solely to determine if a Limited No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, Death Benefit type, issue age, sex, underwriting class, optional benefits and any additional or substandard mortality risk.  See LIMITED NO-LAPSE GUARANTEE.

Rider to Provide Lapse Protection Information

Your Contract is issued with a Rider to Provide Lapse Protection.  There is no charge for this rider. Beginning in the eleventh Contract Year, this rider provides a guarantee that the Contract will not lapse, regardless of investment results, as long as the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt.  See Rider to Provide Lapse Protection.

It’s important to note that your No-Lapse Guarantee Value is calculated only to determine if your Contract is protected from lapse and does not represent any amounts actually payable as benefits under the Contract and does not change your actual Contract values.  In addition, any no-lapse charges used to calculate your No-Lapse Guarantee Value are used only to determine whether your Contract is in default and do not affect your actual Contract values.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option and the Long Term Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit.  See Withdrawals, RIDERS, and Persistency Credit.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office.  See The Pruco Life of New Jersey Variable Appreciable Account and Allocation of Premiums.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options, the Fixed Rate Option, and/or the Long Term Fixed Rate Option according to your current premium allocation.  See Cancelling the Contract.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option and/or the Long Term Fixed Rate Option.  See The Funds and The Fixed Rate and Long Term Fixed Rate Options.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Decreasing Basic Insurance Amount

Subject to certain limitations, you have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  We may charge an administrative processing fee for each withdrawal in an amount up to $25.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Persistency Credit Information

If your Contract is not in default, on each Monthly Date on or following the 14th Contract Anniversary, we will credit your Contract Fund with an additional amount for keeping your Contract in-force.  See the Persistency Credit section.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it.  You will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less any applicable federal and state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.   However, your Death Benefit may be protected under the Limited No-Lapse Guarantee, the Rider to Provide Lapse Protection, or the Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option and the Long Term Fixed Rate Option provide a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate and Long Term Fixed Rate Options.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit under the Accidental Death Benefit rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge.  We will supplement the prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Limited No-Lapse Guarantee or Rider to Provide Lapse Protection.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges unless it remains in-force under the Overloan Protection Rider.  See Loans and Overloan Protection Rider.

Should any event occur that would cause your Contract to enter default, we will notify you of the required payment to prevent your Contract from terminating (lapsing).  A 61-day grace period will begin from the date the notice of default is mailed.  Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value.  To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Your policy may be protected against default and will remain in-force if it qualifies under the Limited No-Lapse Guarantee or the Rider to Provide Lapse Protection, as summarized below.  Neither the Limited No-Lapse Guarantee nor the rider to Provide Lapse Protection will protect a Contract with excess Contract Debt.

(1)
Each month during the first ten Contract Years, we determine the amount of accumulated premium you have paid and add interest from the date of receipt.  We then determine the amount of withdrawals made and add interest from the date taken.  The net withdrawal amount is subtracted from the net accumulated premium paid and compared with the Limited No-Lapse Guarantee Value for that Monthly Date.  If the actual value meets or exceeds the Limited No-Lapse Guarantee Value, your Contract is protected against default that month.  The Limited No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or would otherwise lapse, on a monthly basis, and is not payable under the Contract.  See Limited No-Lapse Guarantee.

(2)
Each month, beginning in the eleventh Contract Year and thereafter, we determine the value of your Contract Fund and your No-Lapse Guarantee Value under the Rider to Provide Lapse Protection.  If the No-Lapse Guarantee Value is greater than zero, your Contract is protected against default that month.  The No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or in or would otherwise lapse, on a monthly basis, and is not payable under the Contract.  It is equal to the No-Lapse Contract Fund, less any Contract Debt.  See Rider to Provide Lapse Protection.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need. Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee and Rider to Provide Lapse Protection, since withdrawals decrease your Accumulated Net Payments and the No-Lapse Contract Fund.  See Limited No-Lapse Guarantee and Rider to Provide Lapse Protection.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  We may charge a $25 administrative processing fee for each withdrawal.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See Surrender Charges.  Withdrawals from a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under most circumstances, withdrawals from a Contract with a Type A (fixed) Death Benefit, require a reduction in the Basic Insurance Amount and Target Term Rider coverage amount (if applicable).  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option and/or the Long Term Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office.  See Transfers/Restrictions on Transfers.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option and into the Variable Investment Options each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Fixed Rate Option to the Variable Investment Options in the prior Contract Year (if applicable).  There is no restriction on the dollar amount of the transfer when transferring from the Fixed Rate Option to the Long Term Fixed Rate Option.

Only one transfer from the Long Term Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Long Term Fixed Rate Option each year is the greater of:  (a) 10% of the amount in the Long Term Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Long Term Fixed Rate Option to the Variable Investment Options and the Fixed Rate Option in the prior Contract Year (if applicable).

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 14 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Taking a Contract loan will prevent the Limited No-Lapse Guarantee or the Rider to Provide Lapse Protection from protecting your Contract from lapsing.

Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Contract Fund value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to Contract Fund value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See Overloan Protection Rider.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option and/or the Long Term Fixed Rate Option.  The Fixed Rate Option and the Long Term Fixed Rate Option are the only investment options that offer a guaranteed rate of return.  See The Funds and The Fixed Rate and Long Term Fixed Rate Options.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in an underlying Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio investment option (those AST bond portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

We have established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to our general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.  Guarantees and benefits within the Contract are subject to our claims paying ability.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

This Contract offers Funds managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Funds").  Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds.  We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management.  We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Portfolios.  See Service Fees Payable to Pruco Life of New Jersey following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in a separate prospectus that is provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.

Investment Managers

Prudential Investments LLC serves as the investment manager for the Prudential Series Fund (PSF) and certain Funds of the Advanced Series Trust (AST).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
ADVANCED SERIES TRUST
AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory LLC; Loomis, Sayles & Company, L.P.; LSV Asset Management; Prudential Investment Management, Inc.; Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair & Company, LLC

AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	Pyramis Global Advisors, LLC, a Fidelity Investments Company
Pyramis is a registered service mark of FMR LLC. Used with permission.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC

AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC; LSV Asset Management
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term growth of capital and future, rather than current, income.	Massachusetts Financial Services Company
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST Prudential Growth Allocation Portfolio	Seeks total return.	Prudential Investment Management, Inc.; Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc.; Schroder Investment Management North America Ltd.
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Eagle Asset Management, Inc.; Emerald Mutual Fund Advisers Trust
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Wellington Management Company, LLP; RS Investment Management Co., LLC
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc.; LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.

AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.
Wellington Management Company, LLP
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio - Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates, LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates, LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; Quantitative Management Associates, LLC; T. Rowe Price Associates, Inc.; William Blair & Company, LLC
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison 20/20 Focus Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Natural Resources Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF SP Prudential U.S. Emerging Growth Portfolio – Class I	Seeks long-term capital appreciation.	Jennison Associates LLC

PSF SP Small-Cap Value Portfolio – Class I	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
Unaffiliated Funds
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Blue Chip Income and Growth FundSM – Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth FundSM - Class 2	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income FundSM - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® International FundSM - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
DREYFUS
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares	Seeks capital growth, with current income as a secondary goal.	The Dreyfus Corporation
DREYFUS INVESTMENT PORTFOLIOS
Dreyfus MidCap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
The Dreyfus Corporation
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates
Fidelity® VIP Index 500 Portfolio – Service Class 2	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company/Geode Capital Management, LLC; FMR Co., Inc.
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Global Advisors Limited
INVESCO
Invesco V.I. Growth and Income Fund – Series I	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.
JANUS ASPEN SERIES
Janus Aspen Overseas Portfolio - Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	Seeks long-term capital growth.	J.P. Morgan Investment Management, Inc.
M FUND
M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	M Financial Investment Advisers, Inc./Frontier Capital Management Company, LLC.
M International Equity Fund	Seeks to provide long-term capital appreciation.	M Financial Investment Advisers, Inc./Northern Cross, LLC.
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	M Financial Investment Advisers, Inc./DSM Capital Partners, LLC.
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	M Financial Investment Advisers, Inc./AJO, LP
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC/Neuberger Berman LLC

The investment managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Contract Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  Currently, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.65% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may terminate the availability of any variable investment option at any time.  If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate and Long Term Fixed Rate Options

You may choose to allocate, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option and/or the Long Term Fixed Rate Option.  These amounts becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option and the Long Term Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 2%.  Although the guaranteed rate is the same for the Fixed Rate Option and Long Term Fixed Rate Option, the declared rates for these options at any given time may be different.  We generally expect to declare a higher rate of interest on the Long Term Fixed Rate Option than on the Fixed Rate Option.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  We are not obligated to credit interest at a rate higher than an effective annual rate of 2%, although we may do so.

Transfers out of the Fixed Rate Option and the Long Term Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option and the Long Term Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any unloaned Contract Fund value remaining in the Variable Investment Options will be transferred to the Fixed Rate Option.  Additionally, transfers out of the Fixed Rate Option and the Long Term Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option and the Long Term Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option and the Long Term Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option or the Long Term Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option and the Long Term Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.  Most charges, although not all, are made by reducing the Contract Fund.

The total amount invested in the Contract Fund, at any time, consists of:

(a)	the Variable Investment Options,
(b)	the Fixed Rate Option,
(c)	the Long Term Fixed Rate Option, and
(d)	any Contract loan. See Loans.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  Currently, we charge 3% of premiums for sales expenses in all years.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.  This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year.  The required amortization period is 10 years.  This charge is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The purpose of this charge is to compensate us for the cost of providing insurance coverage.  The COI charge is determined by multiplying the per $1,000 COI rate by the net amount risk, divided by 1,000. The net amount at risk is the amount by which the Contract’s Death Benefit exceeds the Contract Fund.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund, which can be significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees.  The current COI rates vary by issue age, sex, underwriting classification, and Contract duration.  The rates generally increase over time but are never more than the maximum charges listed in the Contract.  The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables.  Our current COI charges range from $0.02 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

In addition to the COIs, we deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

(1)	The first part of the charge is a flat monthly fee of $9 per month.

(2)
The second part of the charge is an amount per $1,000 of the Basic Insurance Amount. The amount varies by issue age, sex, and underwriting classification.  Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher-risk underwriting classifications.  Currently, we deduct this part of the charge during the first seven Contract Years.

The following table provides samples of the initial administrative charges per $1,000 of Basic Insurance Amount:

Sample Administrative Charges: (per $1,000 rates)
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.12	$0.15	$0.13	$0.16
45	$0.16	$0.22	$0.16	$0.19
55	$0.31	$0.35	$0.22	$0.32
65	$0.45	$0.47	$0.43	$0.47

The highest charge per thousand is $1.49 and applies to Contracts with insureds at age 80 and above at some of the worst rating classes.  The lowest charge per thousand is $0.07 and applies to female nonsmoking classes at younger ages.   The amount of the maximum charge that applies to your particular Contract is shown on the Contract’s data pages under the heading “Adjustments to the Contract Fund.”

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Rider Coverage.

We generally deduct the monthly charges proportionately from the dollar amount held in each of the chosen investment options.  Alternatively, you may select up to two investment options from which we deduct your Contract's monthly charges.  See Allocated Charges.

The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for our federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.25%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option or the Long Term Fixed Rate Option.

Surrender Charges

We assess a surrender charge if during the first 14 Contract Years the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.

We deduct the maximum surrender charge that applies to your Contract in the early durations.  The maximum surrender charge we deduct ranges from $6.13 to $45.45 per $1,000 of Basic Insurance Amount.  For example, the maximum surrender charge for a Contract Owner, male age 55 in the Preferred Best underwriting class, with no riders or extras is $30.40 per $1,000 of Basic Insurance Amount.  Your actual charge will vary by duration, and the insured’s age, sex, and underwriting classification.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the data pages of your Contract.  The charge decreases to zero by the end of the 14th year.

The chart below provides an example of the surrender charge applied to a representative Contract Owner.  You may obtain more information about the particular surrender charge that applies to you by contacting your Pruco Life representative.

Sample Surrender Charges Representative insured: male, age 55 at Contract issuance, Preferred Best underwriting class, no ratings or extras.
Surrender occurring during Contract Year:	Amount per $1,000 of Basic Insurance Amount:
1	$30.40
2	$28.86
3	$27.32
4	$25.20
5	$21.93
6	$18.66
7	$15.39
8	$15.39
9	$15.39
10	$15.39
11	$12.70
12	$9.62
13	$6.35
14	$3.08
15+	$0.00

If, during the first 14 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), we may deduct a percentage of the surrender charge.  The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold amount, divided by the threshold amount.  The threshold amount is the lowest Basic Insurance Amount since the Contract was issued.  After this transaction, a corresponding new surrender charge schedule will be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a Transfer fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a transaction fee for transfers.

(b)	We may charge a Withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge an administrative processing fee for withdrawals.

(c)	We may charge an Insurance Amount Decrease fee of up to $25 for any decrease in Basic Insurance Amount. Currently, we do not charge a transaction fee for a decrease in the Basic Insurance Amount.

(d)
We may charge an Insurance Amount Decrease fee of up to $25 for any decrease in the Target Term Rider coverage amount for Contracts with this rider.  Currently, we do not charge a transaction fee for a decrease in the Target Term Rider coverage amount.

(e)	We charge an Overloan Protection Rider transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(f)	We charge a Living Needs Benefit Rider transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two investment options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected investment options to cover the monthly charges, the selected investment option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options, the Fixed Rate Option, and the Long Term Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your investment options.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and the funds will continue to charge operating expenses if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.

Fund Charges

The Funds deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The charge ranges from $0.04 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting classification of the insured. The charge for the Enhanced Disability Benefit Rider ranges from 7.08% to 12.17% of the monthly benefit amount.  The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit RiderSM - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

•
Target Term Rider - We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to Attained Age 121 on the life of the insured.  Currently, we do not deduct the monthly charge for the administration of this rider.  We may deduct a COI charge for this rider, which ranges from $0.01 to $83.34 per $1,000 of rider Death Benefit, and is based on rider coverage duration and issue age, sex, and underwriting classification of the insured.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request.  We may ask you to send us the Contract to be endorsed.  Once we receive your request, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in Good Order at our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request.  We may ask you to send us the Contract to be endorsed.  If we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  Misstatements of age or sex are not restricted to the incontestability provision described above.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

LIMITED NO-LAPSE GUARANTEE

Your contract is issued with a limited guarantee against lapse.  The guarantee is effective the first ten years of the Contract and provides that the Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  The Limited No-Lapse Guarantee is based on premium payments and is not a benefit you need to elect.  Withdrawals and outstanding Contract loans may adversely affect the status of the Limited No-Lapse Guarantee.  See Withdrawals and Loans.

How We Calculate and Determine if You Have a Limited No-Lapse Guarantee

We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date of the first ten Contract years.  Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 3%, less withdrawals accumulated at 3%.  For Contracts that had previously lapsed because of excess Contract Debt, we also subtract the Contract Debt in effect at the time of lapse accumulated at 3% starting at the date of default.  If you have an outstanding Contract loan, the Limited No-Lapse Guarantee will not keep the Contract in-force.

We also calculate Limited No-Lapse Guarantee Values. These are values used solely to determine if a Limited No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, definition of life insurance test, issue age, sex, underwriting class, optional benefits and any additional or substandard mortality risk. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.

On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and there is no excess Contract Debt, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The following table provides sample Limited No-Lapse Guarantee Values (to the nearest dollar).  The example assumes:  (1) the insured is a male, age 55, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount and Level Death Benefit option; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Contract Anniversary	Limited No-Lapse Guarantee Value
Contract Date	$0.00
1st	$1,856.58
2nd	$3,768.85
3rd	$5,738.49
4th	$7,767.22
5th	$9.856.81
6th	$12,225.94
7th	$14,225.94
8th	$16,509.29
9th	$18,861.14
10th	$21,283.55

Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.
See the Rider to Provide Lapse Protection for No-Lapse Guarantee information after the first ten years.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  All riders are only available at Contract issuance, except as noted.  The available riders include the following (as described more fully below):

•	Target Term Rider, which provides a flexible term insurance benefit to Attained Age 121 on the life of the insured.
•	Overloan Protection Rider, which guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.
•	Accidential Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured's death is accidental.
•	Children Level Term Rider, which provides term life insurance coverage on the life of the insured's children.
•	Enhanced Disability Benefit Rider, which pays a monthly benefit amount into the Contract if the insured is totally disabled.
•
Living Needs BenefitSM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill.  This rider may be added after Contract issuance.

Additionally, each Contract is issued with an attached Rider to Provide Lapse Protection that is not optional.  There is no charge for the Rider to Provide Lapse Protection.

Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Rider to Provide Lapse Protection, the Overloan Protection Rider, and the Living Needs Benefit Rider.

Some riders may depend on the performance of the Account.  Rider benefits will no longer be available if the Contract lapses, or if you choose to keep the Contract in-force under the Overloan Protection Rider.  Some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below.  A Pruco Life of New Jersey representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Rider to Provide Lapse Protection

Your Contract is issued with an attached Rider to Provide Lapse Protection.  Under the Rider to Provide Lapse Protection, beginning in the eleventh Contract year, we agree to keep your Contract in-force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt.  If you have an outstanding Contract loan, the Rider to Provide Lapse Protection will not keep the Contract in-force.

On the Contract Date and on each Monthly Date thereafter, we will calculate your No-Lapse Guarantee Value (your No-Lapse Contract Fund, less any Contract Debt).  Your No-Lapse Contract Fund is the accumulated value of the prior No-Lapse Contract Fund, plus any no-lapse invested premium amounts, plus no-lapse interest, and minus a no-lapse charge factor.  Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals, loans, and administrative fees.  If the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt, your Contract will remain in-force until the next Monthly Date, even if you experience poor investment results and your Net Cash Value falls to zero or less.

Under the Rider to Provide Lapse Protection, premiums are applied to your No-Lapse Contract Fund as of the date they are received.  For any premium we receive in the 21-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the Contract Anniversary.

Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in-force or in default.  These are not cash values that you realize by surrendering the Contract, nor are they payable as Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.

The charge factor used to determine the No-Lapse Guarantee Contract Fund and No-Lapse Guarantee Value will vary based on Basic Insurance Amount, duration, age, sex, underwriting class, and extra ratings.  In addition, the charge factor is used only to determine whether your Contract is in default and does not affect your actual Contract values.  The charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract.

Beginning in year eleven, the Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero and having no excess Contract Debt.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less and the No-Lapse Guarantee Value equals zero or less, your Contract will be in default.  If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default.

Should any event occur that would cause your Contract to go into default or lapse, we will notify you of the required payment to keep your Contract in-force.  Your payment must be received at the Payment Office or postmarked within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses, and you meet the requirements to reinstate it, the Rider to Provide Lapse Protection will also be reinstated.  See LAPSE AND REINSTATEMENT.

If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance.   This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance.  See PREMIUMS and Tax Treatment of Contract Benefits - Treatment as Life Insurance.

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to Attained Age 121 on the life of the insured.  If you elect to have the Target Term Rider, you specify the amount of Target Term Rider coverage you desire, from $5,000 up to four times the Contract’s Basic Insurance Amount. This amount is called the rider coverage amount and is the maximum Death Benefit payable under the rider.  The minimum Target Term Rider coverage amount is $5,000 and requires a minimum Basic Insurance Amount of $100,000 for the base Contract.  However, the Basic Insurance Amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000.  You may decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease.  However, we will not reduce the Target Term Rider coverage amount below $5,000, unless you request to discontinue your Target Term Rider coverage.  See REQUIREMENT FOR ISSUANCE OF A CONTRACT.

The Target Term Rider Death Benefit fluctuates as the base Contract's Death Benefit changes under certain circumstances described below.  When the Contract Fund has not grown to the point where the base Contract's Death Benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider Death Benefit equals the rider coverage amount.  However, if the Contract Fund has grown to the point where the base Contract’s Death Benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider’s Death Benefit will decrease (or increase) dollar for dollar as the base Contract’s Death Benefit increases (or decreases).  The rider Death Benefit will never increase beyond the rider coverage amount.  It is possible, however, for the Contract Fund and, consequently, the base Contract’s Death Benefit to grow to the point where the rider Death Benefit is reduced to zero.  If you have a Type A Death Benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the Death Benefit was increased to meet the definition of life insurance.

You should consider the following factors when purchasing a Contract with a Target Term Rider:

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A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial Death Benefit and premium payments if we continue to deduct current charges.  The cash values are higher because the monthly administrative charge is lower for a Contract with a Target Term Rider than for an all base Contract with the same Death Benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider.  Additionally, we do not apply a surrender charge to the Target Term Rider.

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However, a Contract with a Target Term Rider offers the potential for lower cash values and Death Benefits than an all base Contract with the same Death Benefit if we raise our current charges to the maximum contractual level.  For example, it is possible for maximum monthly administrative charges for a Contract with a Target Term Rider to be greater than an all base Contract.

Other factors to consider are:

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The Accidental Death Benefit, as described below, does not apply to any portion of the Death Benefit that is attributable to a Target Term Rider.  If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider.

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The Enhanced Disability Benefit, as described below, is unavailable on Contracts with a Target Term Rider.  If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

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The Living Needs Benefit RiderSM, as described below, does not apply to the portion of the Death Benefit that is attributable to a Target Term Rider.  If it is important to you that the Living Needs Benefit applies to the entire Death Benefit, you may want to purchase a Contract without a Target Term Rider.

•	If it is important that you maintain a desired level of coverage amount after the insured’s Attained Age of 121, you may want to purchase a Contract without a Target Term Rider.

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We pay significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial Death Benefit and premium payments.  This may provide a financial incentive for your Pruco Life  of New Jersey representative to promote the sale of a Contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and Death Benefit.  It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of Basic Insurance Amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;
(b)	Contract Debt must exceed the Basic Insurance Amount (Basic Insurance Amount plus Target Term Rider coverage amount for Contract with the Target Term Rider);
(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(d)	The Guideline Premium test must be used as the Contract’s definition of life insurance;
(e)	Contract Debt must be a minimum of 95% of the cash value;
(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.  We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  Decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any unloaned Contract Fund value remaining in the Variable Investment Options will be transferred to the Fixed Rate Option.  Additionally, fund transfers into any of the Variable Investment Options will no longer be permitted.  Any Auto-Rebalancing, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and electronic fund transfer of premium payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.  For an explanation of the Attained Age factors, see Tax Treatment of Contract Benefits – Treatment as Life Insurance.

If you exercise this rider, you may no longer execute the reduced paid-up option.  Doing so would cause the Contract to be classified as a Modified Endowment Contract.  See Surrender of a Contract and Tax Treatment of Contract Benefits – Pre-Death Distributions.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Other Optional Riders

We will not pay a benefit under the Accidental Death Benefit rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  A death resulting from injury must occur no more than 90 days after the injury.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.   This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision.  The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract if the insured is totally disabled, as defined by the benefit provisions.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday. The Enhanced Disability Benefit Rider is not available with Contracts that include the Target Term Rider.

Living Needs Benefit RiderSM - The Living Needs BenefitSM Rider may be available on your Contract.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.  The Living Needs Benefit does not apply to the portion of the Death Benefit that is attributable to a Target Term Rider.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as Terminally Ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner will receive this benefit in a single sum.

All or part of the Contract's Death Benefit may be accelerated.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is Terminally Ill or Chronically Ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds age 18 through age 85.  Currently, for Contracts issued without a Target Term Rider, the minimum Basic Insurance Amount for insureds ages 18 through 80 is $100,000.  For insureds age 81 and above the minimum Basic Insurance Amount is $250,000.

For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (Basic Insurance Amount plus any Target Term Rider coverage amount combined) is $250,000.  Furthermore, if the Target Term Rider is added to the Contract, the minimum Basic Insurance Amount of the base Contract is $100,000, while the minimum Target Term Rider coverage amount is $5,000.  See RIDERS.

We require evidence of insurability, which may include a medical examination, before issuing any Contract.  Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 8.6% of the Limited No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of (1) the Contract Date and (2) the dates we receive the premium.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  In no case will the premium be applied with an effective date that precedes the date of this offering.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Three suggested patterns of premiums are described below.  Understanding them may help you understand how the Contract works.

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The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

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Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force for 10 Contract Years after issue, regardless of investment performance, assuming no loans or withdrawals.

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Lifetime Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 121, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance, assuming no loans or withdrawals.

You should note that the Single Premium No-Lapse Premium and the Lifetime Modal No-Lapse Premium may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test.  In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance.   If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount.  Except for certain scenarios under a single premium payment arrangement, this will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance. If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in-force, and when you will need to pay that amount.  It’s important to know that these additional payment amounts could be substantial.  For an explanation of the Guideline Premium Test and the Cash Value Accumulation Test, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Limited No-Lapse Guarantee and by the Rider to Provide Lapse Protection.  When you do make a premium payment, the minimum amount that we will accept is $25.

You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the Money Market investment option.  After the 10th day these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated according to your current premium allocation.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office.  Allocation changes may generally be made by mail, phone, fax, or website.  Contract that are jointly owned or assigned generally cannot change premium allocations by phone, fax, or website.  See Assignment.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Long Term Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office.  Transfers may generally be made by mail, phone, fax, or website.  Contract that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the 12 transfers allowed in each Contract Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option and into the Variable Investment Options each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Fixed Rate Option to the Variable Investment Options in the prior Contract Year (if applicable).  There is no restriction on the dollar amount of the transfer when transferring from the Fixed Rate Option to the Long Term Fixed Rate Option.

Only one transfer from the Long Term Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Long Term Fixed Rate Option each year is the greater of:  (a) 10% of the amount in the Long Term Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Long Term Fixed Rate Option to the Variable Investment Options and the Fixed Rate Option in the prior Contract Year (if applicable).

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option and the Long Term Fixed Rate Option.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner.  We will notify you prior to changing, modifying, or discontinuing this feature.  Dollar Cost Averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option and the Long Term Fixed Rate Option cannot participate in this administrative procedure.  If Auto-Rebalancing involves allocating to a Fund that becomes closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner.  We will notify you prior to changing, modifying, or discontinuing this feature.  Auto-Rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  The Death Benefit is determined as of the date of death.

We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain the options upon request.

In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from two types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See PREMIUMS and How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See PREMIUMS and How a Contract's Cash Surrender Value Will Vary.

Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount, a reduction in the Target Term Rider Death Benefit, and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For a Contract with a Type B Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.

	Changing the Death Benefit from Type A Type B	Changing the Death Benefit from Type B Type A
Basic Insurance Amount	$300,000 → $250,000	$250,000 → $300,000
Contract Fund	$50,000 → $50,000	$50,000 → $50,000
Death Benefit*	$300,000 → $300,000	$300,000 → $300,000
* assuming there is no Contract Debt

You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office.  If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(a)	The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;
(b)	The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;
(c)	The Contract must not be in default;
(d)	The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(e)	If we ask you to do so, you must send us the Contract to be endorsed; and
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract data pages showing the amount and effective date of the change and the re-calculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option(s);
(2)	interest credited on any amounts allocated to the Fixed Rate Option and the Long Term Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit.  See Withdrawals, RIDERS, and Persistency Credit.

Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, outstanding Contract Debt, and/or any applicable surrender charge.

Persistency Credit

On each Monthly Date, if your Contract has been in-force at least 14 years and is not in default, we will credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force.  The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.

The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans.  The persistency credit starts on the 14th Contract Anniversary and is calculated using an annual rate equal to 0.40% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly.  The credited amount will be allocated to the investment options according to your current premium allocation.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.03327%
Persistency Credit Amount	$33.27
New Contract Fund (net of outstanding loans)	$100,033.27

On and following the 9th Contract Anniversary, if your Contract is in-force, we will credit your Contract Fund with the calculated amount for that Monthly Date.  If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit.  The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated.  However, if your Contract is reinstated, we will begin calculating a persistency credit on the Monthly Date following the reinstatement date.  This persistency credit will not change the status of your Contract if your cash value is zero or less and your Contract is kept in-force under the Rider to Provide Lapse Protection.  No persistency credit will be calculated on the amount of any Contract loan.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 3% for standard loans.

On and after the 10th Contract Anniversary, all new and existing loans will be considered preferred loans.  Preferred loans are charged interest at an effective annual rate of 2.05%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options, the Fixed Rate Option, and/or the Long Term Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific investment options, and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option, the Fixed Rate Option, and the Long Term Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 2%.  Generally on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, the Contract will go into default.  If the contract goes into default, we will mail you a notice stating the amount needed to keep the contract in-force.  That amount will equal a premium which we estimate will keep the contract in-force for three months from the date of default.  We grant a 61-day grace period from the date we mail the notice to pay the amount. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See Overloan Protection Rider.

No persistency credit will be calculated on the amount of any Contract loans.  See Persistency Credit.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due on your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount.  For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions.

(1)	We must receive a request for the withdrawal in Good Order at our Service Office.
(2)
Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.

(3)	The withdrawal amount must be at least $500.
(4)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(5)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

We may charge an administrative processing fee for each withdrawal of up to $25.  Currently, we do not charge a fee for a withdrawal.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge.  See Surrender Charges.  Withdrawals from a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under most circumstances, withdrawals from a Contract with a Type A (fixed) Death Benefit require a reduction in the Basic Insurance Amount and Target Term Rider coverage amount (if applicable). It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the Internal Revenue Code's definition of life insurance test.  See Tax Treatment of Contract Benefits.  The Target Term Rider coverage amount may require a reduction if the Death Benefit was increased to meet the definition of life insurance.  See Target Term Rider.

No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Rider to Provide Lapse Protection, since withdrawals will decrease your No-Lapse Guarantee Value.  See Rider to Provide Lapse Protection.

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract.  Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies.  There will be cash values and loan values.  The loan interest rate for fixed reduced paid-up insurance is 5.5%.  Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the Cash Surrender Value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

When Proceeds Are Paid

Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.

We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value (including surrenders of fixed reduced paid-up Contracts) attributable to the Fixed Rate Option or the Long Term Fixed Rate Option for up to six months.  We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in-force under the Limited No-Lapse Guarantee (first ten Contract years) or the Rider to Provide Lapse Protection (years eleven and after).  See Limited No-Lapse Guarantee and Rider to Provide Lapse Protection.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  A 61-day grace period will begin from the date the notice of default is mailed.  Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value.  To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(a)	We receive a written request for reinstatement in Good Order at our Service Office;
(b)	Renewed evidence of insurability is provided on the insured;
(c)	Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and
(d)	The Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.  If your Contract is reinstated after lapse, the Rider to Provide Lapse Protection will also be reinstated.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  Attained Age factors under the Cash Value Accumulation test vary based on the Attained Age, sex, and smoker classification of the insured.  For example, the Attained Age factors for a male, age 55, with a Preferred Best underwriting classification and with no extra risk or substandard ratings, range from 2.46 in the first year to 1.00 at age 122.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.  The Attained Age factors under the Guideline Premium test are based on the Attained Age of the insured.  For example, the Attained Age factors for an insured age 55 range from 1.50 in the first year to 1.00 at age 95.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See Overloan Protection Rider.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold through broker-dealers authorized by Prusec and applicable law to do so, and may also be sold by registered representatives of Prusec.  Prusec received gross distribution revenue for its variable life insurance products of $81,216,863 in 2014, $58,142,132 in 2013, and $56,178,356 in 2012.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,359,868 in 2014, $2,192,800 in 2013, and $2,168,552 in 2012.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.  The amount of compensation we pay varies, depending upon, among other factors, the product type and the features and/or riders that are attached to the Contract.  Compensation paid in respect of this product may exceed compensation payable in respect to comparable products or carriers.  Moreover, certain Contract features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features.

Compensation is based on a premium value known as the Commissionable Target Premium (referred to as “Premium Allocation Amount” in the Contract’s data pages).  The Commissionable Target Premium will vary by issue age, sex, underwriting classification, and any riders selected by the Contract Owner, with the exception of the Target Term Rider.

We pay significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial Death Benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers can receive compensation at a rate of 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium (CTP), up to 21% in Contract Year 2, and up to 5% in Contract Years 3 through 10 on CTP established for each Contract Year.  Broker-dealers can receive compensation of up to 3.76% on premium payments received in excess of the CTP in Contract Year one, and up to 3.75% on premiums paid in excess of CTP in Contract Years 2 through 10.  No compensation is payable beyond Contract Year 11.

Agents who sell this Contract are members of firms that in turn are stockholders of M Financial Group.  As a stockholder, the agent’s firm (a “Member Firm”) shares in the profits of M Financial Group via periodic stock dividends.

M Financial Group also maintains an incentive compensation plan, to which it annually distributes to Member Firms or their agents, most of M Financial Group’s consolidated net profits.  Generally, distributions under the plan are averaged among the various Member Firms, lines of business, and cost centers of M Financial Group.  However, a significant portion of the plan distributions are made in proportion to the revenue that a Member Firm generates.

Distributions of dividends and incentive compensation by M Financial Group to Member Firms, or their selling agents, are in addition to compensation paid by Prusec to authorized broker-dealers.  Many Member Firms remit these distributions to their owners or individual agents, and in some cases, in proportion to the amount of business they generate.

Override commissions received by M Financial Group could indirectly provide incentives to agents to recommend this product over similar products or services that do not produce override commissions paid to M Financial Group.

Potential reinsurance profits received by M Financial Group could also indirectly provide incentives to agents to recommend this product over similar products or services that do not result in reinsurance profits for M Financial Group.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

M Financial Group or its subsidiaries receive fees payable in respect of underlying investment options from some of the Funds that are investment options under this Contract, or from a Fund’s investment adviser or Portfolio manager, to the extent you allocate cash value to that Fund.  In addition, M Financial Investment Advisers, Inc., an affiliate of M Financial Group, is the investment adviser to certain of the Funds and receives investment advisory fees with respect to assets invested in those Funds.  Fees payable to M Financial Group in respect of assets allocated to one Fund may exceed fees payable in respect of assets placed in another Fund.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2014) that received payment or accrued a payment amount with respect to variable product business during 2014 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2014 were $2.00 and $5,383,568, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business.  Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate.  Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers.  Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents.  In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.  In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated.  For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed.  As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable.  Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.  It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period.  In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Pruco Securities to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.

FINANCIAL STATEMENTS

Our audited financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to Contract Owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 3%, less any withdrawals you make, also accumulated at an effective annual rate of 3%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract,

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options, the Fixed Rate Option, and the Long Term Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option/Long Term Fixed Rate Option - Investment options under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 2%.  Also referred to in the Contract as “fixed investment options.”

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About M PremierSM VUL Protector®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-205093.  The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the M PremierSM VUL Protector® SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the SAI and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-03974

 STATEMENT OF ADDITIONAL INFORMATION
The Date of this Statement of Additional Information and of the related prospectuses is September 11, 2015.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT (THE ACCOUNT)

M PremierSM VUL Protector®

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

This Statement of Additional Information is not a prospectus.  Please review the M PremierSM VUL Protector® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1
Cyber Security	2
INITIAL PREMIUM PROCESSING	2
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5
UNDERWRITING PROCEDURES	5
ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6
DISTRIBUTION AND COMPENSATION	6
EXPERTS	8
PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Yield	9
FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey.  Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $10,522,428 in 2014, $4,700,654 in 2013, and $3,271,883 in 2012 of which the life business accounted for $3,845,120, $738,349, and $435,823, respectively.

Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

1

Our individual life reinsurance treaties covering M PremierSM VUL Protector® Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

TransCentra, Inc. ("TransCentra"), formerly, Regulus Group, LLC, is a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). TransCentra received $1,718,271 in 2014, $1,857,429 in 2013, and $2,043,400 in 2012 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences.  These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs.  Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us.  Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract.  Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against.  Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

2

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.
In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; and (2) Type B, a variable Death Benefit.  The Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance, and the Type B (variable) Death Benefit varies with investment performance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

3

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract’s data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

4

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract’s data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

5

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Increases in the Basic Insurance Amount are not allowed.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2014) that received payment or accrued a payment amount with respect to variable product business during 2014.  The least amount paid or accrued and the greatest amount paid or accrued during 2014 were $2.00 to $5,383,568, respectively.

Name of Firms:

1st Global Capital Corporation; 1st Global Ins Svs Inc; 1ST Global Insurance Agency of MA Inc; 3 Mark Equities Inc; Agency Services of Ar ; Allied Beacon Partners Inc; Allstate Financial Services LLC; Amerian General Ins Agcy Inc; American Equity Investment Corporation; American Express Ins Agency of MA Inc; American Express Ins Agency of TX; American Independent Securities Group LLC; American Investors CO; American Portfolios Fin Svcs INC; Ameriprise Financial Services Inc; Ameritas Investment Corp; Aon Consulting Inc; Arlington Securities Inc; Arque Capital Ltd; Arvest Insurance Inc; Associated Securities Corp; Associates Diversified Brokerage Inc; Ausdal Financial Partners Inc; Axa Network Ins Agcy of MA LLC; Axa Network LLC; Ayco Services Ins Agcy Inc; Baird Insurance Services Inc; BB & T Insurance Services Inc; BBVA Compass Insurance Agency Inc; BCG Securities Inc; Beaconsfield Financial Services; Benefit Funding Services LLC; Berthel Fisher & Co Fin Svcs Inc; Broker Dealer

6

Financial Services; Brokers International Financial Services; Brooklight Place Securities Inc; Cabot Lodge Securities LLC; Cadaret Grant & Co Inc; Cadaret Grant Ins Agency of Ohio Inc; Calton & Associates Inc; Cambridge Investment Research Inc; Capital Financial Services Inc; Capital Investment Group Inc; Capital Management Systems LLC; Capital Synergy Partners Inc; Cbiz Benefits & Ins Svs Inc; CC Services Inc; CCO Investment Services Corp; Centara Capital Securities Inc; Centaurus Financial Inc; Centaurus Texas Inc; Centerre Capital LLC; Ces Insurance Agency Inc; Cetera Advisor Networks Insurance Services LLC; Cetera Advisor Networks LLC; Cetera Advisors Insurance Services LLC; Cetera Advisors LLC; Cetera Financial Specialist LLC; Cetera Investment Services LLC; Cfd Investments INC; Chase Insurance Agency; Citigroup Global Markets Inc; Citigroup Life Agency LLC; Clark Consulting Inc; Clark Securities Inc; Client One Securities LLC; CMS Investment Resources LLC; Comerica Insurance Services Inc; Comprehensive Asset Management; Comprehensive Brokerage Services Inc; Coordinated Capital Securities; CPS Financial & Insurance Services Inc; Crown Capital Insurance Agency LLC; Crown Capital Securities LP; Curtis Insurance LLC; Cuso Financial Services Inc; Cutter & Company Brokerage Inc; Delta Trust Insurance Agency Inc; Dempsey Fin Network Inc; Edward D Jones & Co LP; Edward Jones Ins Agcy of Ca LLC; Edward Jones Ins Agcy of MA LLC; Edwin C Blitz Investments Inc; Enterprise General Ins Agency Inc; Enterprise Securities Company; Equity Services Inc; Essex Financial Services Inc; Executive Ins Agency Inc; Executive Services Securities LLC; Farmers Financial Solutions; Fasi of TX Inc; FBL Marketing Services LLC; Fifth Third Insurance Agency Inc; Fifth Third Securities Inc; Financial Telesis Inc; Financial West Group; Fintegra LLC; First Allied Securities Inc; First Asset Financial Inc; First Brokerage America LLC; First Dakota Inc; First Heartland Capital Inc; First State Financial Mgmt Inc; FNBB Capital Markets LLC; Foothill Securities Inc; Forthright Agency of AZ Inc; Forthright Agency of NJ Inc; Forthright Agency of Ohio Inc; Forthright Ins Agcy Inc of MA; Fortune Financial Services Inc; Fortune Securities Inc; Founders Financial Securities LLC; FPCM Securities LLC; FSC Agency of Texas Inc; FSC Insurance Agency of OH; FSC Securities; Geneos Wealth Management Inc; Girard Securities Inc; Global Link Securities Inc; Gradient Securities LLC; Guardian Inv Svs Corp; GWN Securities Inc; H Beck Inc; H D Vest Insurance Agency LLC; H&R Block Financial Advisors Inc; Hancock Securities Group LLC; Hantz Agency LLC; Hantz Financial Services Inc; Harbor Financial Services LLC; Harbour Investments Inc; HD Vest Investment Securities Inc; Heartland Investment Associates Inc; Hereford Insurance Agency Inc; Herndon Plant Oakley Ins Agcy LLC; Horan Securities Inc; Hornor Townsend & Kent; Huntington Investment Company; Huntleigh Securities Corp; HWG Ins Agency Inc; IBN Financial Services Inc; ICC Insurance Agcy Inc; IMS Insurance Agency Inc; IMS Securities Inc; Independent Financial Group Inc; ING Financial Partners; Intercontinental Agency LLC; Interlink Securities Corp; Intersecurities Insurance Agency; Intervest International Inc; Intervest Internat'l Equities Corp; Invest Fin Corp Ins Agcy Inc of IL; Invest Financial Corporation; Investment Center Inc; Investment Planners Inc; Investment Professionals Inc; Investors Security Company Inc; ISI Insurance Agency Inc; J J B Hilliard W L Lyons LLC; J P Turner & Company LLC; J W Cole Financial Inc; J.W. Cole Insurance Services Inc; Janney Montgomery Scott LLC; JJB Hilliard W L Lyons Inc; KCD Financial; KCG Securities LLC; KCL Service Company of Texas; Key West Insurance Services Inc; Keycorp Insurance Agency USA Inc; KFG Enterprises Inc; KMS Financial Services; Kovack Securities Inc; L M Kohn & CO; LA Salle Street Securities Inc; Larson Financial Group LLC; LaSalle St Securities LLC; Leaders Group Inc; Legend Equities Corp; LFA Limited Liability Company; Lifemark Securities Corp; Lincoln Fin Advisors Corp; Lincoln Financial SEC Corp; Lincoln Investment Planning Inc; Lincoln National Ins Assoc Inc; LPA Insurance Agency Inc; LPL Financial Corporation; M Financial Holdings Inc; M Holdings Securites Inc; M&T Securities Inc; Manna Capital Management; Mariner Insurance Resources LLC; Marsh Executive Benefits Inc; Marsh Insurance & Investments Corp; Mercap Securities LLC; Mercer Health & Benefits Administration LLC; Meridien Financial Group Inc; Merrill Lynch Life Agcy Inc; Merrill Lynch Life Agency; Merrill Lynch Pierce Fenner and Smith; MetLife Securities Inc; M-Financial Securities Marketing Inc; Midamerica Financial Services Inc; MML Ins Agcy Inc; MML Investors Services Inc; Money Concepts Capital;; Morgan Stanley Dean Witter Ins Svcs Inc; MSC of TX Inc; Mutual Trust Co of America Securities; MWA Financial Services Inc; National Planning Corp; Network Agency Inc; Network Agency of Ohio Inc; New England Securities; New Penfacs Ins Agency INC; Newport Group Sec Inc; Next Financial Group; Next Financial Group Inc; NFP Advisor Services LLC; NFP Insurance Services Inc; Niagara International Capital Limited; Northland Securities Inc; Northwestern Mutual Invest Svcs LLC; NPB Financial Group LLC; NPC Insurance Agency Inc; NYLife Insurance Agency Inc; O N Equity Sales Company; OBS Brokerage Services Inc; OFG Financial Services Inc; Ohio National Ins Agency Inc; Ohio National Insurance Agency Inc; Oneamerica Securities Inc; Oppenheimer Life Agency Limited; Packerland Brokerage Services; Park Avenue Securities; Parkland Securities LLC; Partners Mktg Svcs of PA Inc; PCA Insurance Agency Inc; PJ Robb Variable Corp; Planmember Securities Corp; Planning Corp of America; Plus Agency LLC; Preferred Marketing Services Inc; Princor Financial Services Corp; Private Ledger Ins Agcy of OH Inc; Proequities Inc; Prospera Financial Services; Prudential Direct Inc; Purshe Kaplan Sterling Invest Inc; Quest Capital Strategies Inc; Questar Agency Inc; Questar Capital Corporation; Rab Agency Inc; Rampart Financial Services Inc; Raymond James Planning Corporation; RBC Capital Markets Corporation; Resource Horizons Group LLC; Resource Horizons Ins Agency Inc; Robert Shor Insurance Associates Inc; Robert W Baird & CO Inc; Royal Alliance Associates Inc; Royal Alliance Ins Agcy of MA Inc; Royal Alliance Ins Agcy of OH Inc; Royal Alliance Ins Agency of TX Inc; Rydex Distributors Inc; Sagepoint Financial Inc; Saxony Insurance Agency LLC; SBHU Life Agency Inc; SBS Insurance Agency of FL Inc; SBS Insurance Agency of LA Inc; SCF Securities Inc; Securian Financial Services Inc; Securities America Inc; Securities Service Network Inc; SFA Insurance Services INC; Sigma Financial Corp; Signal

7

Securities Inc; Signator Financial Services Inc; Signator Insurance Agency Inc; Signator Investors Inc; SII Insurance Agency Inc; SII Investments Inc; Smith Brown & Groover Inc; Sorrento Pacific Financial LLC; Southwest Insurance Agency Inc; Spire Insurance Agecny LLC; SSI Equity Services Inc; SSN Agency Inc; ST Bernard Financial Services Inc; Stanley Laman Group Securities LLC; Stephens Insurance LLC; Sterne Agee & Leach Inc; Stifel Nicholaus & Co Inc; Summit Brokerage Services; Inc.; Summit Equities Inc; Sunset Financial Services Inc; Syndicated Capital Inc; Taylor Capital Management Inc; TFS Securities Inc; Thoroughbred Financial Services LLC; Trading Services Corp; Transamerica Financial Advisors; Triad Aadvisors Inc; Triad Advisors Inc; Trustmont Financial Group Inc; UBS Financial Services; United Planners Fin Svcs of America; United Planners Financial Services; Univest Insurance Inc; US Bancorp Investments Inc; USA Financial Securities Corp; USI Securities Inc; Valmark Securitie Inc; Valor Insurance Agency Inc; Voya Insurance Solutions Inc; VSR Financial Services Inc; VSR Financial Services Inc of Texas Inc; W & R Insurance Agency Inc; W S Griffith SEC Inc; Wachovia Insurance Services Broker Dealer Inc; Wall Street Financial Group Inc; Wells Fargo Advisors California Ins Agency LLC; Wells Fargo Advisors Ins Agency LLC; Wells Fargo Wealth Brokerage Ins Agency; Western Equity Group Inc; Western International Securities Inc; Windham Financial Services Inc; Woodbury Fin Services Inc; Woodbury Financial Agency OH Inc; World Capital Brokerage Inc; World Equity Group Inc; Worth Financial Group Inc; WRP Investments Inc; Zures Co Fin & Ins Svcs.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2014, and for each of the periods presented in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

8

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Yield

The “total return” figures for the Money Market Variable Investment Option are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if M PremierSM VUL Protector® had been investing in that Variable Investment Option during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with M PremierSM VUL Protector® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Variable Investment Option will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$64,144,856	$140,902,863	$203,770,719	$302,602,303	$141,229,262

Net Assets	$64,144,856	$140,902,863	$203,770,719	$302,602,303	$141,229,262

NET ASSETS, representing:
Accumulation units	$64,144,856	$140,902,863	$203,770,719	$302,602,303	$141,229,262

	$64,144,856	$140,902,863	$203,770,719	$302,602,303	$141,229,262

Units outstanding	46,793,329	48,613,468	18,013,000	30,051,140	18,096,779

Portfolio shares held	6,414,486	12,084,294	5,284,510	12,762,645	6,290,836
Portfolio net asset value per share	$10.00	$11.66	$38.56	$23.71	$22.45
Investment in portfolio shares, at cost	$64,144,856	$137,420,058	$120,408,992	$201,365,759	$90,794,748

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$536	$1,512,760	$-	$-	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	160,798	400,357	1,156,281	1,834,686	862,792
Reimbursement for excess expenses	-	(11,650)	(132,907)	(529,347)	(222,033)

NET EXPENSES	160,798	388,707	1,023,374	1,305,339	640,759

NET INVESTMENT INCOME (LOSS)	(160,262)	1,124,053	(1,023,374)	(1,305,339)	(640,759)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	-
Realized gain (loss) on shares redeemed	-	46,488	4,080,137	4,288,011	1,933,076
Net change in unrealized gain (loss) on investments	-	7,867,485	10,847,565	26,547,694	9,621,949

NET GAIN (LOSS) ON INVESTMENTS	-	7,913,973	14,927,702	30,835,705	11,555,025

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(160,262)	$9,038,026	$13,904,328	$29,530,366	$10,914,266

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$1,469,599,058	$57,050,495	$33,569,290	$13,287,445	$15,051,817	$3,179,665	$37,385,522	$16,015,549

$1,469,599,058	$57,050,495	$33,569,290	$13,287,445	$15,051,817	$3,179,665	$37,385,522	$16,015,549

$1,469,599,058	$57,050,495	$33,569,290	$13,287,445	$15,051,817	$3,179,665	$37,385,522	$16,015,549

$1,469,599,058	$57,050,495	$33,569,290	$13,287,445	$15,051,817	$3,179,665	$37,385,522	$16,015,549

480,596,176	14,968,099	3,103,476	906,887	5,596,389	744,890	11,041,032	2,215,036

287,592,771	1,156,507	1,267,722	444,842	585,218	266,750	915,190	580,905
$5.11	$49.33	$26.48	$29.87	$25.72	$11.92	$40.85	$27.57
$1,461,559,166	$38,165,878	$24,413,895	$13,988,715	$11,178,238	$3,155,632	$20,814,371	$10,468,849

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$84,706,223	$1,612,283	$-	$-	$-	$11,261	$-	$-

4,498,845	249,234	164,368	103,737	74,680	19,041	172,381	90,217
-	-	-	-	-	-	-	-

4,498,845	249,234	164,368	103,737	74,680	19,041	172,381	90,217

80,207,378	1,363,049	(164,368)	(103,737)	(74,680)	(7,780)	(172,381)	(90,217)

-	2,334,372	-	-	-	-	-	-
1,228,557	928,421	469,344	294,300	237,190	(3,057)	1,057,613	472,709

(46,791,580)	1,853,969	2,667,022	(3,623,751)	247,572	173,041	2,387,395	333,718

(45,563,023)	5,116,762	3,136,366	(3,329,451)	484,762	169,984	3,445,008	806,427

$34,644,355	$6,479,811	$2,971,998	$(3,433,188)	$410,082	$162,204	$3,272,627	$716,210

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund – Class I	Franklin Small-Mid Cap Growth VIP Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$36,946	$309,766	$147,278	$390,968	$357,026

Net Assets	$36,946	$309,766	$147,278	$390,968	$357,026

NET ASSETS, representing:
Accumulation units	$36,946	$309,766	$147,278	$390,968	$357,026

	$36,946	$309,766	$147,278	$390,968	$357,026

Units outstanding	31,386	240,970	125,780	125,086	245,835

Portfolio shares held	2,421	8,662	3,705	41,548	15,154
Portfolio net asset value per share	$15.26	$35.76	$39.75	$9.41	$23.56
Investment in portfolio shares, at cost	$34,123	$208,004	$82,384	$283,986	$311,755

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund – Class I	Franklin Small-Mid Cap Growth VIP Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$405	$1,046	$146	$5,668	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	335	1,710	1,244	3,292	3,035
Reimbursement for excess expenses	-	-	-	-	-

NET EXPENSES	335	1,710	1,244	3,292	3,035

NET INVESTMENT INCOME (LOSS)	70	(664)	(1,098)	2,376	(3,035)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	214	20,121	9,317	-	65,734
Realized gain (loss) on shares redeemed	131	3,531	1,158	2,238	1,591
Net change in unrealized gain (loss) on investments	(1,201)	10,637	1,548	37,518	(42,824)

NET GAIN (LOSS) ON INVESTMENTS	(856)	34,289	12,023	39,756	24,501

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(786)	$33,625	$10,925	$42,132	$21,466

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	M Large Cap Growth Fund

$11,341,081	$1,476,526	$13,664,337	$3,129,848	$3,784,845	$408,804	$82,642	$65,794

$11,341,081	$1,476,526	$13,664,337	$3,129,848	$3,784,845	$408,804	$82,642	$65,794

$11,341,081	$1,476,526	$13,664,337	$3,129,848	$3,784,845	$408,804	$82,642	$65,794

$11,341,081	$1,476,526	$13,664,337	$3,129,848	$3,784,845	$408,804	$82,642	$65,794

3,920,579	842,026	4,689,227	1,837,525	2,255,557	50,764	32,060	2,465

573,941	41,935	1,152,136	526,910	506,673	12,957	6,046	2,747
$19.76	$35.21	$11.86	$5.94	$7.47	$31.55	$13.67	$23.95
$6,887,287	$965,977	$8,676,369	$2,922,804	$3,829,032	$511,111	$75,386	$52,902

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	M Large Cap Growth Fund
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$3,074	$-	$-	$-	$23,858	$619	$26

27,454	3,405	31,823	9,621	13,724	420	153	-
-	-	-	-	-	-	-	-

27,454	3,405	31,823	9,621	13,724	420	153	-

(27,454)	(331)	(31,823)	(9,621)	(13,724)	23,438	466	26

-	99,215	-	-	-	29,373	11,616	8,161
344,856	28,770	354,003	34,140	10,687	(906)	621	1,192

196,696	35,077	835,045	(222,456)	(252,189)	(106,278)	(7,523)	(2,958)

541,552	163,062	1,189,048	(188,316)	(241,502)	(77,811)	4,714	6,395

$514,098	$162,731	$1,157,225	$(197,937)	$(255,226)	$(54,373)	$5,180	$6,421

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$16,524	$83,465	$731,908	$787,006	$462,363

Net Assets	$16,524	$83,465	$731,908	$787,006	$462,363

NET ASSETS, representing:
Accumulation units	$16,524	$83,465	$731,908	$787,006	$462,363

	$16,524	$83,465	$731,908	$787,006	$462,363

Units outstanding	944	3,417	33,854	47,369	27,475

Portfolio shares held	1,385	6,247	73,856	47,842	35,485
Portfolio net asset value per share	$11.93	$13.36	$9.91	$16.45	$13.03
Investment in portfolio shares, at cost	$17,617	$72,431	$514,343	$699,026	$345,178

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$403	$942	$-	$-	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	-	-	619	1,344	458
Reimbursement for excess expenses	-	-	-	-	-

NET EXPENSES	-	-	619	1,344	458

NET INVESTMENT INCOME (LOSS)	403	942	(619)	(1,344)	(458)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	8,901	-	-	-
Realized gain (loss) on shares redeemed	36	1,213	19,830	9,864	29,475
Net change in unrealized gain (loss) on investments	(1,702)	(3,763)	146,429	26,100	(23,020)

NET GAIN (LOSS) ON INVESTMENTS	(1,666)	6,351	166,259	35,964	6,455

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,263)	$7,293	$165,640	$34,620	$5,997

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$336,233	$624,541	$446,403	$1,787,090	$260,794	$14,355	$298,238	$944,212

$336,233	$624,541	$446,403	$1,787,090	$260,794	$14,355	$298,238	$944,212

$336,233	$624,541	$446,403	$1,787,090	$260,794	$14,355	$298,238	$944,212

$336,233	$624,541	$446,403	$1,787,090	$260,794	$14,355	$298,238	$944,212

16,126	28,979	17,579	105,030	12,745	612	22,246	63,127

23,628	28,941	57,675	55,379	15,720	411	28,843	45,329
$14.23	$21.58	$7.74	$32.27	$16.59	$34.94	$10.34	$20.83
$249,875	$409,811	$309,516	$1,128,059	$176,109	$7,983	$302,153	$970,686

SUBACCOUNTS (Continued)
AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$-	$-	$-	$-	$-	$-

298	590	409	3,693	230	15	300	1,049
-	-	-	-	-	-	-	-

298	590	409	3,693	230	15	300	1,049

(298)	(590)	(409)	(3,693)	(230)	(15)	(300)	(1,049)

-	-	-	-	-	-	-	-
15,326	37,212	13,352	71,264	8,898	914	(722)	7,731

656	(5,581)	31,381	101,605	11,494	159	690	(93,925)

15,982	31,631	44,733	172,869	20,392	1,073	(32)	(86,194)

$15,684	$31,041	$44,324	$169,176	$20,162	$1,058	$(332)	$(87,243)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class I
ASSETS
Investment in the portfolios, at fair value	$444,782	$543,630	$220,600	$58,708	$252,608

Net Assets	$444,782	$543,630	$220,600	$58,708	$252,608

NET ASSETS, representing:
Accumulation units	$444,782	$543,630	$220,600	$58,708	$252,608

	$444,782	$543,630	$220,600	$58,708	$252,608

Units outstanding	20,478	37,689	15,662	1,858	12,187

Portfolio shares held	28,330	22,670	20,369	1,943	12,732
Portfolio net asset value per share	$15.70	$23.98	$10.83	$30.22	$19.84
Investment in portfolio shares, at cost	$378,413	$489,714	$222,884	$49,299	$204,942

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class I
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$-	$-	$-	$2,514

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	387	540	218	-	208
Reimbursement for excess expenses	-	-	-	-	-

NET EXPENSES	387	540	218	-	208

NET INVESTMENT INCOME (LOSS)	(387)	(540)	(218)	-	2,306

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	5,673	12,941
Realized gain (loss) on shares redeemed	2,814	12,105	259	735	6,231
Net change in unrealized gain (loss) on investments	10,144	(47,848)	912	60	10,174

NET GAIN (LOSS) ON INVESTMENTS	12,958	(35,743)	1,171	6,468	29,346

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,571	$(36,283)	$953	$6,468	$31,652

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	MFS® Utilities Series – Initial Class	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Class S	AST T. Rowe Price Large-Cap Growth Portfolio

$4,529,318	$3,036,502	$19,331	$1,171,505	$183,735	$769,897	$19,578	$3,012,143

$4,529,318	$3,036,502	$19,331	$1,171,505	$183,735	$769,897	$19,578	$3,012,143

$4,529,318	$3,036,502	$19,331	$1,171,505	$183,735	$769,897	$19,578	$3,012,143

$4,529,318	$3,036,502	$19,331	$1,171,505	$183,735	$769,897	$19,578	$3,012,143

309,095	158,583	1,076	76,220	9,408	48,515	1,193	151,858

200,501	95,487	424	52,866	7,561	22,664	818	134,892
$22.59	$31.80	$45.58	$22.16	$24.30	$33.97	$23.93	$22.33
$3,059,118	$1,811,923	$17,449	$929,072	$162,995	$709,005	$16,307	$1,776,613

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Class S	AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$77	$-	$914	$16,066	$18	$-

9,161	6,578	13	1,116	145	656	15	6,850
-	-	-	-	-	-	-	-

9,161	6,578	13	1,116	145	656	15	6,850

(9,161)	(6,578)	64	(1,116)	769	15,410	3	(6,850)

-	-	627	-	19,142	28,176	-	-
154,734	113,047	183	40,850	1,139	9,289	218	98,658

401,031	(6,000)	733	37,253	1,475	7,947	1,239	132,067

555,765	107,047	1,543	78,103	21,756	45,412	1,457	230,725

$546,604	$100,469	$1,607	$76,987	$22,525	$60,822	$1,460	$223,875

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$333,139	$9,980,257	$2,606,481	$10,170,729	$20,378,594

Net Assets	$333,139	$9,980,257	$2,606,481	$10,170,729	$20,378,594

NET ASSETS, representing:
Accumulation units	$333,139	$9,980,257	$2,606,481	$10,170,729	$20,378,594

	$333,139	$9,980,257	$2,606,481	$10,170,729	$20,378,594

Units outstanding	18,855	817,266	133,146	643,202	1,300,562

Portfolio shares held	20,451	779,099	110,491	804,010	1,386,299
Portfolio net asset value per share	$16.29	$12.81	$23.59	$12.65	$14.70
Investment in portfolio shares, at cost	$303,456	$9,302,763	$2,328,234	$7,261,812	$15,316,734

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$-	$-	$-	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	704	23,134	5,246	19,116	41,762
Reimbursement for excess expenses	-	-	-	-	-

NET EXPENSES	704	23,134	5,246	19,116	41,762

NET INVESTMENT INCOME (LOSS)	(704)	(23,134)	(5,246)	(19,116)	(41,762)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	-
Realized gain (loss) on shares redeemed	6,564	39,061	24,926	415,411	276,360
Net change in unrealized gain (loss) on investments	543	366,809	91,880	120,063	936,793

NET GAIN (LOSS) ON INVESTMENTS	7,107	405,870	116,806	535,474	1,213,153

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,403	$382,736	$111,560	$516,358	$1,171,391

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	AST BlackRock Global Strategies Portfolio

$5,618,125	$376,306	$1,181,629	$956,169	$1,231,155	$585,913	$37,543	$32,807,688

$5,618,125	$376,306	$1,181,629	$956,169	$1,231,155	$585,913	$37,543	$32,807,688

$5,618,125	$376,306	$1,181,629	$956,169	$1,231,155	$585,913	$37,543	$32,807,688

$5,618,125	$376,306	$1,181,629	$956,169	$1,231,155	$585,913	$37,543	$32,807,688

399,048	20,719	59,842	47,790	61,136	33,990	2,007	2,738,849

403,601	31,074	90,477	64,001	83,130	48,543	1,634	2,733,974
$13.92	$12.11	$13.06	$14.94	$14.81	$12.07	$22.97	$12.00
$4,685,942	$342,695	$1,053,968	$839,519	$1,065,989	$522,771	$21,981	$28,025,165

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	AST BlackRock Global Strategies Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$-	$-	$-	$-	$243	$-

15,008	747	2,177	2,004	2,598	1,281	33	58,733
-	-	-	-	-	-	-	-

15,008	747	2,177	2,004	2,598	1,281	33	58,733

(15,008)	(747)	(2,177)	(2,004)	(2,598)	(1,281)	210	(58,733)

-	-	-	-	-	-	170	-
78,577	3,766	11,352	13,657	18,791	8,801	1,057	421,769
226,759	6,652	63,135	31,166	42,613	15,327	2,279	1,070,344

305,336	10,418	74,487	44,823	61,404	24,128	3,506	1,492,113

$290,328	$9,671	$72,310	$42,819	$58,806	$22,847	$3,716	$1,433,380

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	TOPS Aggressive Growth ETF Portfolio – Class 2	TOPS Balanced ETF Portfolio – Class 2	TOPS Conservative ETF Portfolio – Class 2	TOPS Growth ETF Portfolio – Class 2	TOPS Moderate Growth ETF Portfolio – Class 2
ASSETS
Investment in the portfolios, at fair value	$92,327	$31,019	$34,382	$57,183	$30,188

Net Assets	$92,327	$31,019	$34,382	$57,183	$30,188

NET ASSETS, representing:
Accumulation units	$92,327	$31,019	$34,382	$57,183	$30,188

	$92,327	$31,019	$34,382	$57,183	$30,188

Units outstanding	5,808	2,386	2,873	3,528	2,180

Portfolio shares held	7,416	2,762	3,100	4,325	2,734
Portfolio net asset value per share	$12.45	$11.23	$11.09	$13.22	$11.04
Investment in portfolio shares, at cost	$90,509	$31,619	$34,375	$54,571	$30,763

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	TOPS Aggressive Growth ETF Portfolio – Class 2	TOPS Balanced ETF Portfolio – Class 2	TOPS Conservative ETF Portfolio – Class 2	TOPS Growth ETF Portfolio – Class 2	TOPS Moderate Growth ETF Portfolio – Class 2
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$770	$468	$119	$633	$575

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	69	26	26	41	23
Reimbursement for excess expenses	-	-	-	-	-

NET EXPENSES	69	26	26	41	23

NET INVESTMENT INCOME (LOSS)	701	442	93	592	552

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,924	1,178	326	515	1,752
Realized gain (loss) on shares redeemed	3,275	113	101	784	281
Net change in unrealized gain (loss) on investments	(2,432)	(777)	(10)	(713)	(1,905)

NET GAIN (LOSS) ON INVESTMENTS	2,767	514	417	586	128

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,468	$956	$510	$1,178	$680

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
TOPS Managed Risk Balanced ETF Portfolio – Class 2	TOPS Managed Risk Growth ETF Portfolio – Class 2	TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class 2	Templeton Growth VIP Fund – Class 2

$140,614	$440,832	$359,824	$52,561	$104,310	$18,203	$13,180	$73,593

$140,614	$440,832	$359,824	$52,561	$104,310	$18,203	$13,180	$73,593

$140,614	$440,832	$359,824	$52,561	$104,310	$18,203	$13,180	$73,593

$140,614	$440,832	$359,824	$52,561	$104,310	$18,203	$13,180	$73,593

11,855	34,823	28,821	4,517	9,355	1,496	1,143	7,074

12,101	37,486	30,061	658	1,990	496	358	5,037
$11.62	$11.76	$11.97	$79.84	$52.41	$36.70	$36.84	$14.61
$137,778	$428,594	$353,757	$51,236	$103,619	$17,403	$12,799	$76,623

SUBACCOUNTS (Continued)
TOPS Managed Risk Balanced ETF Portfolio – Class 2	TOPS Managed Risk Growth ETF Portfolio – Class 2	TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class 2	Templeton Growth VIP Fund – Class 2
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$925	$2,246	$1,772	$392	$523	$128	$2	$238

217	656	467	21	24	44	4	32
-	-	-	-	-	-	-	-

217	656	467	21	24	44	4	32

708	1,590	1,305	371	499	84	(2)	206

747	-	2,010	424	606	358	101	-
576	8,247	5,777	42	60	2,151	13	(4)

16	(4,976)	(827)	1,224	667	788	380	(3,041)

1,339	3,271	6,960	1,690	1,333	3,297	494	(3,045)

$2,047	$4,861	$8,265	$2,061	$1,832	$3,381	$492	$(2,839)

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB	American Funds International Fund – Class 2	Franklin Income VIP Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$3,718	$6	$58,316	$19,609	$52,027

Net Assets	$3,718	$6	$58,316	$19,609	$52,027

NET ASSETS, representing:
Accumulation units	$3,718	$6	$58,316	$19,609	$52,027

	$3,718	$6	$58,316	$19,609	$52,027

Units outstanding	319	-	4,737	1,895	4,734

Portfolio shares held	69	-	2,211	966	3,252
Portfolio net asset value per share	$54.20	$20.88	$26.38	$20.29	$16.00
Investment in portfolio shares, at cost	$3,889	$6	$59,158	$20,212	$53,971

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB	American Funds International Fund – Class 2	Franklin Income VIP Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$22	$-	$524	$282	$10

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	3	-	16	16	19
Reimbursement for excess expenses	-	-	-	-	-

NET EXPENSES	3	-	16	16	19

NET INVESTMENT INCOME (LOSS)	19	-	508	266	(9)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	417	-	2,183	-	-
Realized gain (loss) on shares redeemed	1	15	(6)	(264)	(21)
Net change in unrealized gain (loss) on investments	(190)	(9)	(856)	(603)	(1,944)

NET GAIN (LOSS) ON INVESTMENTS	228	6	1,321	(867)	(1,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$247	$6	$1,829	$(601)	$(1,974)

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Franklin Mutual Shares VIP Fund – Class 2	MFS Research Bond Series – Initial Class	MFS Value Series – Initial Class	Hartford Growth Opportunities HLS Fund – Class IB	Blue Chip Income and Growth Fund	Fidelity VIP Index 500 Portfolio	Invesco V.I. Growth and Income Fund – Series I

$4,812	$26,687	$11,852	$1,742	$79,039	$86,953	$85,829

$4,812	$26,687	$11,852	$1,742	$79,039	$86,953	$85,829

$4,812	$26,687	$11,852	$1,742	$79,039	$86,953	$85,829

$4,812	$26,687	$11,852	$1,742	$79,039	$86,953	$85,829

421	2,511	972	143	7,132	7,876	7,974

213	1,977	583	46	5,425	422	3,413
$22.60	$13.50	$20.34	$37.93	$14.57	$206.02	$25.15
$4,723	$26,498	$11,319	$1,717	$79,461	$87,282	$86,957

SUBACCOUNTS (Continued)
Franklin Mutual Shares VIP Fund – Class 2	MFS Research Bond – Initial Class	MFS Value Series – Initial Class	Hartford Growth Opportunities HLS Fund – Class IB	Blue Chip Income & Growth Fund	Fidelity VIP Index 500 Portfolio	Invesco V.I. Growth and Income Fund – Series I
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	04/30/2014* to 12/31/2014	05/01/2014* to 12/31/2014	05/01/2014* to 12/31/2014

$94	$447	$135	$-	$647	$420	$27

3	15	7	-	14	16	5
-	-	-	-	-	-	-

3	15	7	-	14	16	5

91	432	128	-	633	404	22

24	-	273	18	-	26	176
16	(1)	87	8	43	22	(18)
89	189	532	25	(422)	(329)	(1,128)

129	188	892	51	(379)	(281)	(970)

$220	$620	$1,020	$51	$254	$123	$(948)

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(160,262)	$(154,387)	$1,124,053	$5,009,217	$(1,023,374)	$(899,780)
Capital gains distributions received	-	-	-	3,812,412	-	-
Realized gain (loss) on shares redeemed	-	-	46,488	78,520	4,080,137	2,513,241
Net change in unrealized gain (loss) on investments	-	-	7,867,485	(10,276,083)	10,847,565	48,488,543

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(160,262)	(154,387)	9,038,026	(1,375,934)	13,904,328	50,102,004

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,005,307	9,803,397	1,888,153	2,184,040	4,885,200	5,016,533
Policy loans	(680,389)	(131,456)	(595,189)	(684,239)	(3,153,775)	(2,779,112)
Policy loan repayments and interest	172,606	164,698	652,682	542,468	3,060,801	2,968,995
Surrenders, withdrawals and death benefits	(730,122)	(876,973)	(1,097,900)	(1,318,185)	(5,697,246)	(4,894,565)
Net transfers between other subaccounts or fixed rate option	(5,629,186)	(1,732,413)	(250,153)	(1,566,934)	(3,795,162)	(3,592,137)
Other charges	(1,704,237)	(1,566,388)	(2,369,230)	(2,339,274)	(3,929,964)	(3,987,563)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,433,979	5,660,865	(1,771,637)	(3,182,124)	(8,630,146)	(7,267,849)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,273,717	5,506,478	7,266,389	(4,558,058)	5,274,182	42,834,155

NET ASSETS
Beginning of period	61,871,139	56,364,661	133,636,474	138,194,532	198,496,537	155,662,382

End of period	$64,144,856	$61,871,139	$140,902,863	$133,636,474	$203,770,719	$198,496,537

Beginning units	44,811,230	40,437,376	49,136,474	49,779,025	18,817,892	19,442,038
Units issued	6,256,717	7,820,145	891,790	990,007	1,056,823	1,288,918
Units redeemed	(4,274,618)	(3,446,291)	(1,414,796)	(1,632,558)	(1,861,715)	(1,913,064)

Ending units	46,793,329	44,811,230	48,613,468	49,136,474	18,013,000	18,817,892

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(1,305,339)	$(1,110,174)	$(640,759)	$(595,739)	$80,207,378	$76,435,791	$1,363,049	$(214,881)
-	-	-	-	-	-	2,334,372	-
4,288,011	2,166,693	1,933,076	1,481,350	1,228,557	1,348,018	928,421	903,662
26,547,694	46,466,153	9,621,949	17,584,715	(46,791,580)	5,445,115	1,853,969	11,631,057

29,530,366	47,522,672	10,914,266	18,470,326	34,644,355	83,228,924	6,479,811	12,319,838

8,008,490	8,312,019	4,315,585	4,318,578	92,481,631	91,516,160	2,864,114	2,526,215
(4,009,290)	(3,800,564)	(1,534,364)	(1,631,044)	(1,178,000)	(300,363)	(1,214,278)	(1,188,356)
4,009,996	4,716,059	1,820,629	1,790,173	1,106,282	185,170	893,813	444,032
(8,186,462)	(7,463,840)	(3,333,401)	(3,466,716)	(2,464,948)	(3,773,701)	(1,434,033)	(1,567,383)
(5,086,589)	(3,973,509)	(2,080,644)	(2,042,207)	(4,343,162)	(5,831,215)	124,969	(372,308)
(6,445,352)	(6,546,548)	(3,270,219)	(3,355,638)	(14,186,138)	(14,115,904)	(1,318,443)	(1,276,430)

(11,709,207)	(8,756,383)	(4,082,414)	(4,386,854)	71,415,665	67,680,147	(83,858)	(1,434,230)

17,821,159	38,766,289	6,831,852	14,083,472	106,060,020	150,909,071	6,395,953	10,885,608

284,781,144	246,014,855	134,397,410	120,313,938	1,363,539,038	1,212,629,967	50,654,542	39,768,934

$302,602,303	$284,781,144	$141,229,262	$134,397,410	$1,469,599,058	$1,363,539,038	$57,050,495	$50,654,542

31,269,071	32,329,838	18,672,783	19,324,189	450,695,757	422,166,636	14,987,580	15,253,717
1,349,412	1,678,110	914,173	1,009,747	37,136,192	36,822,519	1,413,421	1,462,989
(2,567,343)	(2,738,877)	(1,490,177)	(1,661,153)	(7,235,773)	(8,293,398)	(1,432,902)	(1,729,126)

30,051,140	31,269,071	18,096,779	18,672,783	480,596,176	450,695,757	14,968,099	14,987,580

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(164,368)	$(141,667)	$(103,737)	$(101,800)	$(74,680)	$(67,294)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	469,344	186,338	294,300	351,538	237,190	167,907
Net change in unrealized gain (loss) on investments	2,667,022	7,612,075	(3,623,751)	1,372,348	247,572	3,079,647

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,971,998	7,656,746	(3,433,188)	1,622,086	410,082	3,180,260

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,156,284	1,356,022	523,458	546,341	626,268	660,940
Policy loans	(454,278)	(384,503)	(230,445)	(232,881)	(283,394)	(205,935)
Policy loan repayments and interest	286,515	287,628	235,483	355,629	163,042	162,213
Surrenders, withdrawals and death benefits	(854,285)	(662,696)	(390,698)	(517,426)	(357,127)	(442,747)
Net transfers between other subaccounts or fixed rate option	(240,009)	268,455	(814,643)	(1,135,512)	(98,699)	(38,063)
Other charges	(720,980)	(696,078)	(381,241)	(402,257)	(355,494)	(366,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(826,753)	168,828	(1,058,086)	(1,386,106)	(305,404)	(230,022)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,145,245	7,825,574	(4,491,274)	235,980	104,678	2,950,238

NET ASSETS
Beginning of period	31,424,045	23,598,471	17,778,719	17,542,739	14,947,139	11,996,901

End of period	$33,569,290	$31,424,045	$13,287,445	$17,778,719	$15,051,817	$14,947,139

Beginning units	3,183,572	3,230,501	957,043	1,025,178	5,677,073	5,762,097
Units issued	164,483	242,432	84,665	137,430	442,530	586,421
Units redeemed	(244,579)	(289,361)	(134,821)	(205,565)	(523,214)	(671,445)

Ending units	3,103,476	3,183,572	906,887	957,043	5,596,389	5,677,073

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(7,780)	$41,166	$(172,381)	$(144,133)	$(90,217)	$(78,551)	$70	$(452)
-	108,345	-	-	-	-	214	-
(3,057)	(14,159)	1,057,613	531,843	472,709	175,760	131	3,502
173,041	(239,748)	2,387,395	9,206,955	333,718	4,372,372	(1,201)	4,025

162,204	(104,396)	3,272,627	9,594,665	716,210	4,469,581	(786)	7,075

106,426	122,697	1,587,531	1,633,058	394,892	535,042	3,112	3,111
(48,282)	(35,614)	(780,872)	(577,749)	(182,126)	(139,289)	-	-
60,584	47,924	400,647	459,470	186,983	175,335	-	-
(85,948)	(159,687)	(1,449,435)	(1,105,195)	(582,901)	(242,297)	-	-
(84,275)	(328,726)	7,709	(69,651)	(140,047)	396,368	-	(108,114)
(80,421)	(91,337)	(906,021)	(877,477)	(298,590)	(277,536)	(880)	(2,600)

(131,916)	(444,743)	(1,140,441)	(537,544)	(621,789)	447,623	2,232	(107,603)

30,288	(549,139)	2,132,186	9,057,121	94,421	4,917,204	1,446	(100,528)

3,149,377	3,698,516	35,253,336	26,196,215	15,921,128	11,003,924	35,500	136,028

$3,179,665	$3,149,377	$37,385,522	$35,253,336	$16,015,549	$15,921,128	$36,946	$35,500

776,374	885,105	11,498,143	11,705,132	2,324,336	2,269,073	29,519	127,851
44,326	48,213	936,584	1,096,875	181,859	282,692	2,595	2,795
(75,810)	(156,944)	(1,393,695)	(1,303,864)	(291,159)	(227,429)	(728)	(101,127)

744,890	776,374	11,041,032	11,498,143	2,215,036	2,324,336	31,386	29,519

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		VP Value Fund – Class I
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(664)	$(245)	$(1,098)	$(756)	$2,376	$2,553
Capital gains distributions received	20,121	-	9,317	866	-	-
Realized gain (loss) on shares redeemed	3,531	42,759	1,158	601	2,238	9,617
Net change in unrealized gain (loss) on investments	10,637	34,867	1,548	34,605	37,518	74,222

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,625	77,381	10,925	35,316	42,132	86,392

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,296	18,281	1,859	3,982	6,109	6,109
Policy loans	-	-	(785)	(334)	-	-
Policy loan repayments and interest	-	-	624	599	-	-
Surrenders, withdrawals and death benefits	(3,232)	(3,082)	-	-	-	-
Net transfers between other subaccounts or fixed rate option	-	(170,122)	102	321	3,645	(38,027)
Other charges	(6,873)	(8,716)	(795)	(665)	(7,026)	(6,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,191	(163,639)	1,005	3,903	2,728	(38,382)

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,816	(86,258)	11,930	39,219	44,860	48,010

NET ASSETS
Beginning of period	267,950	354,208	135,348	96,129	346,108	298,098

End of period	$309,766	$267,950	$147,278	$135,348	$390,968	$346,108

Beginning units	233,803	416,405	124,808	120,229	124,103	139,545
Units issued	15,557	18,494	2,390	5,693	3,705	11,981
Units redeemed	(8,390)	(201,096)	(1,418)	(1,114)	(2,722)	(27,423)

Ending units	240,970	233,803	125,780	124,808	125,086	124,103

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth VIP Fund – Class 2		Prudential SP Small Cap Value Portfolio		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(3,035)	$(2,640)	$(27,454)	$(24,233)	$(331)	$4,731	$(31,823)	$(28,479)
65,734	20,863	-	-	99,215	-	-	-
1,591	10,748	344,856	173,748	28,770	23,423	354,003	158,518
(42,824)	63,394	196,696	2,876,763	35,077	273,356	835,045	2,684,444

21,466	92,365	514,098	3,026,278	162,731	301,510	1,157,225	2,814,483

15,781	23,089	836,256	874,119	108,511	113,267	971,237	1,028,564
-	-	(413,389)	(239,720)	(51,498)	(30,039)	(583,764)	(250,758)
-	-	102,831	56,873	9,538	7,997	99,182	67,185
-	-	(482,225)	(343,015)	(30,652)	(35,021)	(443,827)	(340,663)
3,191	(56,083)	(8,546)	46,360	9,421	(13,871)	39,952	39,050
(5,511)	(5,698)	(384,526)	(392,295)	(41,503)	(41,091)	(441,493)	(435,793)

13,461	(38,692)	(349,599)	2,322	3,817	1,242	(358,713)	107,585

34,927	53,673	164,499	3,028,600	166,548	302,752	798,512	2,922,068

322,099	268,426	11,176,582	8,147,982	1,309,978	1,007,226	12,865,825	9,943,757

$357,026	$322,099	$11,341,081	$11,176,582	$1,476,526	$1,309,978	$13,664,337	$12,865,825

236,231	269,553	4,049,536	4,040,411	840,074	837,485	4,845,771	4,806,060
14,478	22,648	376,838	455,241	82,009	89,808	423,112	534,129
(4,874)	(55,970)	(505,795)	(446,116)	(80,057)	(87,219)	(579,656)	(494,418)

245,835	236,231	3,920,579	4,049,536	842,026	840,074	4,689,227	4,845,771

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		Janus Aspen Overseas Portfolio – Service Shares
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(9,621)	$(9,271)	$(13,724)	$(12,404)	$23,438	$11,048
Capital gains distributions received	-	-	-	-	29,373	-
Realized gain (loss) on shares redeemed	34,140	10,100	10,687	(10,291)	(906)	(3,725)
Net change in unrealized gain (loss) on investments	(222,456)	525,932	(252,189)	676,033	(106,278)	45,280

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(197,937)	526,761	(255,226)	653,338	(54,373)	52,603

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	356,840	364,369	365,728	374,214	113,097	119,710
Policy loans	(98,125)	(76,995)	(72,818)	(52,375)	(5,758)	(4,001)
Policy loan repayments and interest	25,602	19,048	19,807	13,606	9,641	354
Surrenders, withdrawals and death benefits	(209,532)	(81,894)	(111,955)	(94,406)	(5,036)	(9,019)
Net transfers between other subaccounts or fixed rate option	(7,122)	(5,601)	(7,295)	(75,288)	(19,989)	(7,674)
Other charges	(144,606)	(150,669)	(124,310)	(133,090)	(43,869)	(43,100)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(76,943)	68,258	69,157	32,661	48,086	56,270

TOTAL INCREASE (DECREASE) IN NET ASSETS	(274,880)	595,019	(186,069)	685,999	(6,287)	108,873

NET ASSETS
Beginning of period	3,404,728	2,809,709	3,970,914	3,284,915	415,091	306,218

End of period	$3,129,848	$3,404,728	$3,784,845	$3,970,914	$408,804	$415,091

Beginning units	1,886,869	1,848,039	2,216,893	2,195,771	45,263	38,122
Units issued	244,773	274,207	248,238	259,634	15,453	18,749
Units redeemed	(294,117)	(235,377)	(209,574)	(238,512)	(9,952)	(11,608)

Ending units	1,837,525	1,886,869	2,255,557	2,216,893	50,764	45,263

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Goldman Sachs Small Cap Equity Insights Fund – Institutional Class		M Large Cap Growth Fund		M International Equity Fund		M Large Cap Value Fund
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$466	$553	$26	$293	$403	$432	$942	$1,715
11,616	8,637	8,161	2,648	-	-	8,901	5,423
621	669	1,192	2,576	36	(66)	1,213	1,083
(7,523)	9,801	(2,958)	9,286	(1,702)	2,410	(3,763)	8,799

5,180	19,660	6,421	14,803	(1,263)	2,776	7,293	17,020

4,590	4,577	8,614	12,247	-	-	12,061	12,058
-	-	-	(3,774)	-	-	-	-
-	-	-	1,380	-	-	-	-
(2,101)	(2,058)	-	-	-	-	-	-
-	-	-	(4,740)	-	-	-	-
(1,110)	(1,043)	(4,587)	(5,167)	(1,387)	(1,568)	(5,623)	(4,841)

1,379	1,476	4,027	(54)	(1,387)	(1,568)	6,438	7,217

6,559	21,136	10,448	14,749	(2,650)	1,208	13,731	24,237

76,083	54,947	55,346	40,597	19,174	17,966	69,734	45,497

$82,642	$76,083	$65,794	$55,346	$16,524	$19,174	$83,465	$69,734

31,497	30,789	2,286	2,283	1,018	1,109	3,131	2,742
1,894	2,204	365	701	-	-	529	640
(1,331)	(1,496)	(186)	(698)	(74)	(91)	(243)	(251)

32,060	31,497	2,465	2,286	944	1,018	3,417	3,131

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio		AST J.P. Morgan Strategic Opportunities Portfolio		AST Herndon Large-Cap Value Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(619)	$(498)	$(1,344)	$(853)	$(458)	$(391)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	19,830	21,598	9,864	8,223	29,475	7,232
Net change in unrealized gain (loss) on investments	146,429	(9,183)	26,100	38,242	(23,020)	108,293

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	165,640	11,917	34,620	45,612	5,997	115,134

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	124,039	117,351	349,480	294,997	102,150	101,161
Policy loans	(10,292)	(20,357)	(6,819)	(3,869)	(25,946)	(10,009)
Policy loan repayments and interest	6,674	1,400	2,195	96	8,296	4,865
Surrenders, withdrawals and death benefits	(12,172)	(5,947)	(26,673)	(7,681)	(13,952)	(5,992)
Net transfers between other subaccounts or fixed rate option	(13,332)	11,316	76,981	21,749	(49,383)	(3,268)
Other charges	(43,706)	(42,533)	(183,558)	(149,631)	(37,040)	(44,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	51,211	61,230	211,606	155,661	(15,875)	42,558

TOTAL INCREASE (DECREASE) IN NET ASSETS	216,851	73,147	246,226	201,273	(9,878)	157,692

NET ASSETS
Beginning of period	515,057	441,910	540,780	339,507	472,241	314,549

End of period	$731,908	$515,057	$787,006	$540,780	$462,363	$472,241

Beginning units	31,157	27,542	34,262	23,848	28,471	25,505
Units issued	10,573	13,605	27,567	23,630	6,967	7,797
Units redeemed	(7,876)	(9,990)	(14,460)	(13,216)	(7,963)	(4,831)

Ending units	33,854	31,157	47,369	34,262	27,475	28,471

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
AST Small-Cap Growth Opportunities Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio		AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(298)	$(216)	$(590)	$(487)	$(409)	$(311)	$(3,693)	$(3,084)
-	-	-	-	-	-	-	-
15,326	5,252	37,212	8,207	13,352	5,660	71,264	31,377
656	70,948	(5,581)	144,836	31,381	80,820	101,605	414,503

15,684	75,984	31,041	152,556	44,324	86,169	169,176	442,796

79,940	71,138	117,462	110,677	114,980	95,554	186,431	200,761
(14,598)	(6,423)	(23,130)	(17,964)	(13,597)	(8,353)	(42,519)	(36,991)
848	839	10,900	3,095	808	403	14,597	8,550
(6,134)	(4,071)	(12,828)	(6,367)	(19,168)	(5,259)	(90,528)	(39,225)
18,839	6,013	(45,437)	8,228	(4,822)	17,206	(44,353)	(3,192)
(41,412)	(38,810)	(50,499)	(49,150)	(55,878)	(51,153)	(87,203)	(91,695)

37,483	28,686	(3,532)	48,519	22,323	48,398	(63,575)	38,208

53,167	104,670	27,509	201,075	66,647	134,567	105,601	481,004

283,066	178,396	597,032	395,957	379,756	245,189	1,681,489	1,200,485

$336,233	$283,066	$624,541	$597,032	$446,403	$379,756	$1,787,090	$1,681,489

14,232	12,617	29,133	26,521	16,662	14,206	109,104	106,295
6,241	5,153	7,324	7,078	5,169	5,718	13,463	17,805
(4,347)	(3,538)	(7,478)	(4,466)	(4,252)	(3,262)	(17,537)	(14,996)

16,126	14,232	28,979	29,133	17,579	16,662	105,030	109,104

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(230)	$(165)	$(15)	$(14)	$(300)	$(232)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	8,898	3,806	914	153	(722)	(154)
Net change in unrealized gain (loss) on investments	11,494	48,419	159	3,732	690	(5,006)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,162	52,060	1,058	3,871	(332)	(5,392)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	65,308	49,889	-	-	60,079	52,924
Policy loans	(3,853)	(1,453)	(79)	(2)	(1,099)	(2,644)
Policy loan repayments and interest	206	171	-	-	263	123
Surrenders, withdrawals and death benefits	(14,977)	(3,270)	(109)	(8)	(395)	(3,471)
Net transfers between other subaccounts or fixed rate option	25,905	4,807	(1,651)	-	18,259	29,147
Other charges	(36,567)	(29,489)	(408)	(481)	(32,208)	(29,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	36,022	20,655	(2,247)	(491)	44,899	46,759

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,184	72,715	(1,189)	3,380	44,567	41,367

NET ASSETS
Beginning of period	204,610	131,895	15,544	12,164	253,671	212,304

End of period	$260,794	$204,610	$14,355	$15,544	$298,238	$253,671

Beginning units	10,859	9,560	715	741	18,884	15,446
Units issued	4,857	3,520	-	-	12,348	6,176
Units redeemed	(2,971)	(2,221)	(103)	(26)	(8,986)	(2,738)

Ending units	12,745	10,859	612	715	22,246	18,884

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio		AST J.P. Morgan International Equity Portfolio		AST Templeton Global Bond Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(1,049)	$(786)	$(387)	$(156)	$(540)	$(423)	$(218)	$(177)
-	-	-	-	-	-	-	-
7,731	493	2,814	2,365	12,105	5,103	259	(417)
(93,925)	112,281	10,144	37,912	(47,848)	56,627	912	(5,569)

(87,243)	111,988	12,571	40,121	(36,283)	61,307	953	(6,163)

228,769	234,415	101,530	167,997	123,543	117,228	54,616	53,894
(45,630)	(28,275)	(2,058)	(2,598)	(20,501)	(10,235)	(4,745)	(3,050)
8,338	4,833	157	117	1,394	1,429	634	192
(27,642)	(30,702)	(4,301)	(869)	(20,742)	(9,761)	(5,201)	(3,398)
66,404	(15,959)	50,996	14,694	55,856	855	2,156	4,139
(86,948)	(91,947)	(31,130)	(21,917)	(46,813)	(47,940)	(21,181)	(22,793)

143,291	72,365	115,194	157,424	92,737	51,576	26,279	28,984

56,048	184,353	127,765	197,545	56,454	112,883	27,232	22,821

888,164	703,811	317,017	119,472	487,176	374,293	193,368	170,547

$944,212	$888,164	$444,782	$317,017	$543,630	$487,176	$220,600	$193,368

54,362	49,655	15,110	7,261	31,594	27,974	13,791	11,695
21,157	17,046	7,169	9,272	14,477	8,677	6,625	4,520
(12,392)	(12,339)	(1,801)	(1,423)	(8,382)	(5,057)	(4,754)	(2,424)

63,127	54,362	20,478	15,110	37,689	31,594	15,662	13,791

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	M Capital Appreciation Fund		American Century VP Mid Cap Value Fund – Class I		AST Large-Cap Value Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$-	$-	$2,306	$1,401	$(9,161)	$(7,396)
Capital gains distributions received	5,673	4,034	12,941	1,598	-	-
Realized gain (loss) on shares redeemed	735	502	6,231	2,695	154,734	48,239
Net change in unrealized gain (loss) on investments	60	7,931	10,174	25,919	401,031	1,090,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,468	12,467	31,652	31,613	546,604	1,131,558

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,614	8,613	44,079	33,910	419,151	391,407
Policy loans	-	-	(2,753)	(3,529)	(283,001)	(116,338)
Policy loan repayments and interest	-	-	3,120	90	40,573	19,198
Surrenders, withdrawals and death benefits	-	-	(1,964)	(567)	(207,223)	(118,293)
Net transfers between other subaccounts or fixed rate option	-	-	42,865	17,818	104,795	136,060
Other charges	(3,461)	(2,934)	(22,593)	(17,042)	(187,323)	(171,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,153	5,679	62,754	30,680	(113,028)	140,491

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,621	18,146	94,406	62,293	433,576	1,272,049

NET ASSETS
Beginning of period	47,087	28,941	158,202	95,909	4,095,742	2,823,693

End of period	$58,708	$47,087	$252,608	$158,202	$4,529,318	$4,095,742

Beginning units	1,675	1,433	8,877	6,995	317,221	305,177
Units issued	300	365	6,151	3,388	46,247	54,650
Units redeemed	(117)	(123)	(2,841)	(1,506)	(54,373)	(42,606)

Ending units	1,858	1,675	12,187	8,877	309,095	317,221

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
AST Small-Cap Growth Portfolio		The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares		Prudential Jennison 20/20 Focus Portfolio		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(6,578)	$(5,940)	$64	$21	$(1,116)	$(639)	$769	$807
-	-	627	-	-	-	19,142	-
113,047	92,600	183	1,985	40,850	11,254	1,139	8,674
(6,000)	688,088	733	844	37,253	155,273	1,475	14,114

100,469	774,748	1,607	2,850	76,987	165,888	22,525	23,595

250,907	235,302	15,287	2,854	314,155	427,970	43,940	21,116
(47,205)	(47,532)	-	-	(5,910)	(3,189)	(2,991)	(1,859)
11,879	10,806	-	-	862	57	2,418	101
(107,222)	(140,324)	(9)	(1,521)	(113,530)	(10,177)	(266)	(7,268)
(49,542)	53,525	1,325	2,883	57,247	(13,442)	40,882	31,457
(120,612)	(114,799)	(6,965)	(2,288)	(125,733)	(111,066)	(20,952)	(10,043)

(61,795)	(3,022)	9,638	1,928	127,091	290,153	63,031	33,504

38,674	771,726	11,245	4,778	204,078	456,041	85,556	57,099

2,997,828	2,226,102	8,086	3,308	967,427	511,386	98,179	41,080

$3,036,502	$2,997,828	$19,331	$8,086	$1,171,505	$967,427	$183,735	$98,179

162,192	162,459	509	278	67,377	46,212	5,819	3,419
20,664	23,412	739	1,600	27,039	32,875	4,972	5,895
(24,273)	(23,679)	(172)	(1,369)	(18,196)	(11,710)	(1,383)	(3,495)

158,583	162,192	1,076	509	76,220	67,377	9,408	5,819

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	MFS® Utilities Series – Initial Class		Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Class S		AST T. Rowe Price Large-Cap Growth Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$15,410	$5,295	$3	$22	$(6,850)	$(5,327)
Capital gains distributions received	28,176	4,413	-	-	-	-
Realized gain (loss) on shares redeemed	9,289	3,908	218	677	98,658	61,612
Net change in unrealized gain (loss) on investments	7,947	28,745	1,239	1,417	132,067	728,601

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,822	42,361	1,460	2,116	223,875	784,886

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	173,000	253,857	3,646	2,216	307,800	258,809
Policy loans	(1,524)	(1,608)	(585)	(858)	(69,239)	(62,474)
Policy loan repayments and interest	806	111	99	103	32,957	12,126
Surrenders, withdrawals and death benefits	(4,700)	(4,244)	(24)	(1,686)	(109,586)	(68,289)
Net transfers between other subaccounts or fixed rate option	150,660	19,809	3,260	9,053	137,870	60,989
Other charges	(60,435)	(38,160)	(2,330)	(1,547)	(149,444)	(125,998)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	257,807	229,765	4,066	7,281	150,358	75,163

TOTAL INCREASE (DECREASE) IN NET ASSETS	318,629	272,126	5,526	9,397	374,233	860,049

NET ASSETS
Beginning of period	451,268	179,142	14,052	4,655	2,637,910	1,777,861

End of period	$769,897	$451,268	$19,578	$14,052	$3,012,143	$2,637,910

Beginning units	32,026	15,307	942	428	143,798	139,265
Units issued	26,474	21,231	448	828	29,608	26,519
Units redeemed	(9,985)	(4,512)	(197)	(314)	(21,548)	(21,986)

Ending units	48,515	32,026	1,193	942	151,858	143,798

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(704)	$(473)	$(23,134)	$(23,021)	$(5,246)	$(2,424)	$(19,116)	$(17,368)
-	-	-	-	-	-	-	-
6,564	2,855	39,061	26,303	24,926	11,513	415,411	140,843
543	23,191	366,809	(204,798)	91,880	145,434	120,063	1,564,872

6,403	25,573	382,736	(201,516)	111,560	154,523	516,358	1,688,347

161,193	127,570	891,934	959,511	818,645	557,037	1,400,941	1,411,464
(12,795)	(1,742)	(218,610)	(211,487)	(41,948)	(11,802)	(1,149,504)	(207,840)
297	33	51,461	42,999	1,086	186	115,308	47,470
(3,805)	(5,974)	(355,843)	(227,307)	(47,756)	(4,437)	(296,019)	(184,805)
18,781	(1,713)	(69,113)	34,601	663,060	520,025	(127,159)	(86,836)
(70,581)	(61,132)	(391,414)	(416,003)	(440,566)	(279,732)	(549,552)	(589,932)

93,090	57,042	(91,585)	182,314	952,521	781,277	(605,985)	389,521

99,493	82,615	291,151	(19,202)	1,064,081	935,800	(89,627)	2,077,868

233,646	151,031	9,689,106	9,708,308	1,542,400	606,600	10,260,356	8,182,488

$333,139	$233,646	$9,980,257	$9,689,106	$2,606,481	$1,542,400	$10,170,729	$10,260,356

13,592	10,026	825,141	809,730	83,215	38,141	683,121	655,285
11,647	8,477	88,087	103,758	79,158	63,199	102,863	114,369
(6,384)	(4,911)	(95,962)	(88,347)	(29,227)	(18,125)	(142,782)	(86,533)

18,855	13,592	817,266	825,141	133,146	83,215	643,202	683,121

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST FI Pyramis Quantitative Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(41,762)	$(35,905)	$(15,008)	$(13,038)	$(747)	$(407)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	276,360	237,543	78,577	29,852	3,766	2,971
Net change in unrealized gain (loss) on investments	936,793	2,399,777	226,759	380,196	6,652	21,505

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,171,391	2,601,415	290,328	397,010	9,671	24,069

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,283,959	3,118,521	751,247	688,615	196,845	153,164
Policy loans	(403,750)	(523,146)	(129,542)	(40,872)	(1,765)	(657)
Policy loan repayments and interest	118,041	204,283	15,784	13,049	67	15
Surrenders, withdrawals and death benefits	(649,448)	(621,813)	(120,970)	(120,910)	(396)	(3,548)
Net transfers between other subaccounts or fixed rate option	321,993	111,067	(64,321)	332,198	24,343	12,580
Other charges	(1,449,113)	(1,364,804)	(360,694)	(317,232)	(80,298)	(69,122)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,221,682	924,108	91,504	554,848	138,796	92,432

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,393,073	3,525,523	381,832	951,858	148,467	116,501

NET ASSETS
Beginning of period	17,985,521	14,459,998	5,236,293	4,284,435	227,839	111,338

End of period	$20,378,594	$17,985,521	$5,618,125	$5,236,293	$376,306	$227,839

Beginning units	1,220,182	1,151,703	392,356	349,694	12,908	7,221
Units issued	247,129	263,161	66,255	80,389	13,136	10,172
Units redeemed	(166,749)	(194,682)	(59,563)	(37,727)	(5,325)	(4,485)

Ending units	1,300,562	1,220,182	399,048	392,356	20,719	12,908

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
AST Prudential Growth Allocation Portfolio		AST Advanced Strategies Portfolio		AST Schroders Global Tactical Portfolio		AST RCM World Trends Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(2,177)	$(861)	$(2,004)	$(1,156)	$(2,598)	$(1,538)	$(1,281)	$(826)
-	-	-	-	-	-	-	-
11,352	4,096	13,657	7,984	18,791	11,736	8,801	2,671
63,135	54,521	31,166	62,339	42,613	89,579	15,327	37,433

72,310	57,756	42,819	69,167	58,806	99,777	22,847	39,278

574,630	307,353	462,913	298,894	452,163	379,245	269,746	193,761
(2,592)	(76)	(8,395)	(2,094)	(9,196)	(1,772)	(5,247)	(3,272)
6	-	1,121	827	100	27	171	45
(38,178)	(1,607)	(43,754)	(2,897)	(23,401)	(2,940)	(30,978)	(1,674)
218,336	174,436	89,900	18,195	144,844	113,712	25,380	2,039
(256,499)	(126,462)	(174,497)	(137,308)	(246,990)	(203,813)	(98,472)	(93,733)

495,703	353,644	327,288	175,617	317,520	284,459	160,600	97,166

568,013	411,400	370,107	244,784	376,326	384,236	183,447	136,444

613,616	202,216	586,062	341,278	854,829	470,593	402,466	266,022

$1,181,629	$613,616	$956,169	$586,062	$1,231,155	$854,829	$585,913	$402,466

33,849	13,022	31,003	20,991	44,824	29,060	24,487	18,153
43,022	29,226	29,581	19,490	31,753	27,798	18,030	12,883
(17,029)	(8,399)	(12,794)	(9,478)	(15,441)	(12,034)	(8,527)	(6,549)

59,842	33,849	47,790	31,003	61,136	44,824	33,990	24,487

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		AST BlackRock Global Strategies Portfolio		TOPS Aggressive Growth ETF Portfolio – Class 2
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$210	$266	$(58,733)	$(53,924)	$701	$158
Capital gains distributions received	170	-	-	-	1,924	35
Realized gain (loss) on shares redeemed	1,057	1,462	421,769	190,073	3,275	413
Net change in unrealized gain (loss) on investments	2,279	5,920	1,070,344	2,751,794	(2,432)	3,881

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,716	7,648	1,433,380	2,887,943	3,468	4,487

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,432	3,981	4,775,692	4,927,272	-	20,491
Policy loans	-	-	(2,163,492)	(981,153)	(17)	-
Policy loan repayments and interest	-	-	939,916	182,644	42	-
Surrenders, withdrawals and death benefits	(10)	(1,078)	(897,806)	(924,435)	(122,373)	(253)
Net transfers between other subaccounts or fixed rate option	1,376	(334)	155,768	129,623	201,696	9,266
Other charges	(3,016)	(2,553)	(1,991,899)	(2,040,746)	(21,683)	(12,312)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,782	16	818,179	1,293,205	57,665	17,192

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,498	7,664	2,251,559	4,181,148	61,133	21,679

NET ASSETS
Beginning of period	30,045	22,381	30,556,129	26,374,981	31,194	9,515

End of period	$37,543	$30,045	$32,807,688	$30,556,129	$92,327	$31,194

Beginning units	1,793	1,797	2,670,849	2,550,789	2,055	768
Units issued	460	345	509,460	524,913	14,465	2,037
Units redeemed	(246)	(349)	(441,460)	(404,853)	(10,712)	(750)

Ending units	2,007	1,793	2,738,849	2,670,849	5,808	2,055

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
TOPS Balanced ETF Portfolio – Class 2		TOPS Conservative ETF Portfolio – Class 2		TOPS Growth ETF Portfolio – Class 2		TOPS Moderate Growth ETF Portfolio – Class 2
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$442	$57	$93	$47	$592	$181	$552	$147
1,178	-	326	32	515	1	1,752	55
113	48	101	(9)	784	746	281	820
(777)	149	(10)	15	(713)	2,593	(1,905)	660

956	254	510	85	1,178	3,521	680	1,682

29,377	5,016	32,711	6,061	48,403	27,224	24,244	16,129
-	-	(397)	-	(326)	(141)	-	-
-	-	6	-	36	-	-	-
(710)	-	(474)	-	(1,610)	(2)	(197)	(258)
3,736	2,744	3,249	1,685	3,903	1,490	2,779	(3,497)
(8,022)	(3,133)	(6,782)	(2,428)	(22,916)	(15,092)	(12,904)	(8,047)

24,381	4,627	28,313	5,318	27,490	13,479	13,922	4,327

25,337	4,881	28,823	5,403	28,668	17,000	14,602	6,009

5,682	801	5,559	156	28,515	11,515	15,586	9,577

$31,019	$5,682	$34,382	$5,559	$57,183	$28,515	$30,188	$15,586

452	69	474	14	1,822	874	1,164	807
2,612	643	3,039	675	3,151	1,966	1,639	1,266
(678)	(260)	(640)	(215)	(1,445)	(1,018)	(623)	(909)

2,386	452	2,873	474	3,528	1,822	2,180	1,164

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	TOPS Managed Risk Balanced ETF Portfolio – Class 2		TOPS Managed Risk Growth ETF Portfolio – Class 2		TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$708	$242	$1,590	$1,094	$1,305	$349
Capital gains distributions received	747	-	-	-	2,010	-
Realized gain (loss) on shares redeemed	576	416	8,247	3,047	5,777	641
Net change in unrealized gain (loss) on investments	16	2,030	(4,976)	14,607	(827)	5,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,047	2,688	4,861	18,748	8,265	6,542

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	61,640	52,978	160,513	153,504	84,590	53,776
Policy loans	(409)	(168)	(7)	(176)	-	-
Policy loan repayments and interest	7	-	3,485	-	3,479	-
Surrenders, withdrawals and death benefits	(584)	(15)	(55)	(191)	(858)	(2)
Net transfers between other subaccounts or fixed rate option	55,342	1,922	171,398	7,391	224,056	10,905
Other charges	(31,763)	(25,233)	(83,540)	(72,246)	(45,820)	(24,754)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	84,233	29,484	251,794	88,282	265,447	39,925

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,280	32,172	256,655	107,030	273,712	46,467

NET ASSETS
Beginning of period	54,334	22,162	184,177	77,147	86,112	39,645

End of period	$140,614	$54,334	$440,832	$184,177	$359,824	$86,112

Beginning units	4,662	2,046	14,710	7,126	7,069	3,647
Units issued	9,964	5,093	37,585	15,123	36,544	5,789
Units redeemed	(2,771)	(2,477)	(17,472)	(7,539)	(14,792)	(2,367)

Ending units	11,855	4,662	34,823	14,710	28,821	7,069

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
American Funds Growth Fund – Class 2		American Funds Growth-Income Fund – Class 2		Fidelity VIP Contrafund Portfolio – Service Class 2		Fidelity VIP Mid Cap Portfolio – Service Class 2
01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013

$371	$15	$499	$4	$84	$-	$(2)	$-
424	-	606	-	358	-	101	-
42	-	60	-	2,151	-	13	-
1,224	102	667	24	788	12	380	1

2,061	117	1,832	28	3,381	12	492	1

11,188	217	14,031	28	6,188	-	9,297	-
(9)	-	(9)	-	-	-	-	-
3	-	3	-	-	-	-	-
-	-	-	-	-	-	(45)	-
41,250	3,004	88,166	5,055	11,836	1,364	8,658	291
(5,239)	(31)	(4,789)	(35)	(4,578)	-	(5,514)	-

47,193	3,190	97,402	5,048	13,446	1,364	12,396	291

49,254	3,307	99,234	5,076	16,827	1,376	12,888	292

3,307	-	5,076	-	1,376	-	292	-

$52,561	$3,307	$104,310	$5,076	$18,203	$1,376	$13,180	$292

308	-	463	-	126	-	27	-
4,705	311	9,329	466	8,142	126	1,623	27
(496)	(3)	(437)	(3)	(6,772)	-	(507)	-

4,517	308	9,355	463	1,496	126	1,143	27

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Templeton Growth VIP Fund – Class 2		Hartford Capital Appreciation HLS Fund – Class IB		Hartford Disciplined Equity HLS Fund – Class IB
	01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013
OPERATIONS
Net investment income (loss)	$206	$-	$19	$4	$-	$3
Capital gains distributions received	-	-	417	2	-	-
Realized gain (loss) on shares redeemed	(4)	-	1	-	15	-
Net change in unrealized gain (loss) on investments	(3,041)	11	(190)	19	(9)	9

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,839)	11	247	25	6	12

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,349	-	1,960	205	12	-
Policy loans	-	-	(9)	-	-	-
Policy loan repayments and interest	-	-	17	1	-	-
Surrenders, withdrawals and death benefits	-	-	-	-	-	-
Net transfers between other subaccounts or fixed rate option	73,627	407	1,750	400	(418)	407
Other charges	(960)	(2)	(878)	-	(11)	(2)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	76,016	405	2,840	606	(417)	405

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,177	416	3,087	631	(411)	417

NET ASSETS
Beginning of period	416	-	631	-	417	-

End of period	$73,593	$416	$3,718	$631	$6	$417

Beginning units	39	-	58	-	38	-
Units issued	7,165	39	300	58	1	38
Units redeemed	(130)	-	(39)	-	(39)	-

Ending units	7,074	39	319	58	-	38

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
Hartford Dividend and Growth HLS Fund – Class IB		American Funds International Fund – Class 2	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	MFS Research Bond Series – Initial Class	MFS Value Series – Initial Class
01/01/2014 to 12/31/2014	10/07/2013* to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$508	$7	$266	$(9)	$91	$432	$128
2,183	2	-	-	24	-	273
(6)	-	(264)	(21)	16	(1)	87
(856)	14	(603)	(1,944)	89	189	532

1,829	23	(601)	(1,974)	220	620	1,020

15,753	24	3,245	2,740	430	2,335	1,903
(48)	-	(17)	-	-	-	-
394	-	6	-	-	-	-
-	-	-	-	-	-	-
39,402	1,749	18,018	53,248	4,917	24,354	9,457
(808)	(2)	(1,042)	(1,987)	(755)	(622)	(528)

54,693	1,771	20,210	54,001	4,592	26,067	10,832

56,522	1,794	19,609	52,027	4,812	26,687	11,852

1,794	-	-	-	-	-	-

$58,316	$1,794	$19,609	$52,027	$4,812	$26,687	$11,852

164	-	-	-	-	-	-
4,684	164	3,445	4,913	487	3,868	1,565
(111)	-	(1,550)	(179)	(66)	(1,357)	(593)

4,737	164	1,895	4,734	421	2,511	972

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Hartford Growth Opportunities HLS Fund – Class IB	Blue Chip Income and Growth Fund	Fidelity VIP Index 500 Portfolio	Invesco V.I. Growth and Income Fund – Series I
	01/01/2014 to 12/31/2014	05/01/2014* to 12/31/2014	05/01/2014* to 12/31/2014	05/01/2014* to 12/31/2014
OPERATIONS
Net investment income (loss)	$-	$633	$404	$22
Capital gains distributions received	18	-	26	176
Realized gain (loss) on shares redeemed	8	43	22	(18)
Net change in unrealized gain (loss) on investments	25	(422)	(329)	(1,128)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51	254	123	(948)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,000	2,194	5,060	3,842
Policy loans	-	-	-	-
Policy loan repayments and interest	-	-	-	-
Surrenders, withdrawals and death benefits	-	-	-	-
Net transfers between other subaccounts or fixed rate option	479	77,693	84,341	83,451
Other charges	(788)	(1,102)	(2,571)	(516)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,691	78,785	86,830	86,777

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,742	79,039	86,953	85,829

NET ASSETS
Beginning of period	-	-	-	-

End of period	$1,742	$79,039	$86,953	$85,829

Beginning units	-	-	-	-
Units issued	210	7,268	8,120	8,022
Units redeemed	(67)	(136)	(244)	(48)

Ending units	143	7,132	7,876	7,974

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A39

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2014

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey’s other assets and liabilities. Proceeds from purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), Pruco Life of New Jersey PruSelect III (“PSEL III”), Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), Pruco Life of New Jersey PruLife Custom Premier (“VULII”), Pruco Life of New Jersey MPremier VUL (“MPVUL”), Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts (individually, the “Contract” and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty five subaccounts within the Account, of which ninety had activity during 2014. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a “Portfolio” and collectively, the “Portfolios”). Investment options vary by Contracts.

The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Money Market Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Conservative Balanced Portfolio
Prudential High Yield Bond Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential Natural Resources Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential Jennison Portfolio
Prudential Small Capitalization Stock Portfolio
T. Rowe Price International Stock Portfolio
Janus Aspen Janus Portfolio – Institutional Shares
MFS® Growth Series – Initial Class
VP Value Fund – Class I
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2)
Prudential SP Small Cap Value Portfolio
Janus Aspen Janus Portfolio – Service Shares
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Janus Aspen Overseas Portfolio – Service Shares
Goldman Sachs Small Cap Equity Insights Fund – Institutional Class (formerly Goldman Sachs Structured Small Cap Equity Fund)
M Large Cap Growth Fund
M International Equity Fund
M Large Cap Value Fund
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Herndon Large-Cap Value Portfolio
AST Small-Cap Growth Opportunities Portfolio (formerly AST Federated Aggressive Growth Portfolio)
AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST MFS Global Equity Portfolio

A40

Note 1:	General (Continued)
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
M Capital Appreciation Fund
American Century VP Mid Cap Value Fund – Class I
AST Large-Cap Value Portfolio
AST Small-Cap Growth Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares
Prudential Jennison 20/20 Focus Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
MFS® Utilities Series – Initial Class
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Class S
AST T. Rowe Price Large-Cap Growth Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST PIMCO Total Return Bond Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
AST BlackRock Global Strategies Portfolio
TOPS Aggressive Growth ETF Portfolio – Class 2
TOPS Balanced ETF Portfolio – Class 2
TOPS Conservative ETF Portfolio – Class 2 (formerly TOPS Capital Preservation ETF Portfolio)
TOPS Growth ETF Portfolio – Class 2
TOPS Moderate Growth ETF Portfolio – Class 2
TOPS Managed Risk Balanced ETF Portfolio – Class 2
TOPS Managed Risk Growth ETF Portfolio – Class 2
TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2
American Funds Growth Fund – Class 2
American Funds Growth-Income Fund – Class 2
Fidelity VIP Contrafund Portfolio – Service Class 2
Fidelity VIP Mid Cap Portfolio – Service Class 2 (formerly Templeton Growth Securities Fund – Class 2)
Templeton Growth VIP Fund – Class 2
Hartford Capital Appreciation HLS Fund – Class IB
Hartford Disciplined Equity HLS Fund – Class IB
Hartford Dividend and Growth HLS Fund – Class IB
American Funds International Fund – Class 2
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2 (formerly Mutual Shares Securities Fund – Class 2)
MFS Research Bond Series – Initial Class
MFS Value Series – Initial Class
Hartford Growth Opportunities HLS Fund – Class IB
Blue Chip Income and Growth Fund
VIP Index 500 Portfolio
Invesco V.I. Growth and Income Fund – Series I
American Century VP Income & Growth Fund – Class I*
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares*
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares*
Janus Aspen Enterprise Portfolio – Service Shares*
Janus Aspen Balanced Portfolio – Service Shares*
Oppenheimer Discovery Mid-Cap Growth Fund/VA – Service Shares*
ProFund VP Asia 30*
ProFund VP Banks*
ProFund VP Bear*
ProFund VP Biotechnology*
ProFund VP Basic Materials*
ProFund VP UltraBull*
ProFund VP Bull*
ProFund VP Consumer Services*
ProFund VP Consumer Goods Portfolio*
ProFund VP Oil & Gas*
ProFund VP Europe 30*
ProFund VP Financials*
ProFund VP U.S. Government Plus*
ProFund VP Health Care*
ProFund VP Industrials*
ProFund VP Internet*
ProFund VP Japan*
ProFund VP Precious Metals*
ProFund VP Mid-Cap Growth*
ProFund VP Money Market*
ProFund VP Mid-Cap Value*
ProFund VP Pharmaceuticals*
ProFund VP Real Estate*
ProFund VP Rising Rates Opportunity*
ProFund VP NASDAQ-100*
ProFund VP Small-Cap*
ProFund VP Semiconductor*
ProFund VP Small-Cap Growth*
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap Value*
ProFund VP Technology*
ProFund VP Telecommunications*
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100*
ProFund VP UltraSmall-Cap*
ProFund VP Utilities*
Invesco V.I. Technology Fund – Series I*
Invesco V.I. Managed Volatility Fund – Series I (formerly Invesco V.I. Utilities Fund)*

*	Subaccount was available for investment but had no assets as of December 31, 2014.

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and

A41

Note 1:	General (Continued)
footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

Note 3:	Fair Value

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2014, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

A42

Note 3:	Fair Value (Continued)
Transfers between Level 1 and Level 2

Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

American Century VP Mid Cap Value Fund – Class I	$158,202
American Funds Growth Fund – Class 2	3,307
American Funds Growth-Income Fund – Class 2	5,076
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	30,045
Fidelity VIP Contrafund Portfolio – Service Class 2	1,376
Fidelity VIP MidCap Portfolio – Class 2	292
Franklin Small-Mid Cap Growth VIP Fund – Class 2	322,099
Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	76,083
Hartford Capital Appreciation HLS Fund – Class IB	631
Hartford Disciplined Equity HLS Fund – Class IB	417
Hartford Dividend and Growth HLS Fund – Class IB	1,794
Janus Aspen Janus Portfolio – Institutional Shares	267,950
Janus Aspen Janus Portfolio – Service Shares	1,309,978
Janus Aspen Overseas Portfolio – Service Shares	415,091
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	98,179
M International Equity Fund	19,174
M Large Cap Growth Fund	55,346
M Large Cap Value Fund	69,734
MFS® Growth Series – Initial Class	135,348
MFS® Utilities Series – Initial Class	451,268
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Class S	14,052
T. Rowe Price International Stock Portfolio	35,500
Templeton Growth VIP Fund – Class 2	416
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares	8,086
TOPS Aggressive Growth ETF Portfolio – Class 2	31,194
TOPS Balanced ETF Portfolio – Class 2	5,682
TOPS Conservative ETF Portfolio – Class 2	5,559
TOPS Growth ETF Portfolio – Class 2	28,515
TOPS Managed Risk Balanced ETF Portfolio – Class 2	54,334
TOPS Managed Risk Growth ETF Portfolio – Class 2	184,177
TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	86,112
TOPS Moderate Growth ETF Portfolio – Class 2	15,586
VP Value Fund – Class I	346,108

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A43

Note 5:	Purchases and Sales of Investments
The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$10,677,380	$8,404,199
Prudential Diversified Bond Portfolio	1,462,554	3,622,898
Prudential Equity Portfolio	929,646	10,583,166
Prudential Flexible Managed Portfolio	1,307,860	14,322,406
Prudential Conservative Balanced Portfolio	1,317,309	6,040,482
Prudential High Yield Bond Portfolio	92,836,067	25,919,247
Prudential Stock Index Portfolio	3,343,717	3,676,809
Prudential Value Portfolio	950,639	1,941,760
Prudential Natural Resources Portfolio	665,709	1,827,532
Prudential Global Portfolio	557,945	938,029
Prudential Government Income Portfolio	53,947	204,904
Prudential Jennison Portfolio	1,172,943	2,485,765
Prudential Small Capitalization Stock Portfolio	779,424	1,491,430
T. Rowe Price International Stock Portfolio	3,027	1,130
Janus Aspen Janus Portfolio – Institutional Shares	17,436	10,955
MFS® Growth Series – Initial Class	2,262	2,501
VP Value Fund – Class I	8,971	9,535
Franklin Small-Mid Cap Growth VIP Fund – Class 2	18,989	8,563
Prudential SP Small Cap Value Portfolio	530,801	907,854
Janus Aspen Janus Portfolio – Service Shares	89,403	88,991
Prudential SP Prudential U.S. Emerging Growth Portfolio	699,054	1,089,590
Prudential SP International Growth Portfolio	272,171	358,735
Prudential SP International Value Portfolio	311,456	256,023
Janus Aspen Overseas Portfolio – Service Shares	106,358	58,692
Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	4,581	3,355
M Large Cap Growth Fund	8,614	4,587
M International Equity Fund	-	1,387
M Large Cap Value Fund	12,061	5,623
AST Cohen & Steers Realty Portfolio	150,953	100,361
AST J.P. Morgan Strategic Opportunities Portfolio	300,249	89,987
AST Herndon Large-Cap Value Portfolio	87,330	103,663
AST Small-Cap Growth Opportunities Portfolio	90,985	53,800
AST Small-Cap Value Portfolio	101,384	105,506
AST Goldman Sachs Mid-Cap Growth Portfolio	72,028	50,114
AST Loomis Sayles Large-Cap Growth Portfolio	143,555	210,823
AST MFS Growth Portfolio	64,577	28,785
AST Neuberger Berman Mid-Cap Growth Portfolio	-	2,262
AST PIMCO Limited Maturity Bond Portfolio	142,368	97,769
AST T. Rowe Price Natural Resources Portfolio	255,360	113,118
AST MFS Global Equity Portfolio	132,817	18,010
AST J.P. Morgan International Equity Portfolio	165,233	73,036
AST Templeton Global Bond Portfolio	78,323	52,262
M Capital Appreciation Fund	8,614	3,461
American Century VP Mid Cap Value Fund – Class I	96,516	33,970
AST Large-Cap Value Portfolio	405,002	527,191
AST Small-Cap Growth Portfolio	245,392	313,765
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares	11,598	1,973
Prudential Jennison 20/20 Focus Portfolio	316,279	190,304
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	73,648	10,762
MFS® Utilities Series – Initial Class	366,548	109,397
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Class S	5,567	1,516
AST T. Rowe Price Large-Cap Growth Portfolio	395,335	251,827
AST Schroders Multi-Asset World Strategies Portfolio	146,213	53,827
AST PIMCO Total Return Bond Portfolio	611,507	726,226
AST T. Rowe Price Asset Allocation Portfolio	1,167,046	219,771

A44

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Wellington Management Hedged Equity Portfolio	$944,079	$1,569,180
AST Balanced Asset Allocation Portfolio	2,358,785	1,178,865
AST Preservation Asset Allocation Portfolio	689,992	613,496
AST FI Pyramis Quantitative Portfolio	177,861	39,812
AST Prudential Growth Allocation Portfolio	598,637	105,111
AST Advanced Strategies Portfolio	430,557	105,273
AST Schroders Global Tactical Portfolio	452,602	137,680
AST RCM World Trends Portfolio	237,342	78,023
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	6,230	2,481
AST BlackRock Global Strategies Portfolio	3,795,356	3,035,910
TOPS Aggressive Growth ETF Portfolio – Class 2	363,955	306,359
TOPS Balanced ETF Portfolio – Class 2	29,400	5,045
TOPS Conservative ETF Portfolio – Class 2	35,496	7,209
TOPS Growth ETF Portfolio – Class 2	37,438	9,989
TOPS Moderate Growth ETF Portfolio – Class 2	20,178	6,279
TOPS Managed Risk Balanced ETF Portfolio – Class 2	100,685	16,669
TOPS Managed Risk Growth ETF Portfolio – Class 2	410,604	159,466
TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	423,164	158,184
American Funds Growth Fund – Class 2	50,063	2,891
American Funds Growth-Income Fund – Class 2	100,255	2,877
Fidelity VIP Contrafund Portfolio – Service Class 2	89,250	75,848
Fidelity VIP Mid Cap Portfolio – Service Class 2	15,461	3,069
Templeton Growth VIP Fund – Class 2	77,294	1,310
Hartford Capital Appreciation HLS Fund – Class IB	3,211	374
Hartford Disciplined Equity HLS Fund – Class IB	9	426
Hartford Dividend and Growth HLS Fund – Class IB	55,606	929
American Funds International Fund – Class 2	38,205	18,011
Franklin Income VIP Fund – Class 2	55,141	1,159
Franklin Mutual Shares VIP Fund – Class 2	5,264	675
MFS Research Bond Series – Initial Class	41,870	15,818
MFS Value Series – Initial Class	18,146	7,321
Hartford Growth Opportunities HLS Fund – Class IB	2,281	590
Blue Chip Income and Growth Fund	79,755	984
VIP Index 500 Portfolio	87,953	1,139
Invesco V.I. Growth and Income Fund – Series I	87,046	274

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each Portfolio. The Investment Managers entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

A45

Note 6:	Related Party Transactions (Continued)
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each Portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

A46

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2014	46,793	$1.14691	to	$11.80320	$64,145	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%
December 31, 2013	44,811	$1.15745	to	$11.80315	$61,871	0.00%	(2)	0.00%	to	0.90%	-0.93%	to	0.00%
December 31, 2012	40,437	$1.16770	to	$11.80302	$56,365	0.01%		0.00%	to	0.90%	-0.91%	to	0.01%
December 31, 2011	110,816	$1.16827	to	$11.80130	$149,078	0.02%		0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	158,507	$1.16879	to	$11.79799	$224,168	0.03%		0.00%	to	0.90%	-0.89%	to	0.04%

	Prudential Diversified Bond Portfolio
December 31, 2014	48,613	$1.97761	to	$19.77188	$140,903	1.09%		0.00%	to	0.90%	0.92%	to	7.09%
December 31, 2013	49,136	$1.84865	to	$18.46284	$133,636	3.97%		0.00%	to	0.90%	-1.60%	to	-0.71%
December 31, 2012	49,779	$1.86398	to	$18.59559	$138,195	3.89%		0.00%	to	0.90%	9.70%	to	10.68%
December 31, 2011	193,013	$1.68563	to	$16.80071	$439,874	4.31%		0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	196,380	$1.56925	to	$15.62673	$417,028	4.24%		0.00%	to	0.90%	9.59%	to	10.57%

	Prudential Equity Portfolio
December 31, 2014	18,013	$1.93643	to	$15.89925	$203,771	0.00%		0.10%	to	0.90%	-0.39%	to	7.60%
December 31, 2013	18,818	$1.81405	to	$14.83927	$198,497	0.00%		0.10%	to	0.90%	32.34%	to	33.40%
December 31, 2012	19,442	$1.37071	to	$11.17160	$155,662	0.59%		0.10%	to	0.90%	12.67%	to	13.57%
December 31, 2011	19,936	$1.21658	to	$9.87940	$143,252	0.68%		0.10%	to	0.90%	-4.33%	to	-3.56%
December 31, 2010	20,307	$1.27159	to	$10.28701	$154,186	0.78%		0.10%	to	0.90%	10.91%	to	11.79%

	Prudential Flexible Managed Portfolio
December 31, 2014	30,051	$1.95542	to	$21.39680	$302,602	0.00%		0.25%	to	0.90%	7.11%	to	10.78%
December 31, 2013	31,269	$1.77667	to	$19.31512	$284,781	0.00%		0.25%	to	0.90%	19.07%	to	19.85%
December 31, 2012	32,330	$1.49209	to	$16.11645	$246,015	1.92%		0.25%	to	0.90%	12.35%	to	13.09%
December 31, 2011	33,601	$1.32802	to	$14.25121	$226,765	1.95%		0.25%	to	0.90%	3.41%	to	4.08%
December 31, 2010	34,701	$1.28426	to	$13.69306	$225,640	2.24%		0.25%	to	0.90%	11.03%	to	11.76%

	Prudential Conservative Balanced Portfolio
December 31, 2014	18,097	$1.89037	to	$19.58841	$141,229	0.00%		0.25%	to	0.90%	6.07%	to	8.50%
December 31, 2013	18,673	$1.75355	to	$18.05422	$134,397	0.00%		0.25%	to	0.90%	15.12%	to	15.86%
December 31, 2012	19,324	$1.52326	to	$15.58262	$120,314	2.06%		0.25%	to	0.90%	10.23%	to	10.96%
December 31, 2011	20,046	$1.38183	to	$14.04399	$112,725	2.25%		0.25%	to	0.90%	3.67%	to	4.34%
December 31, 2010	20,849	$1.33292	to	$13.46019	$112,728	2.44%		0.25%	to	0.90%	10.75%	to	11.46%

	Prudential High Yield Bond Portfolio
December 31, 2014	480,596	$2.25610	to	$22.51345	$1,469,599	6.04%		0.00%	to	0.90%	-2.22%	to	2.71%
December 31, 2013	450,696	$2.19909	to	$21.91910	$1,363,539	6.46%		0.00%	to	0.90%	6.31%	to	7.26%
December 31, 2012	422,167	$2.05286	to	$20.43631	$1,212,630	7.17%		0.00%	to	0.90%	13.40%	to	14.43%
December 31, 2011	234,170	$1.79623	to	$17.85986	$679,962	7.51%		0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	237,118	$1.71027	to	$16.99325	$657,519	8.39%		0.00%	to	0.90%	13.05%	to	14.05%

	Prudential Stock Index Portfolio
December 31, 2014	14,968	$1.60949	to	$23.31331	$57,050	3.03%		0.00%	to	0.90%	3.38%	to	13.31%
December 31, 2013	14,988	$1.43327	to	$20.57494	$50,655	0.00%		0.00%	to	0.90%	30.72%	to	31.89%
December 31, 2012	15,254	$1.09647	to	$15.59974	$39,769	1.70%		0.00%	to	0.90%	14.65%	to	15.68%
December 31, 2011	15,241	$0.95640	to	$13.48550	$35,341	1.60%		0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	15,319	$0.94652	to	$13.22764	$35,229	1.77%		0.00%	to	0.90%	13.55%	to	14.59%

	Prudential Value Portfolio
December 31, 2014	3,103	$2.55318	to	$16.57627	$33,569	0.00%		0.00%	to	0.90%	-0.18%	to	10.10%
December 31, 2013	3,184	$2.33971	to	$15.05507	$31,424	0.00%		0.00%	to	0.90%	31.91%	to	33.09%
December 31, 2012	3,231	$1.77375	to	$11.31158	$23,598	0.97%		0.00%	to	0.90%	13.60%	to	14.62%
December 31, 2011	3,308	$1.56140	to	$9.86861	$21,279	1.01%		0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	3,357	$1.66848	to	$10.45158	$22,981	0.93%		0.00%	to	0.90%	6.02%	to	13.63%

	Prudential Natural Resources Portfolio
December 31, 2014	907	$6.91015	to	$15.43613	$13,287	0.00%		0.00%	to	0.60%	-27.35%	to	-19.90%
December 31, 2013	957	$8.63543	to	$19.38647	$17,779	0.00%		0.00%	to	0.60%	9.57%	to	10.23%
December 31, 2012	1,025	$7.84199	to	$17.69319	$17,543	0.46%		0.10%	to	0.60%	-3.05%	to	-2.57%
December 31, 2011	1,083	$8.04868	to	$18.25048	$19,348	0.19%		0.10%	to	0.60%	-19.52%	to	-19.11%
December 31, 2010	1,151	$9.95074	to	$22.67617	$25,772	0.41%		0.10%	to	0.60%	27.22%	to	27.86%

A47

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2014	5,596	$1.24031	to	$3.29027	$15,052	0.00%	0.10%	to	0.90%	-1.22%	to	3.15%
December 31, 2013	5,677	$1.21215	to	$3.20572	$14,947	0.00%	0.10%	to	0.90%	26.15%	to	27.16%
December 31, 2012	5,762	$0.96087	to	$2.53361	$11,997	1.60%	0.10%	to	0.90%	16.48%	to	17.42%
December 31, 2011	5,898	$0.82495	to	$2.16888	$10,583	1.56%	0.10%	to	0.90%	-7.80%	to	-7.07%
December 31, 2010	5,998	$0.89473	to	$2.34543	$11,640	1.56%	0.10%	to	0.90%	11.74%	to	12.63%

	Prudential Government Income Portfolio
December 31, 2014	745	$4.26864	to	$4.26864	$3,180	0.35%	0.60%	to	0.60%	5.23%	to	5.23%
December 31, 2013	776	$4.05652	to	$4.05652	$3,149	1.77%	0.60%	to	0.60%	-2.92%	to	-2.92%
December 31, 2012	885	$4.17862	to	$4.17862	$3,699	2.07%	0.60%	to	0.60%	3.01%	to	3.01%
December 31, 2011	909	$4.05654	to	$4.05654	$3,687	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	919	$3.79159	to	$3.79159	$3,486	2.86%	0.60%	to	0.60%	6.35%	to	6.35%

	Prudential Jennison Portfolio
December 31, 2014	11,041	$1.31554	to	$5.07582	$37,386	0.00%	0.10%	to	0.90%	1.31%	to	9.88%
December 31, 2013	11,498	$1.20695	to	$4.64261	$35,253	0.00%	0.10%	to	0.90%	36.44%	to	37.52%
December 31, 2012	11,705	$0.88463	to	$3.39279	$26,196	0.16%	0.10%	to	0.90%	15.14%	to	16.06%
December 31, 2011	11,703	$0.76828	to	$2.93786	$22,827	0.30%	0.10%	to	0.90%	-0.60%	to	0.20%
December 31, 2010	11,844	$0.77289	to	$2.94659	$23,299	0.55%	0.10%	to	0.90%	10.95%	to	11.86%

	Prudential Small Capitalization Stock Portfolio
December 31, 2014	2,215	$7.04589	to	$19.56736	$16,016	0.00%	0.00%	to	0.60%	3.65%	to	5.39%
December 31, 2013	2,324	$6.72562	to	$18.56661	$15,921	0.00%	0.00%	to	0.60%	40.11%	to	40.95%
December 31, 2012	2,269	$4.80032	to	$13.11162	$11,004	0.61%	0.10%	to	0.60%	15.33%	to	15.91%
December 31, 2011	2,354	$4.16212	to	$11.31185	$9,856	0.80%	0.10%	to	0.60%	-0.04%	to	0.46%
December 31, 2010	2,397	$4.16370	to	$11.25987	$10,015	1.29%	0.10%	to	0.60%	25.18%	to	25.80%

	T. Rowe Price International Stock Portfolio
December 31, 2014	31	$1.17715	to	$1.17715	$37	1.08%	0.90%	to	0.90%	-2.12%	to	-2.12%
December 31, 2013	30	$1.20263	to	$1.20263	$36	0.35%	0.90%	to	0.90%	13.03%	to	13.03%
December 31, 2012	128	$1.06396	to	$1.28558	$136	1.27%	0.20%	to	0.90%	17.38%	to	18.20%
December 31, 2011	136	$0.90643	to	$1.08765	$125	1.44%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	163	$1.04924	to	$1.25041	$179	0.63%	0.20%	to	0.90%	13.44%	to	14.23%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2014	241	$1.17067	to	$1.49292	$310	0.37%	0.20%	to	0.90%	11.98%	to	12.77%
December 31, 2013	234	$1.04544	to	$1.32388	$268	0.60%	0.20%	to	0.90%	29.18%	to	30.07%
December 31, 2012	416	$0.80932	to	$1.01779	$354	0.56%	0.20%	to	0.90%	17.53%	to	18.35%
December 31, 2011	410	$0.68861	to	$0.86001	$296	0.60%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	485	$0.73375	to	$0.90992	$369	1.10%	0.20%	to	0.90%	13.49%	to	14.30%

	MFS® Growth Series – Initial Class
December 31, 2014	126	$1.17092	to	$1.17092	$147	0.11%	0.90%	to	0.90%	7.97%	to	7.97%
December 31, 2013	125	$1.08445	to	$1.08445	$135	0.24%	0.90%	to	0.90%	35.63%	to	35.63%
December 31, 2012	120	$0.79955	to	$0.79955	$96	0.00%	0.90%	to	0.90%	16.34%	to	16.34%
December 31, 2011	137	$0.68727	to	$0.68727	$94	0.19%	0.90%	to	0.90%	-1.23%	to	-1.23%
December 31, 2010	131	$0.69580	to	$0.69580	$91	0.11%	0.90%	to	0.90%	14.30%	to	14.30%

	VP Value Fund – Class I
December 31, 2014	125	$3.12558	to	$3.12558	$391	1.54%	0.90%	to	0.90%	12.07%	to	12.07%
December 31, 2013	124	$2.78887	to	$2.78887	$346	1.69%	0.90%	to	0.90%	30.55%	to	30.55%
December 31, 2012	140	$2.13622	to	$2.13622	$298	1.93%	0.90%	to	0.90%	13.55%	to	13.55%
December 31, 2011	138	$1.88133	to	$1.88133	$259	2.04%	0.90%	to	0.90%	0.11%	to	0.11%
December 31, 2010	134	$1.87920	to	$1.87920	$252	2.21%	0.90%	to	0.90%	12.41%	to	12.41%

	Franklin Small-Mid Cap Growth VIP Fund – Class 2
December 31, 2014	246	$1.45230	to	$1.45230	$357	0.00%	0.90%	to	0.90%	6.51%	to	6.51%
December 31, 2013	236	$1.36349	to	$1.36349	$322	0.00%	0.90%	to	0.90%	36.92%	to	36.92%
December 31, 2012	270	$0.99582	to	$1.05640	$268	0.00%	0.20%	to	0.90%	9.86%	to	10.63%
December 31, 2011	257	$0.90648	to	$0.95490	$234	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	271	$0.96110	to	$1.00543	$263	0.00%	0.20%	to	0.90%	26.48%	to	27.37%

A48

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP Small Cap Value Portfolio
December 31, 2014	3,921	$2.56375	to	$25.91379	$11,341	0.00%	0.00%	to	0.90%	1.10%	to	4.94%
December 31, 2013	4,050	$2.46506	to	$24.69406	$11,177	0.00%	0.00%	to	0.90%	36.22%	to	37.44%
December 31, 2012	4,040	$1.80963	to	$17.96652	$8,148	0.45%	0.00%	to	0.90%	15.02%	to	16.06%
December 31, 2011	4,103	$1.57327	to	$15.48009	$7,151	0.67%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	4,028	$1.62854	to	$15.92112	$7,248	0.63%	0.00%	to	0.90%	25.15%	to	26.27%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2014	842	$1.75354	to	$1.75354	$1,477	0.23%	0.25%	to	0.25%	12.45%	to	12.45%
December 31, 2013	840	$1.55936	to	$1.55936	$1,310	0.66%	0.25%	to	0.25%	29.66%	to	29.66%
December 31, 2012	837	$1.20268	to	$1.20268	$1,007	0.45%	0.25%	to	0.25%	17.98%	to	17.98%
December 31, 2011	833	$1.01935	to	$1.01935	$849	0.44%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	853	$1.08200	to	$1.08200	$923	0.38%	0.25%	to	0.25%	13.96%	to	13.96%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2014	4,689	$2.66766	to	$34.18836	$13,664	0.00%	0.00%	to	0.90%	2.92%	to	10.35%
December 31, 2013	4,846	$2.45791	to	$31.21928	$12,866	0.00%	0.00%	to	0.90%	27.33%	to	28.47%
December 31, 2012	4,806	$1.93040	to	$24.30091	$9,944	0.40%	0.00%	to	0.90%	15.83%	to	16.88%
December 31, 2011	4,844	$1.66657	to	$20.79118	$8,608	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	4,760	$1.64508	to	$20.34034	$8,284	0.42%	0.00%	to	0.90%	19.35%	to	20.43%

	Prudential SP International Growth Portfolio
December 31, 2014	1,838	$1.53754	to	$1.84704	$3,130	0.00%	0.10%	to	0.90%	-6.56%	to	-3.45%
December 31, 2013	1,887	$1.64541	to	$1.96107	$3,405	0.00%	0.10%	to	0.90%	17.81%	to	18.76%
December 31, 2012	1,848	$1.39668	to	$1.65133	$2,810	0.64%	0.10%	to	0.90%	21.31%	to	22.28%
December 31, 2011	1,777	$1.15131	to	$1.35044	$2,212	1.31%	0.10%	to	0.90%	-15.67%	to	-14.99%
December 31, 2010	1,719	$1.36526	to	$1.58849	$2,523	1.53%	0.10%	to	0.90%	12.99%	to	13.89%

	Prudential SP International Value Portfolio
December 31, 2014	2,256	$1.61431	to	$1.94731	$3,785	0.00%	0.10%	to	0.90%	-6.87%	to	-6.13%
December 31, 2013	2,217	$1.72238	to	$2.07456	$3,971	0.00%	0.10%	to	0.90%	19.02%	to	19.96%
December 31, 2012	2,196	$1.43777	to	$1.72934	$3,285	2.64%	0.10%	to	0.90%	15.88%	to	16.81%
December 31, 2011	2,124	$1.23267	to	$1.48051	$2,728	2.47%	0.10%	to	0.90%	-13.88%	to	-13.18%
December 31, 2010	2,099	$1.42208	to	$1.70612	$3,116	2.16%	0.10%	to	0.90%	9.82%	to	10.71%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2014	51	$8.05282	to	$8.10664	$409	5.67%	0.00%	to	0.10%	-16.82%	to	-12.10%
December 31, 2013	45	$9.17056	to	$9.22266	$415	3.18%	0.00%	to	0.10%	14.17%	to	14.28%
December 31, 2012	38	$8.03257	to	$8.03257	$306	0.63%	0.10%	to	0.10%	13.07%	to	13.07%
December 31, 2011	31	$7.10418	to	$7.10418	$224	0.40%	0.10%	to	0.10%	-32.40%	to	-32.40%
December 31, 2010	21	$10.50986	to	$10.50986	$219	0.52%	0.10%	to	0.10%	24.89%	to	24.89%

	Goldman Sachs Small Cap Equity Insights Fund – Institutional Class
December 31, 2014	32	$2.57774	to	$2.57774	$83	0.81%	0.20%	to	0.20%	6.71%	to	6.71%
December 31, 2013	31	$2.41556	to	$2.41556	$76	1.04%	0.20%	to	0.20%	35.35%	to	35.35%
December 31, 2012	31	$1.78465	to	$1.78465	$55	1.23%	0.20%	to	0.20%	12.61%	to	12.61%
December 31, 2011	30	$1.58487	to	$1.58487	$47	0.85%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	29	$1.57742	to	$1.57742	$45	0.61%	0.20%	to	0.20%	29.86%	to	29.86%

	M Large Cap Growth Fund
December 31, 2014	2	$26.68708	to	$26.68708	$66	0.04%	0.00%	to	0.00%	10.21%	to	10.21%
December 31, 2013	2	$24.21416	to	$24.21416	$55	0.62%	0.00%	to	0.00%	36.15%	to	36.15%
December 31, 2012	2	$17.78481	to	$17.78481	$41	0.05%	0.00%	to	0.00%	19.31%	to	19.31%
December 31, 2011	2	$14.90583	to	$14.90583	$31	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	2	$15.02620	to	$15.02620	$27	0.41%	0.00%	to	0.00%	23.06%	to	23.06%

	M International Equity Fund
December 31, 2014	1	$17.50710	to	$17.50710	$17	2.20%	0.00%	to	0.00%	-7.06%	to	-7.06%
December 31, 2013	1	$18.83652	to	$18.83652	$19	2.36%	0.00%	to	0.00%	16.32%	to	16.32%
December 31, 2012	1	$16.19318	to	$16.19318	$18	2.00%	0.00%	to	0.00%	20.68%	to	20.68%
December 31, 2011	1	$13.41819	to	$13.41819	$18	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	2	$15.52304	to	$15.52304	$28	3.56%	0.00%	to	0.00%	4.61%	to	4.61%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Value Fund
December 31, 2014	3	$24.42804	to	$24.42804	$83	1.22%	0.00%	to	0.00%	9.68%	to	9.68%
December 31, 2013	3	$22.27169	to	$22.27169	$70	2.94%	0.00%	to	0.00%	34.22%	to	34.22%
December 31, 2012	3	$16.59343	to	$16.59343	$45	0.93%	0.00%	to	0.00%	17.29%	to	17.29%
December 31, 2011	2	$14.14755	to	$14.14755	$33	0.43%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	2	$14.75415	to	$14.75415	$33	0.83%	0.00%	to	0.00%	9.27%	to	9.27%

	AST Cohen & Steers Realty Portfolio
December 31, 2014	34	$21.61925	to	$21.61925	$732	0.00%	0.10%	to	0.10%	7.80%	to	30.78%
December 31, 2013	31	$16.53090	to	$16.53090	$515	0.00%	0.10%	to	0.10%	3.03%	to	3.03%
December 31, 2012	28	$16.04469	to	$16.04469	$442	1.46%	0.10%	to	0.10%	15.23%	to	15.23%
December 31, 2011	19	$13.92352	to	$13.92352	$267	0.65%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	15	$13.07588	to	$13.07588	$199	1.68%	0.10%	to	0.10%	28.56%	to	28.56%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2014	47	$16.49849	to	$16.66786	$787	0.00%	0.10%	to	0.25%	0.95%	to	5.34%
December 31, 2013	34	$15.66161	to	$15.84616	$541	0.00%	0.10%	to	0.25%	10.76%	to	10.92%
December 31, 2012	24	$14.11957	to	$14.30733	$340	1.53%	0.10%	to	0.25%	10.45%	to	10.61%
December 31, 2011	14	$12.76509	to	$12.95418	$185	0.79%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	6	$12.74838	to	$12.95649	$80	0.42%	0.10%	to	0.25%	7.05%	to	7.21%

	AST Herndon Large-Cap Value Portfolio
December 31, 2014	27	$16.82860	to	$16.82860	$462	0.00%	0.10%	to	0.10%	-4.50%	to	1.46%
December 31, 2013	28	$16.58696	to	$16.58696	$472	0.00%	0.10%	to	0.10%	34.49%	to	34.49%
December 31, 2012	26	$12.33295	to	$12.33295	$315	1.14%	0.10%	to	0.10%	13.29%	to	13.29%
December 31, 2011	23	$10.88617	to	$10.88617	$250	0.68%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	20	$10.95106	to	$10.95106	$223	1.49%	0.10%	to	0.10%	12.33%	to	12.33%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2014	16	$20.85085	to	$20.85085	$336	0.00%	0.10%	to	0.10%	1.03%	to	4.84%
December 31, 2013	14	$19.88901	to	$19.88901	$283	0.00%	0.10%	to	0.10%	40.67%	to	40.67%
December 31, 2012	13	$14.13882	to	$14.13882	$178	0.00%	0.10%	to	0.10%	19.96%	to	19.96%
December 31, 2011	11	$11.78673	to	$11.78673	$126	0.39%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	6	$13.57902	to	$13.57902	$76	0.05%	0.10%	to	0.10%	32.41%	to	32.41%

	AST Small-Cap Value Portfolio
December 31, 2014	29	$21.55128	to	$21.55128	$625	0.00%	0.10%	to	0.10%	1.90%	to	5.16%
December 31, 2013	29	$20.49319	to	$20.49319	$597	0.00%	0.10%	to	0.10%	37.26%	to	37.26%
December 31, 2012	27	$14.92997	to	$14.92997	$396	0.46%	0.10%	to	0.10%	18.04%	to	18.04%
December 31, 2011	24	$12.64779	to	$12.64779	$298	0.53%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	21	$13.46514	to	$13.46514	$288	0.44%	0.10%	to	0.10%	25.87%	to	25.87%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2014	18	$25.39399	to	$25.39399	$446	0.00%	0.10%	to	0.10%	2.76%	to	11.42%
December 31, 2013	17	$22.79208	to	$22.79208	$380	0.00%	0.10%	to	0.10%	32.06%	to	32.06%
December 31, 2012	14	$17.25913	to	$17.25913	$245	0.00%	0.10%	to	0.10%	19.50%	to	19.50%
December 31, 2011	19	$14.44328	to	$14.44328	$272	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	14	$14.90141	to	$14.90141	$210	0.00%	0.10%	to	0.10%	19.70%	to	19.70%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2014	105	$15.07361	to	$19.30884	$1,787	0.00%	0.10%	to	0.90%	3.73%	to	10.48%
December 31, 2013	109	$13.75290	to	$17.47747	$1,681	0.00%	0.10%	to	0.90%	35.39%	to	36.47%
December 31, 2012	106	$10.15783	to	$12.80643	$1,200	0.43%	0.10%	to	0.90%	11.26%	to	12.16%
December 31, 2011	100	$9.12944	to	$11.41844	$1,007	0.27%	0.10%	to	0.90%	-1.80%	to	-1.01%
December 31, 2010	94	$9.29647	to	$11.53529	$956	0.68%	0.10%	to	0.90%	18.68%	to	19.63%

	AST MFS Growth Portfolio
December 31, 2014	13	$20.46295	to	$20.46295	$261	0.00%	0.10%	to	0.10%	3.14%	to	8.60%
December 31, 2013	11	$18.84230	to	$18.84230	$205	0.00%	0.10%	to	0.10%	36.57%	to	36.57%
December 31, 2012	10	$13.79685	to	$13.79685	$132	0.00%	0.10%	to	0.10%	16.97%	to	16.97%
December 31, 2011	8	$11.79534	to	$11.79534	$99	0.34%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	8	$11.87773	to	$11.87773	$95	0.13%	0.10%	to	0.10%	12.67%	to	12.67%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2014	1	$23.45495	to	$23.45495	$14	0.00%	0.10%	to	0.10%	7.83%	to	7.83%
December 31, 2013	1	$21.75145	to	$21.75145	$16	0.00%	0.10%	to	0.10%	32.48%	to	32.48%
December 31, 2012	1	$16.41903	to	$16.41903	$12	0.00%	0.10%	to	0.10%	12.27%	to	12.27%
December 31, 2011	1	$14.62428	to	$14.62428	$14	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	2	$14.39631	to	$14.39631	$24	0.00%	0.10%	to	0.10%	28.55%	to	28.55%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2014	22	$13.40620	to	$13.40620	$298	0.00%	0.10%	to	0.10%	-0.89%	to	-0.20%
December 31, 2013	19	$13.43281	to	$13.43281	$254	0.00%	0.10%	to	0.10%	-2.27%	to	-2.27%
December 31, 2012	15	$13.74527	to	$13.74527	$212	0.95%	0.10%	to	0.10%	4.59%	to	4.59%
December 31, 2011	14	$13.14178	to	$13.14178	$186	0.90%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	6	$12.86642	to	$12.86642	$75	2.44%	0.10%	to	0.10%	3.80%	to	3.80%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2014	63	$14.95723	to	$14.95723	$944	0.00%	0.10%	to	0.10%	-16.57%	to	-8.45%
December 31, 2013	54	$16.33792	to	$16.33792	$888	0.00%	0.10%	to	0.10%	15.27%	to	15.27%
December 31, 2012	50	$14.17415	to	$14.17415	$704	0.45%	0.10%	to	0.10%	3.52%	to	3.52%
December 31, 2011	48	$13.69284	to	$13.69284	$659	0.54%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	44	$16.10975	to	$16.10975	$704	0.46%	0.10%	to	0.10%	20.33%	to	20.33%

	AST MFS Global Equity Portfolio
December 31, 2014	20	$21.72023	to	$21.72023	$445	0.00%	0.10%	to	0.10%	0.29%	to	3.53%
December 31, 2013	15	$20.98033	to	$20.98033	$317	0.00%	0.10%	to	0.10%	27.51%	to	27.51%
December 31, 2012	7	$16.45450	to	$16.45450	$119	1.21%	0.10%	to	0.10%	22.96%	to	22.96%
December 31, 2011	6	$13.38242	to	$13.38242	$85	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	4	$13.82901	to	$13.82901	$61	0.50%	0.10%	to	0.10%	11.93%	to	11.93%

	AST J.P. Morgan International Equity Portfolio
December 31, 2014	38	$14.42397	to	$14.42397	$544	0.00%	0.10%	to	0.10%	-6.94%	to	-6.46%
December 31, 2013	32	$15.41982	to	$15.41982	$487	0.00%	0.10%	to	0.10%	15.25%	to	15.25%
December 31, 2012	28	$13.37999	to	$13.37999	$374	1.92%	0.10%	to	0.10%	21.79%	to	21.79%
December 31, 2011	23	$10.98625	to	$10.98625	$254	1.20%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	22	$12.10483	to	$12.10483	$262	1.20%	0.10%	to	0.10%	7.06%	to	7.06%

	AST Templeton Global Bond Portfolio
December 31, 2014	16	$14.08501	to	$14.08501	$221	0.00%	0.10%	to	0.10%	-3.16%	to	0.46%
December 31, 2013	14	$14.02102	to	$14.02102	$193	0.00%	0.10%	to	0.10%	-3.85%	to	-3.85%
December 31, 2012	12	$14.58248	to	$14.58248	$171	2.36%	0.10%	to	0.10%	5.12%	to	5.12%
December 31, 2011	9	$13.87198	to	$13.87198	$132	2.46%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	8	$13.33628	to	$13.33628	$104	2.80%	0.10%	to	0.10%	5.64%	to	5.64%

	M Capital Appreciation Fund
December 31, 2014	2	$31.59900	to	$31.59900	$59	0.00%	0.00%	to	0.00%	12.42%	to	12.42%
December 31, 2013	2	$28.10842	to	$28.10842	$47	0.00%	0.00%	to	0.00%	39.20%	to	39.20%
December 31, 2012	1	$20.19222	to	$20.19222	$29	0.36%	0.00%	to	0.00%	17.43%	to	17.43%
December 31, 2011	1	$17.19477	to	$17.19477	$20	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	1	$18.53329	to	$18.53329	$21	0.24%	0.00%	to	0.00%	27.00%	to	27.00%

	American Century VP Mid Cap Value Fund – Class 1
December 31, 2014	12	$20.72782	to	$20.72782	$253	1.21%	0.10%	to	0.10%	3.86%	to	16.31%
December 31, 2013	9	$17.82173	to	$17.82173	$158	1.23%	0.10%	to	0.10%	29.98%	to	29.98%
December 31, 2012	7	$13.71070	to	$13.71070	$96	2.09%	0.10%	to	0.10%	16.21%	to	16.21%
December 31, 2011	5	$11.79807	to	$11.79807	$65	1.43%	0.10%	to	0.10%	-0.79%	to	-0.79%
December 31, 2010	4	$11.89229	to	$11.89229	$48	2.37%	0.10%	to	0.10%	19.13%	to	19.13%

	AST Large-Cap Value Portfolio
December 31, 2014	309	$14.00308	to	$14.76685	$4,529	0.00%	0.10%	to	0.90%	3.07%	to	13.63%
December 31, 2013	317	$12.42155	to	$12.99528	$4,096	0.00%	0.10%	to	0.90%	38.61%	to	39.72%
December 31, 2012	305	$8.96129	to	$9.30099	$2,824	3.41%	0.10%	to	0.90%	15.84%	to	16.77%
December 31, 2011	298	$7.73572	to	$7.96507	$2,366	1.26%	0.10%	to	0.90%	-5.04%	to	-4.28%
December 31, 2010	283	$8.14615	to	$8.32128	$2,349	1.03%	0.10%	to	0.90%	12.15%	to	13.04%

A51

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Portfolio
December 31, 2014	159		$18.30683	to	$19.30508	$3,037	0.00%	0.10%	to	0.90%	2.89%	to	4.09%
December 31, 2013	162		$17.79202	to	$18.61344	$2,998	0.00%	0.10%	to	0.90%	33.97%	to	35.04%
December 31, 2012	162		$13.28088	to	$13.78388	$2,226	0.00%	0.10%	to	0.90%	11.17%	to	12.07%
December 31, 2011	148		$11.94595	to	$12.29988	$1,817	0.00%	0.10%	to	0.90%	-1.86%	to	-1.08%
December 31, 2010	145		$12.17259	to	$12.43406	$1,795	0.23%	0.10%	to	0.90%	35.20%	to	36.28%

	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares
December 31, 2014	1		$17.97133	to	$17.97133	$19	0.59%	0.10%	to	0.10%	1.82%	to	13.02%
December 31, 2013	1		$15.90122	to	$15.90122	$8	0.28%	0.10%	to	0.10%	33.86%	to	33.86%
December 31, 2012	0	(1)	$11.87889	to	$11.87889	$3	0.53%	0.10%	to	0.10%	11.59%	to	11.59%
December 31, 2011	0	(1)	$10.64546	to	$10.64546	$2	0.60%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	0	(1)	$10.58715	to	$10.58715	$1	0.60%	0.10%	to	0.10%	14.43%	to	14.43%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2014	76		$15.37004	to	$15.37004	$1,172	0.00%	0.10%	to	0.10%	-1.93%	to	7.05%
December 31, 2013	67		$14.35834	to	$14.35834	$967	0.00%	0.10%	to	0.10%	29.75%	to	29.75%
December 31, 2012	46		$11.06610	to	$11.06610	$511	0.00%	0.10%	to	0.10%	10.93%	to	10.93%
December 31, 2011	39		$9.97615	to	$9.97615	$385	0.08%	0.10%	to	0.10%	-4.26%	to	-4.26%
December 31, 2010	35		$10.42032	to	$10.42032	$362	0.00%	0.10%	to	0.10%	7.73%	to	7.73%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
December 31, 2014	9		$19.53004	to	$19.53004	$184	0.63%	0.10%	to	0.10%	3.99%	to	15.75%
December 31, 2013	6		$16.87307	to	$16.87307	$98	1.18%	0.10%	to	0.10%	40.45%	to	40.45%
December 31, 2012	3		$12.01376	to	$12.01376	$41	0.74%	0.10%	to	0.10%	16.01%	to	16.01%
December 31, 2011	3		$10.35549	to	$10.35549	$28	0.46%	0.10%	to	0.10%	-1.62%	to	-1.62%
December 31, 2010	1		$10.52627	to	$10.52627	$10	1.01%	0.10%	to	0.10%	19.40%	to	19.40%

	MFS® Utilities Series – Initial Class
December 31, 2014	49		$15.86916	to	$15.86916	$770	2.44%	0.10%	to	0.10%	-2.92%	to	12.62%
December 31, 2013	32		$14.09086	to	$14.09086	$451	2.37%	0.10%	to	0.10%	20.40%	to	20.40%
December 31, 2012	15		$11.70362	to	$11.70362	$179	6.99%	0.10%	to	0.10%	13.37%	to	13.37%
December 31, 2011	12		$10.32340	to	$10.32340	$124	3.22%	0.10%	to	0.10%	6.68%	to	6.68%
December 31, 2010	9		$9.67717	to	$9.67717	$86	2.84%	0.10%	to	0.10%	13.69%	to	13.69%

	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Class S
December 31, 2014	1		$16.41052	to	$16.41052	$20	0.12%	0.10%	to	0.10%	3.83%	to	10.00%
December 31, 2013	1		$14.91861	to	$14.91861	$14	0.41%	0.10%	to	0.10%	37.28%	to	37.28%
December 31, 2012	0	(1)	$10.86755	to	$10.86755	$5	0.09%	0.10%	to	0.10%	10.63%	to	10.63%
December 31, 2011	1		$9.82302	to	$9.82302	$6	0.27%	0.10%	to	0.10%	-3.25%	to	-3.25%
December 31, 2010	1		$10.15289	to	$10.15289	$6	0.03%	0.10%	to	0.10%	22.64%	to	22.64%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2014	152		$18.98799	to	$20.02311	$3,012	0.00%	0.10%	to	0.90%	2.45%	to	8.24%
December 31, 2013	144		$17.68319	to	$18.49921	$2,638	0.00%	0.10%	to	0.90%	42.74%	to	43.88%
December 31, 2012	139		$12.38824	to	$12.85728	$1,778	0.00%	0.10%	to	0.90%	16.53%	to	17.47%
December 31, 2011	134		$10.63060	to	$10.94553	$1,463	0.00%	0.10%	to	0.90%	-2.57%	to	-1.79%
December 31, 2010	129		$10.91116	to	$11.14555	$1,433	0.00%	0.10%	to	0.90%	14.78%	to	15.69%

	AST Schroders Multi-Asset World Strategies Portfolio (available January 01, 2010)
December 31, 2014	19		$17.66829	to	$17.66829	$333	0.00%	0.25%	to	0.25%	2.78%	to	2.78%
December 31, 2013	14		$17.19053	to	$17.19053	$234	0.00%	0.25%	to	0.25%	14.11%	to	14.11%
December 31, 2012	10		$15.06428	to	$15.06428	$151	2.10%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2011	7		$13.58842	to	$13.58842	$93	1.01%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	1		$14.09909	to	$14.09909	$15	0.30%	0.25%	to	0.25%	11.53%	to	11.53%

	AST PIMCO Total Return Bond Portfolio
December 31, 2014	817		$11.80815	to	$12.35754	$9,980	0.00%	0.00%	to	0.90%	0.52%	to	4.23%
December 31, 2013	825		$11.43076	to	$11.85595	$9,689	0.00%	0.00%	to	0.90%	-2.71%	to	-1.84%
December 31, 2012	810		$11.74949	to	$12.07785	$9,708	2.70%	0.00%	to	0.90%	8.35%	to	9.32%
December 31, 2011	777		$10.84440	to	$11.04780	$8,541	1.74%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	764		$10.60498	to	$10.70774	$8,160	1.77%	0.00%	to	0.90%	6.76%	to	7.72%

A52

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Asset Allocation Portfolio (available January 01, 2010)
December 31, 2014	133		$19.57608	to	$19.57608	$2,606	0.00%	0.25%	to	0.25%	3.52%	to	5.62%
December 31, 2013	83		$18.53521	to	$18.53521	$1,542	0.00%	0.25%	to	0.25%	16.54%	to	16.54%
December 31, 2012	38		$15.90434	to	$15.90434	$607	1.40%	0.25%	to	0.25%	13.21%	to	13.21%
December 31, 2011	20		$14.04797	to	$14.04797	$288	0.75%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	2		$13.80923	to	$13.80923	$34	0.11%	0.25%	to	0.25%	11.26%	to	11.26%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2014	643		$15.25259	to	$15.88887	$10,171	0.00%	0.10%	to	0.90%	1.82%	to	5.40%
December 31, 2013	683		$14.58693	to	$15.07499	$10,260	0.00%	0.10%	to	0.90%	19.43%	to	20.38%
December 31, 2012	655		$12.21399	to	$12.52266	$8,182	0.29%	0.10%	to	0.90%	10.02%	to	10.90%
December 31, 2011	633		$11.10187	to	$11.29192	$7,135	0.30%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	590		$11.60267	to	$11.70781	$6,903	0.49%	0.10%	to	0.90%	13.61%	to	14.52%

	AST Balanced Asset Allocation Portfolio
December 31, 2014	1,301		$15.13278	to	$15.76383	$20,379	0.00%	0.10%	to	0.90%	0.72%	to	6.42%
December 31, 2013	1,220		$14.33414	to	$14.81348	$17,986	0.00%	0.10%	to	0.90%	16.60%	to	17.53%
December 31, 2012	1,152		$12.29364	to	$12.60414	$14,460	1.01%	0.10%	to	0.90%	11.47%	to	12.37%
December 31, 2011	1,092		$11.02843	to	$11.21707	$12,218	0.59%	0.10%	to	0.90%	-2.10%	to	-1.32%
December 31, 2010	1,024		$11.26449	to	$11.36659	$11,626	0.84%	0.10%	to	0.90%	11.31%	to	12.20%

	AST Preservation Asset Allocation Portfolio
December 31, 2014	399		$13.63878	to	$14.20554	$5,618	0.00%	0.10%	to	0.90%	0.55%	to	5.67%
December 31, 2013	392		$13.01018	to	$13.44337	$5,236	0.00%	0.10%	to	0.90%	8.24%	to	9.10%
December 31, 2012	350		$12.01998	to	$12.32175	$4,284	1.13%	0.10%	to	0.90%	9.39%	to	10.27%
December 31, 2011	327		$10.98823	to	$11.17453	$3,641	0.92%	0.10%	to	0.90%	0.10%	to	0.89%
December 31, 2010	286		$10.97772	to	$11.07557	$3,159	1.38%	0.10%	to	0.90%	9.58%	to	10.46%

	AST FI Pyramis Quantitative Portfolio (available January 01, 2010)
December 31, 2014	21		$18.16218	to	$18.16218	$376	0.00%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2013	13		$17.65126	to	$17.65126	$228	0.00%	0.25%	to	0.25%	14.47%	to	14.47%
December 31, 2012	7		$15.41937	to	$15.41937	$111	2.01%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2011	5		$13.97181	to	$13.97181	$64	1.00%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	0	(1)	$14.22079	to	$14.22079	$4	1.53%	0.25%	to	0.25%	14.08%	to	14.08%

	AST Prudential Growth Allocation Portfolio (available January 01, 2010)
December 31, 2014	60		$19.74597	to	$19.74597	$1,182	0.00%	0.25%	to	0.25%	5.66%	to	8.93%
December 31, 2013	34		$18.12798	to	$18.12798	$614	0.00%	0.25%	to	0.25%	16.73%	to	16.73%
December 31, 2012	13		$15.52936	to	$15.52936	$202	1.43%	0.25%	to	0.25%	12.64%	to	12.64%
December 31, 2011	8		$13.78659	to	$13.78659	$108	0.83%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	1		$14.73691	to	$14.73691	$21	0.22%	0.25%	to	0.25%	18.72%	to	18.72%

	AST Advanced Strategies Portfolio (available January 01, 2010)
December 31, 2014	48		$20.00776	to	$20.00776	$956	0.00%	0.25%	to	0.25%	3.22%	to	5.84%
December 31, 2013	31		$18.90316	to	$18.90316	$586	0.00%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2012	21		$16.25861	to	$16.25861	$341	1.39%	0.25%	to	0.25%	13.37%	to	13.37%
December 31, 2011	11		$14.34163	to	$14.34163	$162	0.84%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	2		$14.36148	to	$14.36148	$30	0.20%	0.25%	to	0.25%	13.42%	to	13.42%

	AST Schroders Global Tactical Portfolio (available January 01, 2010)
December 31, 2014	61		$20.13806	to	$20.13806	$1,231	0.00%	0.25%	to	0.25%	4.34%	to	5.60%
December 31, 2013	45		$19.07059	to	$19.07059	$855	0.00%	0.25%	to	0.25%	17.76%	to	17.76%
December 31, 2012	29		$16.19381	to	$16.19381	$471	0.56%	0.25%	to	0.25%	15.61%	to	15.61%
December 31, 2011	15		$14.00668	to	$14.00668	$211	0.22%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	3		$14.38530	to	$14.38530	$39	0.06%	0.25%	to	0.25%	14.06%	to	14.06%

	AST RCM World Trends Portfolio (available January 01, 2010)
December 31, 2014	34		$17.23773	to	$17.23773	$586	0.00%	0.25%	to	0.25%	2.20%	to	4.88%
December 31, 2013	24		$16.43612	to	$16.43612	$402	0.00%	0.25%	to	0.25%	12.16%	to	12.16%
December 31, 2012	18		$14.65438	to	$14.65438	$266	0.50%	0.25%	to	0.25%	10.01%	to	10.01%
December 31, 2011	7		$13.32122	to	$13.32122	$98	0.30%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	3		$13.60173	to	$13.60173	$37	0.02%	0.25%	to	0.25%	11.64%	to	11.64%

A53

Note 7:	Financial Highlights (Continued)

	At year ended							For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
December 31, 2014	2		$18.70855	to	$18.70855	$38		0.73%	0.10%	to	0.10%	0.32%	to	11.65%
December 31, 2013	2		$16.75664	to	$16.75664	$30		1.12%	0.10%	to	0.10%	34.56%	to	34.56%
December 31, 2012	2		$12.45270	to	$12.45270	$22		0.20%	0.10%	to	0.10%	19.22%	to	19.22%
December 31, 2011	2		$10.44507	to	$10.44507	$17		0.33%	0.10%	to	0.10%	0.10%	to	0.10%
December 31, 2010	1		$10.43481	to	$10.43481	$15		0.93%	0.10%	to	0.10%	26.82%	to	26.82%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2014	2,739		$11.67068	to	$12.01705	$32,808		0.00%	0.10%	to	0.90%	-0.69%	to	4.79%
December 31, 2013	2,671		$11.22618	to	$11.46768	$30,556		0.00%	0.10%	to	0.90%	9.86%	to	10.74%
December 31, 2012	2,551		$10.21817	to	$10.35536	$26,375		0.49%	0.10%	to	0.90%	10.90%	to	11.78%
December 31, 2011	2,513		$9.21410	to	$9.26369	$23,265		0.00%	0.10%	to	0.90%	-7.86%	to	-7.36%

	TOPS Aggressive Growth ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	6		$15.89646	to	$15.89646	$92		1.11%	0.10%	to	0.10%	-1.71%	to	4.71%
December 31, 2013	2		$15.18158	to	$15.18158	$31		0.79%	0.10%	to	0.10%	22.51%	to	22.51%
December 31, 2012	1		$12.39204	to	$12.39204	$10		0.21%	0.10%	to	0.10%	16.52%	to	16.52%
December 31, 2011	0	(1)	$10.63492	to	$10.63492	$1		0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	2		$13.00234	to	$13.00234	$31		1.78%	0.10%	to	0.10%	-1.46%	to	3.44%
December 31, 2013	0	(1)	$12.57021	to	$12.57021	$6		2.16%	0.10%	to	0.10%	8.99%	to	8.99%
December 31, 2012	0	(1)	$11.53303	to	$11.53303	$1		0.06%	0.10%	to	0.10%	11.75%	to	11.75%
December 31, 2011	0	(1)	$10.32021	to	$10.32021	$0	(1)	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Conservative ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	3		$11.96563	to	$11.96563	$34		0.45%	0.10%	to	0.10%	2.02%	to	2.02%
December 31, 2013	0	(1)	$11.72864	to	$11.72864	$6		3.57%	0.10%	to	0.10%	4.46%	to	4.46%
December 31, 2012	0	(1)	$11.22754	to	$11.22754	$0	(1)	0.00%	0.10%	to	0.10%	10.05%	to	10.05%
December 31, 2011	0		$10.20246	to	$10.20246	$0	(1)	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	4		$16.21004	to	$16.21004	$57		1.52%	0.10%	to	0.10%	-2.29%	to	3.55%
December 31, 2013	2		$15.65369	to	$15.65369	$29		0.98%	0.10%	to	0.10%	18.77%	to	18.77%
December 31, 2012	1		$13.17957	to	$13.17957	$12		0.17%	0.10%	to	0.10%	15.88%	to	15.88%
December 31, 2011	0	(1)	$11.37353	to	$11.37353	$2		0.00%	0.10%	to	0.10%	13.60%	to	13.60%

	TOPS Moderate Growth ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	2		$13.84521	to	$13.84521	$30		2.46%	0.10%	to	0.10%	-1.84%	to	3.38%
December 31, 2013	1		$13.39250	to	$13.39250	$16		1.13%	0.10%	to	0.10%	12.90%	to	12.90%
December 31, 2012	1		$11.86191	to	$11.86191	$10		0.32%	0.10%	to	0.10%	14.77%	to	14.77%
December 31, 2011	0	(1)	$10.33525	to	$10.33525	$2		0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Managed Risk Balanced ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	12		$11.44556	to	$11.99196	$141		0.99%	0.10%	to	0.25%	-1.44%	to	2.96%
December 31, 2013	5		$11.11688	to	$11.66510	$54		0.89%	0.10%	to	0.25%	7.66%	to	7.82%
December 31, 2012	2		$10.31049	to	$10.83511	$22		0.12%	0.10%	to	0.25%	2.81%	to	8.12%
December 31, 2011	0	(1)	$10.02131	to	$10.02131	$3		0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Managed Risk Growth ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	35		$12.04300	to	$12.66329	$441		0.85%	0.10%	to	0.25%	-3.18%	to	1.21%
December 31, 2013	15		$11.89877	to	$12.53052	$184		1.11%	0.10%	to	0.25%	15.67%	to	15.84%
December 31, 2012	7		$10.27170	to	$10.83326	$77		0.07%	0.10%	to	0.25%	2.41%	to	7.97%
December 31, 2011	1		$10.03347	to	$10.03347	$10		0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2 (available August 22, 2011)
December 31, 2014	29		$11.89298	to	$12.50138	$360		0.93%	0.10%	to	0.25%	-2.00%	to	2.71%
December 31, 2013	7		$11.57948	to	$12.19007	$86		0.86%	0.10%	to	0.25%	12.11%	to	12.28%
December 31, 2012	4		$10.31301	to	$10.87316	$40		0.13%	0.10%	to	0.25%	2.73%	to	8.39%
December 31, 2011	1		$10.03171	to	$10.03171	$6		0.00%	0.25%	to	0.25%	0.11%	to	0.11%

	American Funds Growth Fund – Class 2 (available October 07, 2013)
December 31, 2014	5		$11.63643	to	$11.63643	$53		1.86%	0.10%	to	0.10%	1.12%	to	8.40%
December 31, 2013	0	(1)	$10.73463	to	$10.73463	$3		2.88%	0.10%	to	0.10%	8.55%	to	8.55%

A54

Note 7:	Financial Highlights (Continued)

	At year ended							For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds Growth-Income Fund – Class 2 (available October 07, 2013)
December 31, 2014	9		$10.87872	to	$12.11965	$104		2.85%	0.10%	to	0.25%	0.74%	to	10.52%
December 31, 2013	0	(1)	$10.96565	to	$10.96565	$5		1.53%	0.10%	to	0.10%	10.61%	to	10.61%

	Fidelity VIP Contrafund Portfolio – Service Class 2 (available October 07, 2013)
December 31, 2014	1		$12.16547	to	$12.16547	$18		0.29%	0.10%	to	0.10%	2.54%	to	11.54%
December 31, 2013	0	(1)	$10.90655	to	$10.90655	$1		0.00%	0.10%	to	0.10%	10.13%	to	10.13%

	Fidelity VIP Mid Cap Portfolio – Service Class 2 (available October 07, 2013)
December 31, 2014	1		$11.53092	to	$11.53092	$13		0.06%	0.10%	to	0.10%	-0.32%	to	5.93%
December 31, 2013	0	(1)	$10.88577	to	$10.88577	$0	(1)	0.00%	0.10%	to	0.10%	10.23%	to	10.23%

	Templeton Growth VIP Fund – Class 2 (available October 07, 2013)
December 31, 2014	7		$10.40322	to	$10.40322	$74		0.72%	0.10%	to	0.10%	-6.67%	to	-2.91%
December 31, 2013	0	(1)	$10.71524	to	$10.71524	$0	(1)	0.00%	0.10%	to	0.10%	7.61%	to	7.61%

	Hartford Capital Appreciation HLS Fund – Class IB (available October 07, 2013)
December 31, 2014	0	(1)	$11.65121	to	$11.65121	$4		0.83%	0.10%	to	0.10%	-0.57%	to	6.93%
December 31, 2013	0	(1)	$10.89612	to	$10.89612	$1		3.40%	0.10%	to	0.10%	10.05%	to	10.05%

	Hartford Disciplined Equity HLS Fund – Class IB (available October 07, 2013)
December 31, 2014	0		$12.70877	to	$12.70877	$0	(1)	0.04%	0.10%	to	0.10%	5.02%	to	15.75%
December 31, 2013	0	(1)	$10.97952	to	$10.97952	$0	(1)	2.74%	0.10%	to	0.10%	10.92%	to	10.92%

	Hartford Dividend and Growth HLS Fund – Class IB (available October 07, 2013)
December 31, 2014	5		$12.31025	to	$12.31025	$58		3.18%	0.10%	to	0.10%	2.52%	to	12.57%
December 31, 2013	0	(1)	$10.93550	to	$10.93550	$2		3.07%	0.10%	to	0.10%	10.27%	to	10.27%

	American Funds International Fund – Class 2 (available October 07, 2013)
December 31, 2014	2		$10.34997	to	$10.34997	$20		1.72%	0.10%	to	0.10%	-2.75%	to	-2.75%

	Franklin Income VIP Fund – Class 2 (available October 07, 2013)
December 31, 2014	5		$10.98888	to	$10.98888	$52		0.05%	0.10%	to	0.10%	-4.16%	to	4.51%

	Franklin Mutual Shares VIP Fund – Class 2 (available October 07, 2013)
December 31, 2014	0	(1)	$11.43933	to	$11.43933	$5		2.62%	0.10%	to	0.10%	-1.25%	to	7.02%

	MFS Research Bond Series – Initial Class (available October 07, 2013)
December 31, 2014	3		$10.62803	to	$10.62803	$27		2.85%	0.10%	to	0.10%	0.94%	to	5.74%

	MFS Value Series – Initial Class (available October 07, 2013)
December 31, 2014	1		$12.18782	to	$12.18782	$12		1.69%	0.10%	to	0.10%	10.40%	to	10.40%

	Hartford Growth Opportunities HLS Fund – Class IB (available October 07, 2013)
December 31, 2014	0	(1)	$12.18890	to	$12.18890	$2		0.00%	0.10%	to	0.10%	4.26%	to	13.71%

	Blue Chip Income and Growth Fund (available May 01, 2014)
December 31, 2014	7		$11.08255	to	$11.08255	$79		6.97%	0.25%	to	0.25%	10.83%	to	10.83%

	VIP Index 500 Portfolio (available May 01, 2014)
December 31, 2014	8		$11.04025	to	$11.04025	$87		4.12%	0.25%	to	0.25%	10.41%	to	10.41%

	Invesco V.I. Growth and Income Fund – Series I (available May 01, 2014)
December 31, 2014	8		$10.76384	to	$10.76384	$86		0.74%	0.25%	to	0.25%	7.84%	to	7.84%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

A55

Note 7:	Financial Highlights (Continued)

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees range from an effective annual rate from 0% to 0.90%, per Contract. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded. Charges deducted from premium payments range from 0% to 22.5%, except that VAL2 and SVAL2 contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•	The Account charges from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for VULPNJ contracts, where the fees range from $0 to $45.44 per $1,000 of basic insurance amount.

•	The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of Face Amount for VAL2 and SVAL2 contracts.

A56

Note 7:	Financial Highlights (Continued)

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $0 to $30 per Contract plus $0 to $1.87 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

Expenses, including a management fee charged by PI, are incurred by each portfolio of The Series Fund. Pursuant to a prior merger agreement, the Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio and Prudential Conservative Balanced Portfolio subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective Portfolio.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract owners using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contract owners to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Other charges—are various Contract level charges as described in charges and expenses section located above.

A57

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Variable Appreciable Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2015

A58

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

1	Business and Basis of Presentation	B-8

2	Significant Accounting Policies and Pronouncements	B-8

3	Investments	B-17

4	Deferred Policy Acquisition Costs	B-26

5	Policyholders’ Liabilities	B-26

6	Certain Nontraditional Long-duration Contracts	B-27

7	Statutory Net Income and Surplus and Dividend Restriction	B-30

8	Income Taxes	B-30

9	Fair Value of Assets and Liabilities	B-32

10	Derivative Instruments	B-44

11	Commitments, Contingent Liabilities and Litigation and Regulatory Matters	B-48

12	Related Party Transactions	B-49

13	Quarterly Results of Operations (Unaudited)	B-54

Report of Independent Registered Public Accounting Firm	B-55

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 12, 2015

Part I- Financial Information

Item 1. Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)

	December 31, 2014	December 31, 2013
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014–$911,279; 2013–$889,548)	$973,483	$927,341
Equity securities, available-for-sale, at fair value (cost: 2014–$8,291; 2013–$91)	8,295	116
Trading account assets, at fair value	9,679	0
Policy loans	182,560	176,885
Short-term investments	15,469	5,180
Commercial mortgage and other loans	283,057	292,532
Other long-term investments	47,855	37,505

Total investments	1,520,398	1,439,559
Cash and cash equivalents	100,919	40,641
Deferred policy acquisition costs	457,420	439,315
Accrued investment income	14,768	15,024
Reinsurance recoverables	1,436,470	999,240
Receivables from parents and affiliates	42,825	38,906
Deferred sales inducements	76,534	88,350
Other assets	8,161	8,264
Separate account assets	11,376,940	10,235,426

TOTAL ASSETS	$15,034,435	$13,304,725

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$1,475,803	$1,360,664
Future policy benefits and other policyholder liabilities	1,342,111	772,537
Cash collateral for loaned securities	4,455	4,081
Income taxes	11,672	23,467
Short-term debt to affiliates	24,000	24,000
Long-term debt to affiliates	97,000	93,000
Payables to parent and affiliates	7,309	9,034
Other liabilities	80,138	132,083
Separate account liabilities	11,376,940	10,235,426

TOTAL LIABILITIES	14,419,428	12,654,292

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)

EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	210,818	211,147
Retained earnings	368,450	420,185
Accumulated other comprehensive income	33,739	17,101

TOTAL EQUITY	615,007	650,433

TOTAL LIABILITIES AND EQUITY	$15,034,435	$13,304,725

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2014, 2013, and 2012 (in thousands)

	2014	2013	2012
REVENUES
Premiums	$14,323	$14,893	$14,133
Policy charges and fee income	181,086	156,811	146,460
Net investment income	67,872	68,653	79,655
Asset administration fees	38,264	33,752	29,462
Other income	2,558	3,410	4,418
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(103)	-	(3,852)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	79	-	2,382
Other realized investment gains (losses), net	(73,246)	22,581	11,947

Total realized investment gains (losses), net	(73,270)	22,581	10,477

TOTAL REVENUES	230,833	300,100	284,605

BENEFITS AND EXPENSES
Policyholders’ benefits	26,605	22,893	35,689
Interest credited to policyholders’ account balances	45,830	17,173	31,952
Amortization of deferred policy acquisition costs	37,692	(44,181)	7,145
General, administrative and other expenses	102,665	73,006	66,552

TOTAL BENEFITS AND EXPENSES	212,792	68,891	141,338

INCOME FROM OPERATIONS BEFORE INCOME TAXES	18,041	231,209	143,267

Total income tax expense (benefit)	(10,224)	65,366	39,206

NET INCOME	$28,265	$165,843	$104,061

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(125)	38	33
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	30,963	(42,217)	12,645
Reclassification adjustment for (gains) losses included in net income	(5,242)	(4,511)	(12,176)

Net unrealized investment gains (losses)	25,721	(46,728)	469

Other comprehensive income (loss), before tax	25,596	(46,690)	502

Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(44)	13	12
Net unrealized investment gains (losses)	9,002	(16,355)	165

Total	8,958	(16,342)	177
Other comprehensive income (loss), net of tax	16,638	(30,348)	325

COMPREHENSIVE INCOME	$44,903	$135,495	$104,386

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Stockholder’s Equity
Years Ended December 31, 2014, 2013, and 2012 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2011	$2,000	$207,928	$305,281	$47,124	$562,333
Contributed/distributed capital- parent/child asset transfers	-	3,121	-	-	3,121
Comprehensive income (loss):
Net income (loss)	-	-	104,061	-	104,061
Other comprehensive income (loss), net of tax	-	-	-	325	325

Total comprehensive income (loss)	-	-	-	-	104,386

Balance, December 31, 2012	$2,000	$211,049	$409,342	$47,449	$669,840
Contributed/distributed capital- parent/child asset transfers	-	98	-	-	98
Dividend to parent	-	-	(155,000)	-	(155,000)
Comprehensive income (loss):
Net income (loss)	-	-	165,843	-	165,843
Other comprehensive income (loss), net of tax	-	-	-	(30,348)	(30,348)

Total comprehensive income (loss)	-	-	-	-	135,495

Balance, December 31, 2013	$2,000	$211,147	$420,185	$17,101	$650,433
Contributed/distributed capital- parent/child asset transfers	-	(329)	-	-	(329)
Dividend to parent	-	-	(80,000)	-	(80,000)
Comprehensive income (loss):
Net income (loss)	-	-	28,265	-	28,265
Other comprehensive income (loss), net of tax	-	-	-	16,638	16,638

Total comprehensive income (loss)	-	-	-	-	44,903

Balance, December 31, 2014	$2,000	$210,818	$368,450	$33,739	$615,007

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Cash Flows
Years Ended December 31, 2014, 2013, and 2012 (in thousands)

	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$28,265	$165,843	$104,061
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	6,016	7,462	(12,488)
Interest credited to policyholders’ account balances	45,830	17,173	31,952
Realized investment (gains) losses, net	73,270	(22,581)	(10,477)
Amortization and other non-cash items	(12,397)	(11,323)	(9,959)
Change in:
Future policy benefits and other insurance liabilities	152,600	148,527	132,050
Reinsurance recoverables	(121,292)	(157,241)	(101,575)
Accrued investment income	257	757	(247)
Net payable to/receivable from affiliates	(2,502)	(959)	(5,930)
Deferred policy acquisition costs	(22,515)	(98,081)	(83,684)
Income taxes	(20,576)	73,312	(12,047)
Deferred sales inducements	(842)	(1,793)	(19,219)
Other, net	(6,735)	6,635	(2,598)

Cash flows from operating activities	$119,379	$127,731	$9,839

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$151,419	$239,272	$156,250
Short-term investments	47,153	20,680	13,568
Policy loans	27,422	24,664	18,879
Ceded policy loans	(3,453)	(3,527)	(337)
Commercial mortgage and other loans	21,258	25,683	39,474
Other long-term investments	217	2,110	2,115
Equity securities, available-for-sale	7,808	6,650	2,660
Trading account assets, at fair value	-	1,499	-
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(168,537)	(148,365)	(143,093)
Short-term investments	(57,434)	(23,631)	(14,725)
Policy loans	(22,786)	(17,687)	(21,058)
Ceded policy loans	2,166	2,224	6,890
Commercial mortgage and other loans	(10,989)	(96,841)	(66,362)
Other long-term investments	(2,479)	(8,997)	(12,164)
Equity securities, available-for-sale	(15,551)	(5,253)	(2,508)
Trading account assets, at fair value	(10,000)	-	-
Notes receivable from parent and affiliates, net	(3,060)	(2,235)	(248)
Other, net	(80)	(123)	(103)

Cash flows from (used in) investing activities	$(36,926)	$16,123	$(20,762)

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$271,937	$230,627	$215,909
Ceded policyholders’ account deposits	(93,043)	(124,909)	(79,417)
Policyholders’ account withdrawals	(130,985)	(130,982)	(123,185)
Ceded policyholders’ account withdrawals	6,991	10,785	1,436
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	374	1,947	(18,094)
Dividend to parent	(80,000)	(155,000)	-
Contributed (Distributed) capital - parent/child asset transfers	(506)	150	-
Net change in financing arrangements (maturities 90 days or less)	-	-	(15,000)
Proceeds from the issuance of debt (maturities longer than 90 days)	28,000	32,000	65,000
Repayments of debt (maturities longer than 90 days)	(24,000)	(24,000)	(11,000)
Drafts outstanding	(943)	5,573	(853)

Cash flows from (used in) financing activities	$(22,175)	$(153,809)	$34,796

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	60,278	(9,955)	23,873
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	40,641	50,596	26,723

CASH AND CASH EQUIVALENTS, END OF PERIOD	$100,919	$40,641	$50,596

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$10,352	$(7,265)	$97,799
Interest paid	$2,810	$2,341	$1,683

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available-for-sale and commercial mortgages related to the coinsurance transaction between Prudential Life Insurance Company of New Jersey (“PLNJ”) and Prudential Arizona Reinsurance Universal Company (“PAR U”), an affiliate.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the “Company”, is a wholly owned subsidiary of the Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors. The company has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments.

Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. GAAP.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company’s Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs (“DAC”), deferred sales inducements (“DSI”), future policy benefits, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders’ account balances that

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees”.

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “future policy benefits and other policyholder liabilities”.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities,” respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in “Realized investment gains (losses), net.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. .

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s financial position, results of operations or financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

3.     INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,991	$3,590	$-	$27,581	$-
Obligations of U.S. states and their political subdivisions	39,343	1,846	-	41,189	-
Foreign government bonds	6,344	149	-	6,493	-
Public utilities	109,686	10,305	21	119,970	-
All other corporate securities	597,460	40,994	1,911	636,543	(45)
Asset-backed securities (1)	38,069	1,295	152	39,212	(79)
Commercial mortgage-backed securities	74,610	3,487	13	78,084	-
Residential mortgage-backed securities (2)	21,776	2,643	8	24,411	(242)

Total fixed maturities, available-for-sale	$911,279	$64,309	$2,105	$973,483	$(366)

Equity securities, available-for-sale
Common Stocks:
Mutual funds	$8,238	$83	$118	$8,203
Non-redeemable preferred stocks	53	39	-	92

Total equity securities, available-for-sale	$8,291	$122	$118	$8,295

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.6 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2013 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- Temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$24,842	$2,939	$-	$27,781	$-
Obligations of U.S. states and their political subdivisions	4,781	53	153	4,681	-
Foreign government bonds	11,457	901	-	12,358	-
Public utilities	96,037	3,456	2,211	97,282	-
All other corporate securities	610,618	34,452	7,742	637,328	(45)
Asset-backed securities (1)	51,651	611	1,084	51,178	(102)
Commercial mortgage-backed securities	63,090	3,763	14	66,839	-
Residential mortgage-backed securities (2)	27,072	2,827	5	29,894	(281)

Total fixed maturities, available-for-sale	$889,548	$49,002	$11,209	$927,341	$(428)

Equity securities, available-for-sale
Common Stocks:
Mutual funds	$38	$-	$1	$37
Non-redeemable preferred stocks	53	26	-	79

Total equity securities available-for-sale	$91	$26	$1	$116

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$30,399	$31,047
Due after one year through five years	240,592	255,008
Due after five years through ten years	193,905	204,243
Due after ten years	311,928	341,478
Asset-backed securities	38,069	39,212
Commercial mortgage-backed securities	74,610	78,084
Residential mortgage-backed securities	21,776	24,411

Total	$911,279	$973,483

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2014	2013	2012
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$49,137	$108,332	$11,599
Proceeds from maturities/repayments	102,303	131,032	144,385
Gross investment gains from sales, prepayments, and maturities	5,160	5,704	13,712
Gross investment losses from sales and maturities	(249)	(1,379)	(1)
Equity securities, available-for-sale
Proceeds from sales	$7,808	$6,650	$2,660
Gross investment gains from sales	456	587	146
Gross investment losses from sales	-	(395)	-
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(25)	$-	$(1,469)
Writedowns for impairments on equity securities	-	(6)	(211)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other Comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2014	Year Ended December 31, 2013
	(in thousands)
Balance, beginning of period	$716	$2,411
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(42)	(1,674)
Increases due to the passage of time on previously recorded credit losses	21	48
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(32)	(69)

Balance, end of period	$ 663	$716

Trading Account Assets

The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Trading account assets	(in thousands)
Total trading account assets - Fixed maturities	$10,000	$9,679	$-	$-

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was $(0.3) million, $0 and $0 during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial and agricultural mortgage loans by property type:
Apartments/Multi-Family	$ 89,817	32.6%	$ 81,484	28.5%
Retail	64,149	23.3	65,353	22.9
Industrial	35,190	12.8	40,281	14.1
Office	29,997	10.9	30,635	10.7
Other	18,061	6.6	25,277	8.8
Hospitality	23,725	8.6	24,186	8.5

Total commercial mortgage loans	260,939	94.8	267,216	93.5
Agricultural property loans	14,479	5.2	18,691	6.5

Total commercial and agricultural mortgage loans by property type	275,418	100.0%	285,907	100.0%

Valuation allowance	(771)		(1,785)

Total net commercial and agricultural mortgage loans by property type	274,647		284,122

Other Loans
Uncollateralized loans	8,410		8,410
Valuation allowance	-		-

Total net other loans	8,410		8,410

Total commercial mortgage and other loans	$283,057		$292,532

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in Illinois (15%), Texas (14%), and New York (11%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2014	December 31, 2013	December 31, 2012
	(in thousands)
Allowance for credit losses, beginning of year	$1,785	$1,162	$1,410
Addition to / (release of) allowance for losses	(1,014)	623	(248)

Total ending balance (1)	$771	$1,785	$1,162

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2014, 2013, and 2012.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2014	December 31, 2013
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$-	$-
Collectively evaluated for impairment (2)	771	1,785

Total ending balance	$771	$1,785

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)	$-	$-
Gross of reserves: collectively evaluated for impairment (2)	283,828	294,317

Total ending balance, gross of reserves	$283,828	$294,317

(1)	There were no loans individually evaluated for impairments at both December 31, 2014 and 2013.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $14.5 million and $18.7 million at December 31, 2014 and 2013, respectively, and an allowance of less than $0.1 million for both periods. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million at both December 31, 2014 and 2013 and no related allowance for both periods.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance for losses, at both December 31, 2014 and 2013. There were no recorded investments in impaired loans with an allowance recorded, before the allowance for losses, at both December 31, 2014 and 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$162,454	$-	$1,634	$164,088
60%-69.99%	84,761	-	4,878	89,639
70%-79.99%	14,389	2,796	-	17,185
Greater than 80%	2,991	-	1,515	4,506

Total commercial and agricultural mortgage loans	$264,595	$2,796	$8,027	$275,418

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio - December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$136,909	$-	$1,833	$138,742
60%-69.99%	81,355	-	-	81,355
70%-79.99%	56,392	2,900	4,956	64,248
Greater than 80%	-	1,562	-	1,562

Total commercial and agricultural mortgage loans	$274,656	$4,462	$6,789	$285,907

As of both December 31, 2014 and 2013, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

There were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2014 and 2013. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2014 and 2013, there were no troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2014	2013
	(in thousands)
Company’s investment in Separate accounts	$1,606	$1,619
Joint ventures and limited partnerships	38,920	35,886
Derivatives	7,329	-

Total other long-term investments	$47,855	$37,505

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2014	2013	2012
	(in thousands)
Fixed maturities, available-for-sale	$44,073	$46,071	$56,024
Equity securities, available-for-sale	-	-	11
Trading account assets	119	11	15
Commercial mortgage and other loans	13,686	13,831	13,503
Policy loans	10,127	9,901	9,626
Short-term investments and cash equivalents	79	63	80
Other long-term investments	3,103	2,105	4,012

Gross investment income	71,187	71,982	83,271
Less: investment expenses	(3,315)	(3,329)	(3,616)

Net investment income	$67,872	$68,653	$79,655

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Carrying value for non-income producing assets included $6 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2014	2013	2012
	(in thousands)
Fixed maturities	$4,786	$4,325	$12,242
Equity securities	456	186	(66)
Commercial mortgage and other loans	1,015	(623)	3,926
Short-term investments and cash equivalents	2	2	-
Joint ventures and limited partnerships	210	(13)	-
Derivatives	(79,739)	18,704	(5,625)

Realized investment gains (losses), net	$(73,270)	$22,581	$10,477

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2011	$22	$47,101	$47,123
Change in component during period (2)	21	305	326

Balance, December 31, 2012	$43	$47,406	$47,449
Change in component during period (2)	25	(30,373)	(30,348)

Balance, December 31, 2013	$68	$17,033	$17,101

Change in other comprehensive income before reclassifications	(125)	30,963	30,838
Amounts reclassified from AOCI	-	(5,242)	(5,242)
Income tax benefit (expense)	44	(9,002)	(8,958)

Balance, December 31, 2014	$(13)	$33,752	$33,739

(1)	Includes cash flow hedges of $0.2 million, $(3.1) million and $(1.3) million as of December 31, 2014, 2013 and 2012, respectively.

(2)	Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$230	$(237)	$(31)
Net unrealized investment gains (losses) on available-for-sale securities (4)	5,012	4,748	(12,145)

Total net unrealized investment gains (losses)	5,242	4,511	(12,176)

Total reclassifications for the period	$5,242	$4,511	$(12,176)

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policy Holder Account Balances(1)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2011	$(1,417)	$739	$(142)	$287	$(533)
Net investment gains (losses) on investments arising during the period	873	-	-	(306)	567
Reclassification adjustment for (gains) losses included in net income	880	-	-	(308)	572
Reclassification adjustment for OTTI losses excluded from net income(1)	(106)	-	-	37	(69)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(644)	-	225	(419)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	306	(107)	199

Balance, December 31, 2012	$230	$95	$164	$(172)	$317

Net investment gains (losses) on investments arising during the period	126	-	-	(44)	82
Reclassification adjustment for (gains) losses included in net income	(132)	-	-	46	(86)
Reclassification adjustment for OTTI losses excluded from net income(1)	-	-	-	-	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(723)	-	253	(470)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(12)	4	(8)

Balance, December 31, 2013	$224	$(628)	$152	$87	$(165)

Net investment gains (losses) on investments arising during the period	13	-	-	(5)	8
Reclassification adjustment for (gains) losses included in net income	(12)	-	-	4	(8)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	77	-	(27)	50
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(30)	11	(19)

Balance, December 31, 2014	$225	$(551)	$122	$70	$(134)

(1)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policy Holder Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2011	$89,602	$(31,698)	$15,379	$(25,649)	$47,634
Net investment gains (losses) on investments arising during the period	13,098	-	-	(4,584)	8,514
Reclassification adjustment for (gains) losses included in net income	(13,056)	-	-	4,570	(8,486)
Reclassification adjustment for OTTI losses excluded from net income(2)	106	-	-	(37)	69
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	5,389	-	(1,886)	3,503
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(6,378)	2,232	(4,146)

Balance, December 31, 2012	$89,750	$(26,309)	$9,001	$(25,354)	$47,088

Net investment gains (losses) on investments arising during the period	(49,387)	-	-	17,285	(32,102)
Reclassification adjustment for (gains) losses included in net income	(4,379)	-	-	1,534	(2,845)
Reclassification adjustment for OTTI losses excluded from net income(2)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	14,655	-	(5,129)	9,526
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(6,875)	2,406	(4,469)

Balance, December 31, 2013	$35,984	$(11,654)	$2,126	$(9,258)	$17,198

Net investment gains (losses) on investments arising during the period	32,609	-	-	(11,413)	21,196
Reclassification adjustment for (gains) losses included in net income	(5,230)	-	-	1,830	(3,400)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(4,521)	-	1,582	(2,939)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	2,816	(985)	1,831

Balance, December 31, 2014	$63,363	$(16,175)	$4,942	$(18,244)	$33,886

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Balances are net of reinsurance.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2014	2013	2012
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$225	$224	$230
Fixed maturity securities, available-for - sale—all other	61,979	37,569	89,176
Equity securities, available-for-sale	4	25	78
Derivatives designated as cash flow hedges (1)	159	(3,057)	(1,327)
Other investments	1,221	1,447	1,823

Net unrealized gains (losses) on investments	$63,588	$36,208	$89,980

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2014
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$-	$-	$-	$-	$-	$-
Public utilities	4,733	21	-	-	4,733	21
All other corporate securities	28,586	1,556	21,517	355	50,103	1,911
Asset-backed securities	1,988	5	11,387	147	13,375	152
Commercial mortgage-backed securities	9,016	9	402	4	9,418	13
Residential mortgage-backed securities	456	8	-	-	456	8

Total	$44,779	$1,599	$33,306	$506	$78,085	$2,105

Equity securities, available-for-sale	$5,882	$118	$-	$-	$5,882	$118

	2013(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$2,628	$153	$-	$-	$2,628	$153
Public utilities	41,750	2,211	-	-	41,750	2,211
All other corporate securities	143,863	7,529	2,612	213	146,475	7,742
Asset-backed securities	31,499	1,068	642	16	32,141	1,084
Commercial mortgage-backed securities	397	10	268	4	665	14
Residential mortgage-backed securities	936	5	-	-	936	5

Total	$221,073	$10,976	$3,522	$233	$224,595	$11,209

Equity securities, available-for-sale	$22	$1	$-	$-	$22	$1

(1)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $1.2 million and $11.1 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $0.9 million and $0.1 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $0.5 million of gross unrealized losses of twelve months or more were concentrated in the consumer cyclical and finance sectors of the Company’s corporate securities and in asset-backed securities. At December 31, 2013, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, communications, and basic industry sectors of the Company’s corporate securities and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2014	2013
	(in thousands)
Fixed maturity securities, available-for-sale	$4,269	$3,936

Total securities pledged	$4,269	$3,936

As of December 31, 2014 and 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $4.5 million and $4.1 million, respectively, which was “Cash collateral for loaned securities”.

In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $38 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $0.6 million at December 31, 2014 and 2013, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.    DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

	2014	2013	2012
	(in thousands)
Balance, beginning of year	$439,315	$327,832	$262,895
Capitalization of commissions, sales and issue expenses	60,207	53,901	90,828
Amortization- Impact of assumption and experience unlocking and true-ups	23,034	(15,114)	1,044
Amortization- All other	(60,726)	59,295	(8,189)
Change in unrealized investment gains and losses	(4,410)	13,402	4,870
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 12)	-	-	(23,616)

Balance, end of year	$457,420	$439,315	$327,832

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 12).

Ceded capitalization was $41 million, $48 million and $33 million in 2014, 2013 and 2012, respectively. Ceded amortization amounted to $28 million, $10 million and $11 million in 2014, 2013 and 2012, respectively. The ceded portion of the impact of changes in unrealized gains (losses) decreased the deferred acquisition cost asset $20 million in 2013 and increased the deferred acquisition cost asset $10 million and $24 million in 2014 and in 2012 respectively.

5.    POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2014	2013
	(in thousands)
Life insurance	$889,556	$793,841
Individual annuities	20,220	13,642
Policy claims and other liabilities	432,335	(34,946)

Total future policy benefits	$1,342,111	$772,537

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 7.0%.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.

The Company’s future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2014	2013
	(in thousands)
Interest-sensitive life contracts	$1,090,721	$1,021,733
Individual annuities	222,252	184,067
Guaranteed interest accounts	32,217	33,691
Other	130,613	121,173

Total policyholders’ account balances	$1,475,803	$1,360,664

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 0.4% to 4.5%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.9% for other.

6.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2014			December 31, 2013
	In the Event of Death	At Annuitization / Accumulation (1)		In the Event of Death	At Annuitization / Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$6,546,610	$	N/A	$5,734,942	$	N/A
Net amount at risk	$2,887	$	N/A	$3,592	$	N/A
Average attained age of contractholders	62		N/A	61		N/A
Minimum return or contract value
Account value	$2,020,664		$7,837,167	$1,933,573		$6,958,377
Net amount at risk	$10,123		$100,125	$6,983		$84,150
Average attained age of contractholders	65		62	64		61
Average period remaining until earliest expected annuitization	N/A		0.02 years	N/A		0.07 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2014	December 31, 2013
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$726,853	$710,080
General account value	$440,913	$383,074
Net amount at risk	$9,970,707	$8,551,482
Average attained age of contractholders	52 years	52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2014	December 31, 2013
	(in thousands)
Equity funds	$5,120,921	$4,604,397
Bond funds	2,836,575	2,630,424
Money market funds	402,526	263,476

Total	$8,360,022	$7,498,297

In addition to the above mentioned amounts invested in separate account investment options, $207.3 million and $170.2 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Future policy benefits and other policyholder liabilities”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/G MAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balances as of December 31, 2011	$1,405	$24,439	$1,554	$76,996	$104,394
Incurred guarantee benefits (1)	1,566	8,864	736	39,676	50,842
Paid guarantee benefits	(360)	(224)	-	-	(584)

Balance as of December 31, 2012	$2,611	$33,079	$2,290	$116,672	$154,652
Incurred guarantee benefits (1)	116	6,802	(1,277)	(154,862)	(149,221)
Paid guarantee benefits	(147)	-	(52)	-	(199)
Other	109	2,574	12	-	2,695

Balance as of December 31, 2013	$2,689	$42,455	$973	$(38,190)	$7,927
Incurred guarantee benefits (1)	5,428	20,545	915	467,026	493,914
Paid guarantee benefits	(264)	(1,050)	-	-	(1,314)
Other	141	7,262	6	-	7,409

Balance as of December 31, 2014	$7,994	$69,212	$1,894	$428,836	$507,936

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2014	2013	2012

	(in thousands)

Balance, beginning of year	$88,350	$70,728	$48,101
Capitalization	842	1,793	19,219
Amortization- Impact of assumption and experience unlocking and true-ups	3,108	1,799	4,488
Amortization- All other	(15,733)	13,501	(956)
Change in unrealized investment gains (losses)	(33)	529	(124)

Balance, end of year	$76,534	$88,350	$70,728

7.     STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $60 million, $81 million and $66 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory surplus of the Company amounted to $352 million and $380 million at December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners (“NAIC”). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $60 million in 2015 without prior approval. The Company paid dividends to the parent company of $80 million and $155 million in 2014 and 2013 respectively. The Company did not pay a dividend 2012.

8.     INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2014	2013	2012

	(in thousands)
Current tax expense (benefit):
U.S.	$21,129	$33,370	$64,255

Total	21,129	33,370	64,255

Deferred tax expense (benefit):
U.S.	(31,353)	31,996	(25,049)

Total	(31,353)	31,996	(25,049)

Total income tax expense on continuing operations	(10,224)	65,366	39,206
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	8,958	(16,342)	177
Additional paid-in capital	(177)	53	1,680

Total income tax expense (benefit) on continuing operations	$(1,443)	$49,077	$41,063

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The Company’s actual income tax expense for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2014	2013	2012

	(in thousands)

Expected federal income tax expense (benefit)	$6,314	$80,923	$50,144
Non-taxable investment income	(13,891)	(13,840)	(9,794)
Tax credits	(2,884)	(1,789)	(1,249)
Other	237	72	105

Total income tax expense (benefit) on income from continuing operations	$(10,224)	$65,366	$39,206

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the Internal Revenue Service (“IRS”) released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company’s 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2014	2013

	(in thousands)
Deferred tax assets
Insurance reserves	$152,757	$120,815
Other	-	-

Deferred tax assets	$152,757	$120,815

Deferred tax liabilities
Deferred policy acquisition costs	$107,495	$106,577
Deferred sales inducements	26,787	30,923
Net unrealized gains on securities	22,200	13,743
Investments	6,884	3,382
Other	1,161	531

Deferred tax liabilities	$164,527	$155,156

Net deferred tax asset (liability)	$(11,770)	$(34,341)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s income (loss) from continuing operations before income taxes includes income from domestic operations of $18 million, $231 million and $143 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2014	2013	2012
	(in thousands)
Balance at January 1,	$-	$-	$113
Increases in unrecognized tax benefits - prior years	-	-	-
(Decreases) in unrecognized tax benefits- prior years	-	-	-
Increases in unrecognized tax benefits - current year	-	-	-
(Decreases) in unrecognized tax benefits- current year	-	-	-
Settlement with taxing authorities	-	-	(113)

Balance at December 31,	$-	$-	$-

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	-	-	-

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

Major Tax Jurisdiction	Open Tax Years
United States	2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2014

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$27,581	$-	$-	$27,581
Obligations of U.S. states and their political subdivisions	-	41,189	-	-	41,189
Foreign government bonds	-	6,493	-	-	6,493
Corporate securities	-	745,717	10,796	-	756,513
Asset-backed securities	-	29,120	10,092	-	39,212
Commercial mortgage-backed securities	-	78,084	-	-	78,084
Residential mortgage-backed securities	-	24,411	-	-	24,411

Sub-total	-	952,595	20,888	-	973,483
Trading account assets:
Corporate securities	-	9,679	-	-	9,679

Sub-total	-	9,679	-	-	9,679
Equity securities, available for sale	-	8,203	92	-	8,295
Short-term investments	470	14,999	-	-	15,469
Cash equivalents	40,000	21,259	-	-	61,259
Other long-term investments	-	8,753	253	(1,424)	7,582
Reinsurance recoverables	-	-	339,982	-	339,982
Receivables from parents and affiliates	-	10,013	4,594	-	14,607

Sub-total excluding separate account assets	40,470	1,025,501	365,809	(1,424)	1,430,356
Separate account assets (2)	-	11,370,061	6,879	-	11,376,940

Total assets	$40,470	$12,395,562	$372,688	$(1,424)	$12,807,296

Future policy benefits (4)	-	-	428,837	-	428,837
Payables to parent and affiliates	-	1,424	-	(1,424)	-

Total liabilities	$-	$1,424	$428,837	$(1,424)	$428,837

	As of December 31, 2013

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$27,781	$-	$-	$27,781
Obligations of U.S. states and their political subdivisions	-	4,681	-	-	4,681
Foreign government bonds	-	12,358	-	-	12,358
Corporate securities	-	730,248	4,362	-	734,610
Asset-backed securities	-	35,155	16,023	-	51,178
Commercial mortgage-backed securities	-	66,839	-	-	66,839
Residential mortgage-backed securities	-	29,894	-	-	29,894

Sub-total	-	906,956	20,385	-	927,341
Equity securities, available for sale	-	37	79	-	116
Short-term investments	182	4,998	-	-	5,180
Cash equivalents	-	13,999	-	-	13,999
Other long-term investments	-	5,124	-	(5,124)	-
Receivables from parents and affiliates	-	30,581	3,138	-	33,719

Sub-total excluding separate account assets	182	961,695	23,602	(5,124)	980,355
Separate account assets (2)	60,601	10,168,133	6,692	-	10,235,426

Total assets	$60,783	$11,129,828	$30,294	$(5,124)	$11,215,781

Future policy benefits (4)	-	-	(38,190)	-	(38,190)
Payables to parent and affiliates	-	5,125	-	(5,124)	1
Other liabilities (3)	-	-	43,340		43,340

Total liabilities	$-	$5,125	$5,150	$(5,124)	$5,151

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

(1)	“Netting” amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(3)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at December 31, 2013 were reclassified to “Reinsurance Recoverables” in 2014 as they were no longer in a net asset position.

(4)
For the year ended December 31, 2014, the net embedded derivative liability position of $429 million includes $62 million of embedded derivatives in an asset position and $491 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $38 million includes $109 million of embedded derivatives in an asset position and $71 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets – Trading account assets consist of corporate securities, whose fair values are determined consistent with similar instruments described above under “Fixed maturity Securities” and below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation—models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values. As of December 31, 2014 and 2013 all derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Transfers between Levels 1 and 2 – Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2014, $58 million was transferred from Level 1 to Level 2. During the year ended December 31, 2013, $32 million was transferred from Level 1 to Level 2.

Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$10,258	$538	$10,796
Asset-backed securities	101	9,991	10,092
Equity securities	92	-	92
Other long-term investments	-	253	253
Reinsurance recoverables	339,982	-	339,982
Receivables from parents and affiliates	-	4,594	4,594

Subtotal excluding separate account assets	350,433	15,376	365,809
Separate account assets	6,879	-	6,879

Total assets	$357,312	$15,376	$372,688

Future policy benefits	$428,837	$-	$428,837

Total liabilities	$428,837	$-	$428,837

	As of December 31, 2013
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$4,362	$-	$4,362
Asset-backed securities	50	15,973	16,023
Equity securities	79	-	79
Receivables from parents and affiliates	-	3,138	3,138

Subtotal excluding separate account assets	4,491	19,111	23,602
Separate account assets	6,692	-	6,692

Total assets	$11,183	$19,111	$30,294

Future policy benefits	$(38,190)	$-	$(38,190)
Other liabilities	43,340	-	43,340

Total liabilities	$5,150	$-	$5,150

(1)	Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$10,258	Discounted cash flow	Discount rate	10.47%	10.55%	10.48%	Decrease
Reinsurance recoverables	$339,982	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits(3)	$428,837	Discounted cash flow	Lapse rate (4)	0%	14%		Decrease
			NPR spread (5)	0%	1.30%		Decrease
			Utilization rate (6)	63%	96%		Increase
			Withdrawal rate (7)	74%	100%		Increase
			Mortality rate (8)	0%	14%		Decrease
			Equity Volatility curve	17%	28%		Increase

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$4,362	Discounted cash flow	Discount rate	11.0%	11.0%	11.00%	Decrease
		Market comparables	EBITDA multiples (2)	6.0X	7.0X	6.09X	Increase
Liabilities:
Future policy benefits(3)	$(38,190)	Discounted cash flow	Lapse rate (4)	0%	11%		Decrease
			NPR spread (5)	0.08%	1.09%		Decrease
			Utilization rate (6)	70%	94%		Increase
			Withdrawal rate (7)	86%	100%		Increase
			Mortality rate (8)	0%	13%		Decrease
			Equity Volatility curve	15%	28%		Increase
Other Liabilities	43,340	Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(4)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(5)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(6)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(7)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(8)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets – Separate account assets include $6.9 and $6.7 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2014
	Fixed Maturities - Available For Sale
	Corporate Securities	Asset-Backed Securities	Equity Securities, Available for Sale	Other Long- term Investments
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$4,362	$16,023	$79	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	168	58	-	-
Asset management fees and other income	-	-	-	(6)
Interest credited to policyholders’ account balances	-	-	-	-
Included in other comprehensive income (loss)	449	(45)	13	-
Net investment income	38	40	-	-
Purchases	11,559	-	-	66
Sales	(5,254)	-	-	-
Issuances	-	-	-	-
Settlements	(193)	(5,752)	-	(2)
Transfers into Level 3 (2)	537	7,938	-	-
Transfers out of Level 3 (2)	(870)	(8,170)	-	-
Other (5)	-	-	-	195

Fair Value, end of period assets/(liabilities)	$10,796	$10,092	$92	$253

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$(6)

	Year Ended December 31, 2014
	Receivables from Parents and Affiliates	Reinsurance Recoverables (4)	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$3,138	$(43,340)	$6,692	$38,190
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	335,729	-	(409,978)
Asset management fees and other income	-	-	-	-
Interest credited to policyholders’ account balances	-	-	187	-
Included in other comprehensive income (loss)	(84)	-	-	-
Net investment income	-	-	-	-
Purchases	4,000	47,593	-	-
Sales	-	-	-	-
Issuances	-	-	-	(57,049)
Settlements	-	-	-	-
Transfers into Level 3 (2)	992	-	-	-
Transfers out of Level 3 (2)	(3,452)	-	-	-

Fair Value, end of period assets/(liabilities)	$4,594	$339,982	$6,879	$(428,837)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$335,135	$-	$(409,525)
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$187	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2013
	Fixed Maturities Available For Sale
	Corporate Securities	Asset-Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$6,073	$18,301	$1,390	$1,067
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(87)	-	-	483
Asset management fees and other income	-	-	109	-
Interest credited to policyholders’ account balances	-	-	-	-
Included in other comprehensive income (loss)	(95)	86	-	11
Net investment income	36	244	-	-
Purchases	352	12,016	-	-
Sales	(1)	-	(1,499)	(1,482)
Issuances	-	-	-	-
Settlements	(975)	(5,109)	-	-
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	(941)	(7,518)	-	-
Other (4)	-	(1,997)	-	-

Fair Value, end of period assets/(liabilities)	$4,362	$16,023	$-	$79

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$25	$-

	Year Ended December 31, 2013
	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities (5)
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$998	$6,201	$(116,673)	$85,164
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	204,349	(169,386)
Asset management fees and other income	-	-	-	-
Interest credited to policyholders’ account balances	-	491	-	-
Included in other comprehensive income (loss)	(9)	-	-	-
Net investment income	-	-	-	-
Purchases	3,648	-	-	40,882
Sales	(2,497)	-	-	-
Issuances	-	-	(49,486)	-
Settlements	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	(999)	-	-	-
Other (4)	1,997	-	-	-

Fair Value, end of period assets/(liabilities)	$3,138	$6,692	$38,190	$(43,340)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$202,622	$(168,474)
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$491	$-	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2012
	Fixed Maturities Available For Sale
	Corporate Securities	Asset-Backed Securities	Commercial mortgage- backed securities	Trading Account Assets - Equity Securities	Equity Securties, available for sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$1,755	$18,627	$-	$1,569	$1,144
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(468)	76	-	-	(122)
Asset management fees and other income	-	-	-	(179)	-
Included in other comprehensive income (loss)	116	355	(128)	-	45
Net investment income	8	337	1	-	-
Purchases	4,704	5,302	-	-	-
Sales	(30)	-	-	-	-
Settlements	(1,814)	(6,142)	(2,496)	-	-
Transfers into Level 3 (2)	4,826	200	2,623	-	-
Transfers out of Level 3 (2)	(3,024)	(454)	-	-	-

Fair Value, end of period assets/(liabilities)	$6,073	$18,301	$-	$1,390	$1,067

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$(179)	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-

	Year Ended December 31, 2012
	Other Long- Term Investments	Reinsurance Recoverables	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$18	$53,677	$-	$5,995	$(76,996)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(18)	1,491	-	-	(1,562)
Asset management fees and other income	-	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	206	-
Included in other comprehensive income (loss)	-	-	(2)	-	-
Net investment income	-	-	-	-	-
Purchases	-	29,997	1,000	-	-
Sales	-	-	-	-	-
Issuances	-	-	-	-	(38,115)
Settlements	-	-	-	-	-
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-
Other (4)	-	-	-	-	-

Fair Value, end of period assets/(liabilities)	$-	$85,165	998	6,201	(116,673)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$2,126	$-	$-	$(2,670)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$206	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(2)	Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at 2013 and were reclassified to “Reinsurance Recoverables” at 2014 as they were in a net asset position.

(5)	Other represents investment in Joint Ventures reported at fair value.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2014
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$8	$287,293	$287,301	$283,057
Policy loans	-	-	182,560	182,560	182,560
Other long term investments	-	-	1,278	1,278	1,128
Cash and cash equivalents	1,612	38,048	-	39,660	39,660
Accrued investment income	-	14,768	-	14,768	14,768
Receivables from parents and affiliates	-	25,148	-	25,148	25,155
Other assets	-	3,141	-	3,141	3,141

Total assets	$1,612	$81,113	$471,131	$553,856	$549,469

Liabilities:
Policyholders’ account balances - investment contracts	$-	$140,116	$10,783	$150,899	$152,557
Cash collateral for loaned securities	-	4,455	-	4,455	4,455
Short-term debt	-	24,251	-	24,251	24,000
Long-term debt	-	97,862	-	97,862	97,000
Payables to parent and affiliates	-	4,244	-	4,244	4,244
Other liabilities	-	34,432	-	34,432	34,432

Total liabilities	$-	$305,360	$10,783	$316,143	$316,688

	December 31, 2013
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$-	$297,317	$297,317	$292,532
Policy loans	-	-	176,885	176,885	176,885
Other long term investments	-	-	744	744	658
Cash and cash equivalents	1,091	25,551	-	26,642	26,642
Accrued investment income	-	15,024	-	15,024	15,024
Receivables from parents and affiliates	-	23,198	-	23,198	23,090
Other assets	-	3,941	-	3,941	3,941

Total assets	$1,091	$67,714	$474,946	$543,751	$538,772

Liabilities:
Policyholders’ account balances - investment contracts	$-	$130,026	$10,956	$140,982	$143,294
Cash collateral for loaned securities	-	4,081	-	4,081	4,081
Short-term debt	-	24,569	-	24,569	24,000
Long-term debt	-	100,677	-	100,677	93,000
Payables to parent and affiliates	-	4,607	-	4,607	4,607
Other liabilities	-	48,662	-	48,662	48,662

Total liabilities	$-	$312,622	$10,956	$323,578	$317,644

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

(1)
Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

10.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Reinsurance Ltd., or “Pruco Re” and Pruco Life. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2014			December 31, 2013
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$44,221	$840	$(691)	$41,256	$-	$(3,328)

Total Qualifying Hedges	$44,221	$840	$(691)	$41,256	$-	$(3,328)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$57,200	$6,269	$-	$57,200	$3,443	$-
Credit
Credit Default Swaps	7,275	150	(451)	9,275	15	(499)
Currency/Interest Rate
Currency Swaps	25,370	1,049	(171)	10,370	-	(556)
Equity
Equity Options	1,875,551	446	(112)	1,870,001	1,666	(742)

Total Non-Qualifying Hedges	1,965,396	7,914	(734)	1,946,846	5,124	(1,797)

Total Derivatives (1)	$2,009,617	$8,754	$(1,425)	$1,988,102	$5,124	$(5,125)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $429 million and an asset of $38 million as of December 31, 2014 and December 31, 2013, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Pruco Life was an asset of $340 million and a liability of $43 million as of December 31, 2014 and December 31, 2013, respectively, included in “Reinsurance Recoverables” and “Other Liabilities,” respectively.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements, that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$8,753	$(1,424)	$7,329	$(7,194)	$135
Securities purchased under agreement to resell	38,048	-	38,048	(38,048)	-

Total Assets	$46,801	$(1,424)	$45,377	$(45,242)	$135

Offsetting of Financial Liabilities:
Derivatives	$1,424	$(1,424)	$-	$-	$-
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$1,424	$(1,424)	$-	$-	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$5,124	$(5,124)	$-	$-	$-
Securities purchased under agreement to resell	25,551	-	25,551	(25,551)	-

Total Assets	$30,675	$(5,124)	$25,551	$(25,551)	$-

Offsetting of Financial Liabilities:
Derivatives	$5,125	$(5,124)	$1	$-	$1
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$5,125	$(5,124)	$1	$-	$1

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

		Year Ended December 31, 2014
		Realized Investment Gains (Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income (Loss)(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	(58)	$	288	$	3,216

Total cash flow hedges		-		(58)		288		3,216

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		4,713		-		-		-
Currency/Interest Rate		1,445		-		25		-
Credit		(43)		-		-		-
Equity		(720)		-		-		-
Embedded Derivatives		(85,134)		-		-		-

Total non-qualifying hedges		(79,739)		-		25		-

Total	$	(79,739)	$	(58)	$	313	$	3,216

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

		Year Ended December 31, 2013
		Realized Investment Gains (Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income (Loss)(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	64	$	(301)	$	(1,730)

Total cash flow hedges		-		64		(301)		(1,730)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		(4,050)		-		-		-
Currency/Interest Rate		(110)		-		12		-
Credit		(1,016)		-		-		-
Equity		(3,875)		-		-		-
Embedded Derivatives		27,755		-		-		-

Total non-qualifying hedges		18,704		-		12		-

Total	$	18,704	$	64	$	(289)	$	(1,730)

		Year Ended December 31, 2012
		Realized Investment Gains (Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income (Loss)(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	23	$	8	$	(697)

Total cash flow hedges		-		23		8		(697)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		2,648		-		-		-
Currency		2		-		-		-
Currency/Interest Rate		(147)		-		(6)		-
Credit		(285)		-		-		-
Equity		(211)		-		-		-
Embedded Derivatives		(7,631)		-		-		-

Total non-qualifying hedges		(5,624)		-		(6)		-

Total	$	(5,624)	$	23	$	2	$	(697)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2011	$(630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(666)
Amount reclassified into current period earnings	(31)

Balance, December 31, 2012	(1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(1,493)
Amount reclassified into current period earnings	(237)

Balance, December 31, 2013	(3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	3,446
Amount reclassified into current period earnings	(230)
Balance, December 31, 2014	$159

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 13 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $7 million and $9 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

11.    COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $0.2 million. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $1 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC ., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court’s decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12.    RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $3 million, $2 million and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $83 million, $75 million, and $106 million during the years ended December 31, 2014, 2013, and 2012 respectively.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,546 million at December 31, 2014 and $1,344 million at December 31, 2013. Fees related to these COLI policies were $26 million, $22 million and $16 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Pruco Re, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), and Prudential Term Reinsurance Company (“Term Re”), and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain COLI policies with Pruco Life.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company’s Statements of Financial Position at December 31, were as follows:

	December 31, 2014	December 31, 2013

	(in thousands)
Reinsurance recoverables	$1,436,470	$999,240
Policy loans	(11,388)	(12,340)
Deferred policy acquisition costs	(211,128)	(207,517)
Other liabilities (reinsurance payables) (1)	37,934	76,499

(1)	December 31, 2013 includes $43 million reclassed from reinsurance recoverables to other liabilities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The reinsurance recoverables by counterparty is broken out below.

	Reinsurance Recoverables
	December 31, 2014	December 31, 2013
	(in thousands)
PARCC	$482,487	$482,633
PAR Term	116,930	82,322
Prudential Insurance	27,652	28,457
PAR U	446,182	397,776
Pruco Life	17,469	6,008
Pruco Re (1)	332,741	50
Term Re	11,039	-
Unaffiliated	1,970	1,994

Total reinsurance recoverables	$1,436,470	$999,240

(1)	December 31, 2013 excludes $43 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2014	2013	2012
	(in thousands)
Premiums:
Direct	$193,928	$186,778	$174,419
Assumed	-	-	-
Ceded	(179,605)	(171,885)	(160,286)

Net Premiums	14,323	14,893	14,133

Policy charges and fee income:
Direct	287,766	239,758	206,296
Assumed	-	-	-
Ceded	(106,680)	(82,947)	(59,836)

Net policy charges and fee income	181,086	156,811	146,460

Net investment income:
Direct	68,364	69,157	79,807
Assumed	-	-	-
Ceded	(492)	(504)	(152)

Net investment income	67,872	68,653	79,655

Net other income :
Direct	2,558	3,410	2,611
Assumed & Ceded	-	-	1,807

Net other income	2,558	3,410	4,418

Interest credited to policyholders’ account balance:
Direct	56,615	27,616	35,952
Assumed	-	-	-
Ceded	(10,785)	(10,443)	(4,000)

Net interest credited to policyholders’ account balance	45,830	17,173	31,952

Policyholders’ benefits (including change in reserves):
Direct	226,854	228,176	205,982
Assumed	-	-	-
Ceded	(200,249)	(205,283)	(170,293)

Net policyholders’ benefits (including change in reserves)	26,605	22,893	35,689

Net reinsurance expense allowances, net of capitalization and amortization	(38,881)	(24,700)	(22,944)
Realized investment gains (losses) net:
Direct	(398,154)	199,483	12,097
Assumed	-	-	-
Ceded	324,884	(176,902)	(1,620)

Realized investment gains (losses) net	$(73,270)	$22,581	$10,477

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Substantially all reinsurance contracts are with affiliates as of December 31, 2014, 2013 and 2012. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2014	2013	2012
	(in thousands)
Gross life insurance face amount in force	$114,395,367	$107,125,219	$101,793,986
Reinsurance ceded	(103,951,166)	(97,197,953)	(92,025,256)

Net life insurance face amount in force	$10,444,201	$9,927,266	$9,768,730

Pruco Life

The Company reinsures certain COLI and Prudential Defined Income “(PDI)” policies with Pruco Life.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

PAR U

Effective July 1, 2012, the Company entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all risks associated with its universal life policies.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $31 million, $26 million, and $19 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $7 million, $7 million, and $6 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as “Asset administration fees” in the Company’s Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2 million, $2 million, and $3 million for the years ended December 31, 2014, 2013, and 2012, respectively. These expenses are recorded as “Net Investment Income” in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital (“APIC”) and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
						(in millions)
Prudential Insurance	Sep-13	Sale	Commercial Mortgages	$2	$2	$1	$-	$-
Prudential Insurance	Dec-14	Purchase	Commercial Mortgages	$6	$5	$-	$-	$-

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes- December 31, 2014	Amount of Notes- December 31, 2013	Interest Rate	Date of Maturity
(in thousands)
Prudential Financial	12/16/2011	22,000	33,000	2.99% - 3.61%	12/2014 - 12/2016
Washington Street Investment	12/17/2012	39,000	52,000	1.21% - 1.87%	12/2014 - 12/2017
Prudential Financial	11/15/2013	9,000	9,000	2.24%	12/15/2018
Prudential Financial	11/15/2013	23,000	23,000	3.19%	12/15/2020
Prudential Financial	12/15/2014	5,000	-	2.57%	12/15/2019
Prudential Financial	12/15/2014	23,000	-	3.14%	12/15/2021

Total Loans Payable to Affiliate		$121,000	$117,000

The total interest expense to the Company related to loans payable to affiliates was $2.8 million, $2.3 million, and $1.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June 2014, the Company paid a dividend in the amount of $80 million to Pruco Life. In June 2013, the Company paid a dividend in the amount of $155 million to Pruco Life.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

13.     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

	March 31	June 30	September 30	December 31,

	(in thousands)
2014
Total revenues	$59,537	$73,806	$45,046	$52,444
Total benefits and expenses	48,788	47,651	44,434	71,919
Income (loss) from operations before income taxes	10,749	26,155	612	(19,475)
Net income (loss)	$8,429	$21,382	$4,732	$(6,278)

2013
Total revenues	$80,971	$85,711	$43,895	$89,523
Total benefits and expenses	21,433	25,360	(15,688)	37,786
Income (loss) from operations before income taxes	59,538	60,351	59,583	51,737
Net income (loss)	$43,332	$41,997	$39,540	$40,974

Results for the fourth quarter of 2014 include a pre-tax expense of $0.4 million related to an out of period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in the third quarter of 2014. This item impacted only the third and fourth quarters of 2014 and had no impact to full year 2014 reported results. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2014 and December 31, 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York March 12, 2015